                                         Registration No. 2-10305

               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549
                            FORM N-1A

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]


                Post-Effective Amendment No. 93
                             and/or
                  REGISTRATION STATEMENT UNDER
           THE INVESTMENT COMPANY ACT OF 1940     [X]
                        Amendment No. 25
                (Check appropriate box or boxes)


               AMERICAN NATIONAL GROWTH FUND, INC.
       (Exact Name of Registrant as Specified in Charter)

            One Moody Plaza, Galveston, Texas  77550
      (Address of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number, Including Area Code   (409) 763-2767

MICHAEL W. MCCROSKEY                                  JERRY L. ADAMS
ONE MOODY PLAZA            WITH COPY TO: GREER, HERZ & ADAMS, L.L.P.
GALVESTON, TEXAS 77550                               ONE MOODY PLAZA
--------------------------------------------------------------------------------

DECLARATION REQUIRED BY RULE 24f-2(a)(1): An indefinite number of securities of the Registrant has been registered under the Securities Act of 1933 pursuant to RULE 24f-2 under the Investment Company Act of 1940. Notice required by RULE 24f-2(b)(1) was filed in the Office of the Securities and Exchange Commission on March 24, 1998.

--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box):

[ ] 75 days after filing pursuant to paragraph (a) Rule 485

[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on APRIL 30, 1998 pursuant to paragraph (b) of Rule 485

--------------------------------------------------------------------------------

If appropriate, check the following box:

[ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

--------------------------------------------------------------------------------


EXHIBIT INDEX located at Page 27.

               AMERICAN NATIONAL GROWTH FUND, INC.

                      CROSS-REFERENCE SHEET
                    (Pursuant to Rule 485(b))

                 Showing Location of Information
                      Required by FORM N-1A

PART A ITEM AND CAPTION       PROSPECTUS CAPTION


ITEM 1.   COVER PAGE
     (a)(i)              Front Cover
        (ii)             Front Cover
        (iii)            Front Cover
        (iv)             Front Cover
        (v)              Front Cover

        (vi)             Not Applicable
        (vii)            Not Applicable
        (viii)           Front Cover
     (b)                 Front Cover


ITEM 2.   SYNOPSIS
     (a)(i)              Table of Fees and Expenses
        (ii)             Not Applicable
     (b)                 The Funds at a Glance
     (c)                 The Funds at a Glance


ITEM 3.   CONDENSED FINANCIAL INFORMATION

     (a)                 Financial Highlights -- AMERICAN NATIONAL GROWTH FUND,
                         INC.
     (b)                 Not Applicable
     (c)                 Funds Performance
     (d) Portfolio Manager's Discussion and Analysis -- AMERICAN NATIONAL GROWTH FUND.

ITEM 4.   GENERAL DESCRIPTION OF REGISTRANT

     (a)(i)              The Funds at a Glance
        (ii)             The Funds at a Glance; Investment Objectives and
                         Policies
     (b)(i)              Investment Objectives And Policies
        (ii)             Investment Objectives And Policies
     (c)                 Investment Objectives And Policies; The Funds at a
                         Glance

ITEM 5.   MANAGEMENT OF THE FUND

     (a)                 The Funds and Their Management
     (b)(i)              The Funds and Their Management
        (ii)             The Funds and Their Management
        (iii)            The Funds and Their Management
     (c)                 The Funds and Their Management
     (d)                 Not Applicable
     (e)                 The Funds and Their Management; Cover Page
     (f)                 The Funds and Their Management
     (g)                 Not Applicable

ITEM 5A.  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     (a) Portfolio Manager's Discussion and Analysis -- AMERICAN NATIONAL GROWTH FUND
     (b) Portfolio Manager's Discussion and Analysis -- AMERICAN NATIONAL GROWTH FUND
     (c)                 Not Applicable

ITEM 6.   CAPITAL  STOCK AND OTHER SECURITIES

     (a)(i)              How to Purchase Shares
        (ii)             How to Purchase Shares; How To Redeem; Special Purchase
                         Plans

        (iii)            Not Applicable
     (b)                 Not Applicable
     (c)                 Not Applicable
     (d)                 Not Applicable
     (e)                 Cover Page
     (f)                 Dividends, Capital Gains and Federal Taxes
     (g)(i)              Dividends, Capital Gains and Federal Taxes
        (ii)             Dividends, Capital Gains and Federal Taxes
        (iii)            Dividends, Capital Gains and Federal Taxes
     (h)                 Not Applicable


ITEM 7.   PURCHASE OF SECURITIES BEING OFFERED

     (a)                 How to Purchase Shares
     (b)(i)              Determination of Offering Price
        (ii)             When Are Purchases Effective?; Determination of
                         Offering Price
        (iii)            Determination of Offering Price
        (iv)             Determination of Offering Price
        (v)              Not Applicable
     (c)                 Special Purchase Plans; Determination of Offering Price
     (d)                 How to Purchase Shares

     (e)                 Not Applicable
     (f)(i)              Not Applicable
        (ii)             Not Applicable
        (iii)            Not Applicable
     (g)                 Not Applicable

ITEM 8.   REDEMPTION OR REPURCHASE
     (a)                 How To Redeem
     (b)                 Not Applicable
     (c)                 How To Redeem
     (d)                 How To Redeem

ITEM 9.   PENDING LEGAL PROCEEDINGS
                         Not Applicable

PART B ITEM AND CAPTION       STATEMENT OF ADDITIONAL INFORMATION CAPTION

ITEM 10.  COVER PAGE
     (a)(i)              Cover Page
        (ii)             Cover Page
        (iii)            Cover Page
        (iv)             Cover Page
     (b)                 Cover Page

ITEM 11.  TABLE OF CONTENTS
                         Table of Contents

ITEM 12.  GENERAL INFORMATION AND HISTORY
                         Not Applicable


ITEM 13.  INVESTMENT OBJECTIVE AND POLICIES
     (a)                 Investment Objective and Policies -- Investment
                         Restrictions
     (b)                 Investment Objective and Policies -- Investment
                         Restrictions
     (c)                 Not Applicable
     (d)                 Not Applicable


ITEM 14.  MANAGEMENT OF THE FUND
     (a)                 Management of The Fund
     (b)                 Management of The Fund

     (c)                 Management of The Fund

ITEM 15.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     (a)                 Not Applicable
     (b)                 Not Applicable
     (c)                 Control Persons and Principal Holders of
                         Securities

ITEM 16.  INVESTMENT ADVISORY AND OTHER SERVICES
     (a)(i)              Control and Management of SM&R
        (ii)             Control and Management of SM&R
        (iii)            Investment Advisory Agreement
     (b)                 Investment Advisory Agreement
     (c)                 Not Applicable
     (d)                 Administrative Service Agreement
     (e)(i)              Not Applicable
        (ii)             Not Applicable
        (iii)            Not Applicable
     (f)(i)              Not Applicable
        (ii)             Not Applicable
        (iii)            Not Applicable
     (g)                 Custodian
     (h)                 Custodian; Counsel and Auditors
     (i) Investment Advisory Agreement; Administrative Service Agreement; Custodian; Transfer and Dividend Paying Agent


ITEM 17.  BROKERAGE ALLOCATION AND OTHER PRACTICES
     (a)                 Portfolio Transactions and Brokerage Allocation
     (b)                 Not Applicable
     (c)                 Portfolio Transactions and Brokerage Allocation
     (d)                 Portfolio Transactions and Brokerage Allocation
     (e)                 Not Applicable

ITEM 18.  CAPITAL  STOCK AND OTHER SECURITIES
     (a)(i)              Capital Stock
        (ii)             Capital Stock
     (b)                 Not Applicable

ITEM 19.  PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED
     (a)                 Purchasing Shares; Special Purchase Plans
     (b)                 Determination of Net Asset Value; Offering Price;
                         Reduced Sales Charge
     (c)                 Not Applicable

ITEM 20.  TAX STATUS
                         Tax Status

ITEM 21.  UNDERWRITERS
     (a)(i)              The Underwriter
        (ii)             The Underwriter
        (iii)            The Underwriter
     (b)                 The Underwriter
     (c)                 Not Applicable


ITEM 22.  CALCULATIONS OF PERFORMANCE DATA
     (a)(i)              Not Applicable
        (ii)             Not Applicable
        (iii)            Not Applicable

        (iv)             Not Applicable
     (b)(i)              Performance Data; Cumulative Total Return;
                         Average
                         Annual Return; Comparisons
        (ii)             Not Applicable
        (iii)            Not Applicable
        (iv)             Not Applicable

ITEM 23.  FINANCIAL STATEMENTS
                         Financial Statements are attached hereto as EXHIBIT "1" to Part B, Statement of Additional Information.

PART C    OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

   [LOGO]
P  R  O  S  P  E  C  T  U  S

AMERICAN NATIONAL FUNDS GROUP

APRIL 30, 1998

                             AMERICAN NATIONAL GROWTH FUND, INC.
                             AMERICAN NATIONAL INCOME FUND, INC.
                             TRIFLEX FUND, INC.

                                   ONE MOODY PLAZA, GALVESTON, TEXAS 77550
                                   TELEPHONE NUMBER: (409) 763-8272 - TOLL FREE:
                                   1 (800) 231-4639

                                    OFFICERS
                    Michael W. McCroskey, President and CEO
                Brenda T. Koelemay, Vice President and Treasurer
                        Emerson V. Unger, Vice President
                Teresa E. Axelson, Vice President and Secretary


INVESTMENT ADVISOR AND MANAGER                                                                             LEGAL COUNSEL
Securities Management and Research, Inc.                                                     Greer, Herz & Adams, L.L.P.
One Moody Plaza                                                                                          One Moody Plaza
Galveston, Texas 77550                                                                            Galveston, Texas 77550
UNDERWRITER AND REDEMPTION AGENT                                                                    INDEPENDENT AUDITORS
Securities Management and Research, Inc.                                                            Tait, Weller & Baker
One Moody Plaza                                                                                            8 Penn Center
Galveston, Texas 77550                                                                  Philadelphia, Pennsylvania 19103
CUSTODIAN                                                                                   TRANSER AGENT, REGISTRAR AND
Securities Management and Research, Inc.                                                           DIVIDEND PAYING AGENT
One Moody Plaza                                                                 Securities Management and Research, Inc.
Galveston, Texas 77550                                                                                   One Moody Plaza
                                                                                                  Galveston, Texas 77550



   This Prospectus concisely sets forth the information a prospective investor should know about the American National Growth Fund, Inc. ("Growth Fund"), a long-term growth fund; American National Income Fund, Inc. ("Income Fund"), an income fund with appreciation secondary and the Triflex Fund, Inc. ("Triflex Fund") a balanced fund seeking conservation of principal, current income and long-term capital appreciation, (together "the Funds" or the "American National Funds Group") before investing. Please read and retain this Prospectus for future reference. A Statement of Additional Information for each Fund dated April 30, 1998 has been filed with the Securities and Exchange Commission and is available free of charge by writing Securities Management and Research, Inc. ("SM&R") at One Moody Plaza, Galveston, Texas 77550 or calling 1-800-231-4639. The Statements of Additional Information are incorporated herein by reference in accordance with the Commission's rules.


   While the use of this combined Prospectus subjects each Fund to possible liability as the result of statements or omissions regarding another Fund, the Board of Directors of each Fund considers the benefits to the respective Fund of using a combined Prospectus to outweigh the risk.

   No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or each Fund's Statement of Additional Information referred to above) and if given or made, such information or representa- tions must not be relied upon as having been authorized by the Funds or SM&R, the Fund's investment adviser, manager and principal underwriter. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.


SHAREHOLDER INQUIRIES

   Shareholder inquiries should be directed to your registered representative, or to the Funds at the telephone numbers or mailing address listed above.

   SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK. FURTHER, SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

   LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Form 9090 (4/98)

                               TABLE OF CONTENTS

                                                     PAGE
                                                  -----------

SHAREHOLDER INQUIRIES...........................           1
THE FUNDS AT A GLANCE...........................           3
TABLE OF FEES AND EXPENSES......................           4
FINANCIAL HIGHLIGHTS............................           5
PERFORMANCE.....................................           8
PERFORMANCE ILLUSTRATIONS.......................          10
INVESTMENT OBJECTIVES AND POLICIES..............          22
THE FUNDS AND THEIR MANAGEMENT..................          25
HOW TO PURCHASE SHARES..........................          28

                                                     PAGE
                                                  -----------
WHEN ARE PURCHASES EFFECTIVE?...................          29
DETERMINATION OF OFFERING PRICE.................          29
SPECIAL PURCHASE PLANS AND SERVICES.............          31
RETIREMENT PLANS................................          34
DIVIDENDS, CAPITAL GAINS AND FEDERAL TAXES......          34
HOW TO REDEEM...................................          36
APPENDIX........................................          39

THE FUNDS AT A GLANCE
  The Funds were originally incorporated as follows: Growth Fund, State of Florida, May 5, 1953; Income Fund, State of Texas, May 1, 1970 and the Triflex Fund, State of Texas, November 20, 1987. The Funds were subsequently reincorporated in the State of Maryland on November 30, 1989. They are diversified, open-end management investment companies (mutual funds) which continuously sell and redeem their shares of common stock at the current per share offering price.

MINIMUM PURCHASE:--$100 minimum initial investment and $20 minimum for each subsequent investment as described under "Special Purchase Plans".

INVESTMENT OBJECTIVES AND INVESTOR SUITABILITY PROFILE:

AMERICAN NATIONAL GROWTH FUND, INC. ("GROWTH FUND")

OBJECTIVE:--The Growth Fund seeks long-term capital growth by investing its assets in securities that provide an opportunity for capital appreciation.

INVESTOR SUITABILITY PROFILE:--The Growth Fund is designed for investors with modest means who want to invest money over time to build capital to meet long-range goals. Examples of long-range goals include giving children the finest education possible, retiring in comfort, or building an estate.

AMERICAN NATIONAL INCOME FUND, INC. ("INCOME FUND")

OBJECTIVE:--The Income Fund seeks current income with a secondary objective of long-term capital appreciation.

INVESTOR SUITABILITY PROFILE:--The Income Fund is designed for investors seeking to protect the purchasing power of their money while retaining the potential for attractive growth and reducing their exposure to the volatility of the market.

TRIFLEX FUND, INC. ("TRIFLEX FUND")

OBJECTIVE:--The Triflex Fund seeks to conserve principal, produce current income and achieve long-term capital appreciation.

INVESTOR SUITABILITY PROFILE:--The Triflex Fund is designed for retirees, widows or anyone seeking supplemental income and conservation of the purchasing power of their capital.

MANAGEMENT:--Securities Management and Research, Inc. ("SM&R") makes the investment choices for the Funds. SM&R has served as investment adviser, manager and distributor of mutual funds since 1966. Refer to "THE FUNDS AND THEIR MANAGEMENT" for additional information.

PORTFOLIO MANAGEMENT PERSONAL INVESTING:--The Funds' Boards of Directors have approved a Code of Ethics which prescribes policies governing the personal investment practices of its portfolio management. These policies are stated in each of the Fund's Statement of Additional Information.

REDEMPTIONS:--Procedures may be found under "HOW TO REDEEM".

DERIVATIVE INVESTMENTS:--The Funds do not invest in interest only (IO) or principal only (PO) securities. The Triflex Fund may invest in collateralized mortgage obligations (CMO) from time to time. An explanation of CMO's can be found in the Triflex Fund's Statement of Additional Information.

RISKS:--Each Fund can be expected to have different investment results based on its investment objective and different financial and market risks. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities market in general, and with particular reference to debt securities, to changes in the overall level of interest rates. As a result of these and other risks, the value of the shares owned may be higher or lower than their cost.

PORTFOLIO TURNOVER RATES:--Each Fund's portfolio turnover rates for the last ten years are included in the Financial Highlights tables herein. A security will be sold, and the proceeds reinvested, whenever it is considered prudent to do so from the viewpoint of a Fund's objectives, regardless of the holding period of the security. A higher rate of portfolio turnover may result in higher transaction costs. Additionally, higher portfolio turnover may, in some cases, have adverse tax effects on the Funds and their shareholders. Portfolio turnovers are expected to be less than 90% per year for each of the Funds. An explanation of turnover rate calculations and brokerage fees can be found in each Fund's Statement of Additional Information.

TABLE OF FEES AND EXPENSES
--------------------------------------------------------------------------------

The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. See "HOW TO PURCHASE SHARES" in this Prospectus. The example is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods.

SHAREHOLDER TRANSACTION EXPENSES(1)

                                                                        Growth       Income       Triflex
  Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                                       5.75%        5.75%        5.75%
  Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price)                                       None         None         None
  Deferred Sales Load                                                       None         None         None
  Redemption Fees(1)                                                        None         None         None
  Exchange Fees                                                             None         None         None
ANNUAL OPERATING EXPENSES
(as a Percentage of average net assets)


                                                                        Growth       Income       Triflex
  Investment Advisory Fee After Expense Reimbursement                        .60%         .69%         .65%
  Service Fee                                                                .23%         .23%         .25%
  Other Expenses                                                             .13%         .13%         .36%
  Total Operating Expenses After Expense Reimbursement                       .96%        1.05%        1.26%(2)


The table shows actual expenses paid by shareholders. (See "THE FUNDS AND THEIR MANAGEMENT" in this Prospectus for more information).

(1) An $8.00 transaction fee is charged for each expedited wire redemption.


(2) Without the reimbursement, the percentages shown for the Triflex Fund's Investment Advisory Fees and Total Operating Expenses would have been .75% and 1.36%, respectively.


Investors should be aware that this table is not intended to reflect in detail the fees and expenses associated with an individual shareholder's own investment in any of the Funds listed. It is being provided to assist investors in gaining a more complete understanding of fees, charges and expenses which are discussed in greater detail in the appropriate sections of this Prospectus.

EXAMPLE OF EXPENSES
  The following example illustrates the expenses an investor would pay on a $1,000 investment in each Fund listed over various time periods assuming (i) 5% annual return and (ii) redemption at the end of each period. Because the Funds have no redemption fee, you would pay the same expenses whether or not you redeemed your investment at the end of each period. An investor should not view this example as a representation of past or future expenses and actual expenses may be more or less than those shown.


                                           1 Year       3 Years      5 Years     10 Years
  Growth                                  $      67    $      86    $     108    $     169
  Income                                         68           89          112          178
  Triflex                                        70           95          123          201

                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout each period)

AMERICAN NATIONAL GROWTH FUND, INC.


  The table that follows, for the period ending December 31, 1997, has been audited by Tait, Weller & Baker, independent auditors, whose unqualified report on the Financial Statements appears in the Statement of Additional Information. This information should be read in conjunction with the related financial statements and notes included in the Statement of Additional Information. The information for years ending December 31, 1996 and prior, has been audited by the Growth Fund's former independent auditors.


                                                                   Year Ended December 31,
                                ----------------------------------------------------------------------------------------------
                                  1997        1996        1995        1994        1993        1992        1991         1990
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ----------
Net Asset Value,
Beginning of Period             $    4.95   $    4.39   $    3.83   $    4.15   $    4.51   $    5.07   $    3.95   $     4.25

  Investment income--net             0.06        0.05        0.08        0.06        0.06        0.08        0.08         0.10

  Net realized and unrealized
  gain (loss) on investments
  during the period                  1.03        0.73        0.88        0.15        0.31       (0.20)       1.38        (0.22)
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ----------
TOTAL FROM INVESTMENT
OPERATIONS                           1.09        0.78        0.96        0.21        0.37       (0.12)       1.46        (0.12)

Less distributions

  Distributions from
  investment income--net            (0.06)      (0.05)      (0.08)      (0.06)      (0.06)      (0.08)      (0.06)       (0.09)

  Distributions from capital
  gains                             (0.74)      (0.17)      (0.32)      (0.47)      (0.67)      (0.36)      (0.28)       (0.09)
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ----------
TOTAL DISTRIBUTIONS                 (0.80)      (0.22)      (0.40)      (0.53)      (0.73)      (0.44)      (0.34)       (0.18)
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ----------
Net Asset Value,
End of Period                   $    5.24   $    4.95   $    4.39   $    3.83   $    4.15   $    4.51   $    5.07   $     3.95
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ----------
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ----------
TOTAL RETURN                        22.24%      17.64%      25.20%       4.98%       8.17%      (2.50)%     36.98%       (2.94)%

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period
(000's omitted)                  $178,344    $152,758    $134,821    $113,250    $113,135    $111,811    $125,837      $97,298

Ratio of expenses to average
net assets                            .96        1.15        0.98        0.97        1.00        1.07        1.04         1.03

Ratio of net investment income
to average net assets                1.03        1.02        1.67        1.46        1.31        1.42        1.63         2.41

Portfolio turnover rate             46.79       18.72       37.00       46.26       59.67       92.28       55.95       152.13

Average commission rate paid
per share                        $  .0700    $  .0700          --          --          --          --          --           --

                                Two Months
                                   Ended            Year Ended
                                 Dec. 31,           October 31,
                                -----------   -----------------------
                                   1989          1989         1988
                                -----------   ----------   ----------
Net Asset Value,
Beginning of Period             $      4.85   $     4.48   $     5.14
  Investment income--net               0.03         0.13         0.09
  Net realized and unrealized
  gain (loss) on investments
  during the period                    0.17         0.67         0.13
                                -----------   ----------   ----------
TOTAL FROM INVESTMENT
OPERATIONS                             0.20         0.80         0.22
Less distributions
  Distributions from
  investment income--net              (0.07)       (0.12)       (0.10)
  Distributions from capital
  gains                               (0.73)       (0.31)       (0.78)
                                -----------   ----------   ----------
TOTAL DISTRIBUTIONS                   (0.80)       (0.43)       (0.88)
                                -----------   ----------   ----------
Net Asset Value,
End of Period                   $      4.25   $     4.85   $     4.48
                                -----------   ----------   ----------
                                -----------   ----------   ----------
TOTAL RETURN                           4.07%**      19.90%       5.88%
RATIOS (IN PERCENTAGES)/SUPPLE
Net Assets, end of period
(000's omitted)                    $108,058     $104,897      $97,302
Ratio of expenses to average
net assets                             1.06*        1.09         1.23
Ratio of net investment income
to average net assets                  3.24*        2.93         2.07
Portfolio turnover rate               13.74        70.94        46.79
Average commission rate paid
per share                                --           --           --


*Ratios annualized
**Returns are not annualized

                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout each period)

AMERICAN NATIONAL INCOME FUND, INC.


  The table that follows, for the period ending December 31, 1997, has been audited by Tait, Weller & Baker, independent auditors, whose unqualified report on the Financial Statements appears in the Statement of Additional Information. This information should be read in conjunction with the related financial statements and notes included in the Statement of Additional Information. The information that follows for years ending December 31, 1996 and prior, has been audited by the Income Fund's former independent auditors.


                                                                   Year Ended December 31,
                                ----------------------------------------------------------------------------------------------
                                  1997        1996        1995          1994        1993        1992        1991       1990
                                ---------   ---------   ---------     ---------   ---------   ---------   --------   ---------
Net Asset Value,
Beginning of Period             $   25.05   $   22.59   $   18.90     $   21.66   $   22.09   $   22.94   $  19.35   $   20.11

  Investment income--net             0.63        0.58        0.62          0.62        0.56        0.57       0.69        0.79

  Net realized and unrealized
  gain (loss) on investments
  during the period                  4.96        3.10        4.82         (0.75)       1.75        0.17       4.85       (0.67)
                                ---------   ---------   ---------     ---------   ---------   ---------   --------   ---------
TOTAL FROM INVESTMENT
OPERATIONS                           5.59        3.68        5.44         (0.13)       2.31        0.74       5.54        0.12

Less distributions

  Distributions from
  investment income--net            (0.64)      (0.58)      (0.63)        (0.61)      (0.60)      (0.53)     (0.64)      (0.81)

  Distributions from capital
  gains                             (3.01)      (0.64)      (1.12)        (2.02)      (2.14)      (1.06)     (1.31)      (0.07)
                                ---------   ---------   ---------     ---------   ---------   ---------   --------   ---------
TOTAL DISTRIBUTIONS                 (3.65)      (1.22)      (1.75)        (2.63)      (2.74)      (1.59)     (1.95)      (0.88)
                                ---------   ---------   ---------     ---------   ---------   ---------   --------   ---------
Net Asset Value,
End of period                   $   26.99   $   25.05   $   22.59     $   18.90   $   21.66   $   22.09   $  22.94   $   19.35
                                ---------   ---------   ---------     ---------   ---------   ---------   --------   ---------
                                ---------   ---------   ---------     ---------   ---------   ---------   --------   ---------
TOTAL RETURN                        22.72%      16.46%      29.12%        (0.61)%     10.63%       3.31%     29.06%       0.75%

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period
(000's omitted)                  $198,687    $165,786    $141,058      $114,231    $119,956    $108,076    $99,192     $74,329

Ratio of expenses to average
net assets                           1.05        1.10        1.12          1.12        1.17        1.18       1.23        1.22

Ratio of net investment income
to average net assets                2.28        2.42        2.89          2.86        2.51        2.56       3.25        4.14

Portfolio turnover rate             39.14       27.07       44.00         52.46       70.71       44.03      40.23       37.51

Average commission rate paid
per share                        $  .0700    $  .0700          --            --          --          --         --          --

                                  Five
                                 Months
                                  Ended            Year Ended
                                Dec. 31,            July 31,
                                ---------     ---------------------
                                  1989          1989         1988
                                ---------     --------     --------
Net Asset Value,
Beginning of Period             $   20.75     $  19.80     $  23.77
  Investment income--net             0.38         0.74         0.70
  Net realized and unrealized
  gain (loss) on investments
  during the period                  1.06         3.09        (3.31)
                                ---------     --------     --------
TOTAL FROM INVESTMENT
OPERATIONS                           1.44         3.83        (2.61)
Less distributions
  Distributions from
  investment income--net            (0.44)       (0.74)       (0.83)
  Distributions from capital
  gains                             (1.64)       (2.14)       (0.53)
                                ---------     --------     --------
TOTAL DISTRIBUTIONS                 (2.08)       (2.88)       (1.36)
                                ---------     --------     --------
Net Asset Value,
End of period                   $   20.11     $  20.75     $  19.80
                                ---------     --------     --------
                                ---------     --------     --------
TOTAL RETURN                         6.99%**     32.31%      (11.20)%
RATIOS (IN PERCENTAGES)/SUPPLE
Net Assets, end of period
(000's omitted)                   $69,579      $67,765      $65,789
Ratio of expenses to average
net assets                           1.17*        1.18         1.10
Ratio of net investment income
to average net assets                3.92*        3.82         3.46
Portfolio turnover rate             14.62        31.02        56.63
Average commission rate paid
per share                              --           --           --


 * Ratios annualized
** Returns are not annualized

                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout each period)

TRIFLEX FUND, INC.


  The table that follows, for the period ending December 31, 1997, has been audited by Tait, Weller & Baker, independent auditors, whose unqualified report on the Financial Statements appears in the Statement of Additional Information. This information should be read in conjunction with the related financial statements and notes included in this Statement of Additional Information. The information that follows for years ending December 31, 1996 and prior, has been audited by the Triflex Fund's former independent auditors.


                                                                                                                         Five
                                                                                                                        Months
                                                                                                                         Ended
                                                              Year Ended December 31,                                  Dec. 31,
                                ------------------------------------------------------------------------------------   ---------
                                 1997       1996       1995       1994       1993       1992       1991       1990       1989
                                -------    -------    -------    -------    -------    -------    -------    -------   ---------
Net Asset Value,
Beginning of Period             $ 17.90    $ 16.85    $ 14.32    $ 15.35    $ 15.81    $ 16.20    $ 13.98    $ 14.62   $   15.90

  Investment income--net           0.57       0.49       0.49       0.45       0.41       0.46       0.61       0.80        0.37

  Net realized and unrealized
  gain (loss) on investments
  during the period                2.50       1.48       2.67      (0.22)      0.58       0.01       2.79      (0.66)      (0.33)
                                -------    -------    -------    -------    -------    -------    -------    -------   ---------
TOTAL FROM INVESTMENT
OPERATIONS                         3.07       1.97       3.16       0.23       0.99       0.47       3.40       0.14        0.04

Less distributions

  Distributions from
  investment income--net          (0.59)     (0.49)     (0.49)     (0.45)     (0.41)     (0.35)     (0.62)     (0.70)      (0.39)

  Distributions from capital
  gains                           (2.06)     (0.43)     (0.14)     (0.81)     (1.04)     (0.51)     (0.56)     (0.08)      (0.93)
                                -------    -------    -------    -------    -------    -------    -------    -------   ---------
TOTAL DISTRIBUTIONS               (2.65)     (0.92)     (0.63)     (1.26)     (1.45)     (0.86)     (1.18)     (0.78)      (1.32)
                                -------    -------    -------    -------    -------    -------    -------    -------   ---------
Net Asset Value,
End of Period                   $ 18.32    $ 17.90    $ 16.85    $ 14.32    $ 15.35    $ 15.81    $ 16.20    $ 13.98   $   14.62
                                -------    -------    -------    -------    -------    -------    -------    -------   ---------
                                -------    -------    -------    -------    -------    -------    -------    -------   ---------
TOTAL RETURN                      17.46%     11.86%     22.29%      1.49%      6.31%      3.00%     24.53%      1.37%       0.32%**

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period
(000's omitted)                 $25,838    $23,188    $21,757    $19,023    $20,469    $21,482    $21,916    $19,328     $21,382
Ratio of expenses to average
net assets                         1.26(1)    1.21(1)    1.26(1)    1.25(1)    1.32(1)    1.15(1)    1.28(1)    1.31        1.31*
Ratio of net investment income
to average net assets              3.02       2.83       2.99       2.91       2.49       2.96       3.95       5.57        5.75*
Portfolio turnover rate           27.52      23.78      16.39      46.95      70.98      61.66     104.21     184.54      116.16
Average Commission Rate Paid
per share                       $ .0700    $ .0700         --         --         --         --         --         --          --


                                     Year Ended
                                      July 31,
                                --------------------
                                  1989        1988
                                ---------   --------
Net Asset Value,
Beginning of Period             $   14.90   $  14.59
  Investment income--net             0.89       0.88
  Net realized and unrealized
  gain (loss) on investments
  during the period                  1.34       0.54
                                ---------   --------
TOTAL FROM INVESTMENT
OPERATIONS                           2.23       1.42
Less distributions
  Distributions from
  investment income--net            (0.90)     (1.11)
  Distributions from capital
  gains                             (0.33)      0.00
                                ---------   --------
TOTAL DISTRIBUTIONS                 (1.23)     (1.11)
                                ---------   --------
Net Asset Value,
End of Period                   $   15.90   $  14.90
                                ---------   --------
                                ---------   --------
TOTAL RETURN                        15.94%     10.18%
RATIOS (IN PERCENTAGES)/SUPPLE
Net Assets, end of period
(000's omitted)                   $21,002    $19,687
Ratio of expenses to average
net assets                           1.28       1.00
Ratio of net investment income
to average net assets                5.99       6.01
Portfolio turnover rate             36.93     130.95
Average Commission Rate Paid
per share                              --         --



(1) Expenses for these calculations are net of a reimbursement from Securities Management and Research, Inc. Without these reimbursements, the ratio of expenses to average net assets would have been 1.36%, 1.34%, 1.46%, 1.45%, 1.39%, 1.32% and 1.49% for the years ended December 31, 1997, 1996, 1995, 1994,
1993, 1992 and 1991, respectively.


 * Ratios annualized
** Returns are not annualized

PERFORMANCE

  Each Fund may include in advertisements, sales literature, shareholder reports or other communications, total rate of return quotations and the Funds rankings in the relevant fund category from sources such as the Lipper Analytical Services, Inc. ("Lipper") and Weisenberger Investment Company Service ("Weisenberger"). If any advertised performance data does not reflect the maximum sales charge, such advertisements will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Additional performance information is shown on the following pages.

  The Funds may also include data comparing their performance with the performance of non-related investment media, published editorial comments, publications that monitor the performance of other mutual funds or mutual fund indexes with similar objectives and policies. (See "COMPARISONS" in each of the Funds Statement of Additional Information for a list of various media used). Performance information may be quoted numerically or may be presented in table, graph or other illustration.

  The total return data represents past performance, which may vary for different periods. Actual total return and principal value of an investment will fluctuate so that investor's shares, when redeemed, may be worth more or less than their cost. Returns include the effects of the Growth, Income and Triflex Fund's maximum sales charge of 5.75% applied to the initial investment amount, the change in the share price and the reinvestment at net asset value of all dividends and capital gains (both of which are subject to applicable federal, state and local income taxes).

AVERAGE ANNUAL RETURN

  Each Fund's average annual return during specified time periods reflects the hypothetical annually compounded return that would equate an initial one thousand dollar investment by adding one to the computed average annual total return, raising the sums to a power equal to the number of years covered by the computation and multiplying the result by the one thousand dollar initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all investment income dividends and capital gain distributions on the reinvestment dates at the net asset value. Because average annual returns tend to smooth out variations in each Fund's return, you should recognize that they are not the same as actual year-by-year results.


                          Average Annual Total Return
                         For the Period Ending 12/31/97



                   20-year      10-year     5-year     1-year

Growth Fund          14.50%       12.65%      13.99%     15.25%
Income Fund          14.52%       13.74%      13.84%     15.66%
Triflex Fund             --       10.30%      10.32%     10.71%


  Each Fund's performance will vary from time to time and past results are not necessarily indicative of future results. Performance is a function of a fund's portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of a Fund, market conditions and interest rates.

CUMULATIVE TOTAL RETURN


  The charts that follow describe the total return results of a hypothetical $10,000 investment in each Fund for the 10-year period from January 1, 1988 through December 31, 1997 with a maximum sales charge of 5.75%.

                      [This page intentionally left blank]

PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

AMERICAN NATIONAL GROWTH FUND


  Looking back at 1997, U.S. economic characteristics reflected steady growth, declining inflation, a decrease in the budget deficit, large increases in business profits, employment and real incomes, and a continuation of unprecedented stock market gains. Further, interest rates declined over the past year as markets realized that with a backdrop of an appreciating dollar, global deflationary tendencies, and excess liquidity via declining inflation, the Federal Reserve would have no compelling reasons to alter monetary policy.


  The S&P 500 ended 1997 registering its third consecutive year of +20% gains. This ended the best calendar-three-year run since Standard and Poor's began tracking indices in 1923. In addition, this was the first time since 1926 that the S&P 500 produced better than 20% returns in three consecutive calendar years. The year 1997 also featured a market of increased volatility. For 1997, the S&P 500 closed more than 1% higher or lower than the previous day on 34% of the trading days. In comparison, the average for the period 1990-1996 was less than half that, at 14.5% of the trading days. For the fourth year in a row, large capitalization stocks were the best performing size category. The S&P 500 broke 43 new record high marks during 1997, but not without a few bruises. The 9.6% decline between February 18 and April 11 stopped just short of the 10% mark, which is traditionally the benchmark cited to declare a true market correction. The 10% mark was crested, however, as stocks fell 10.8% between October 7-27.

  The Dow Jones World Index, which excludes the U.S. market, lost 3.0% during the year, although performance was widely varied. Within the index, Asia/Pacific declined 29.1% whereas Europe/Africa gained 19.9%. Also during the year, the Merrill Lynch Domestic Bond Index rose 9.4%. Within this index, performance varied from convertible bonds returning 16.1% to asset-backed securities returning 7.2%. Money market returns were widely varied as well. The U.S. money markets returned 5.1% whereas the foreign money markets fell 5.5%, reflecting strength in the U.S. dollar.


  Looking forward into the remainder of 1998, we believe the U.S. economy will continue to grow, albeit at a reduced rate of approximately 2.0-3.0%. Inflation will likely remain historically low (1.5-2.5%) as declining commodities costs are countered by rising employment and wages. Such an environment will likely lead to declining interest rates over the short run which, in turn, could provide an ideal climate for fixed income securities as well as financial and consumer dependent securities.



  The Growth Fund seeks to identify stocks of superior companies utilizing two valuation disciplines. These disciplines screen potential investments for both cash flow and earnings with the goal of selecting companies suitable for long term capital appreciation. The purpose of this approach is to purchase future company earnings at a discount relative to peer companies, all else being equal. The disciplines provide what we believe is a conservative and defensive group of stocks from which to select for inclusion in the fund.



  Within the Growth Fund, we noted particular strength from our holdings in the financial, consumer cyclical and technology sectors. For 1997, our overweighting of technology relative to the market also helped our relative performance. For investors who owned shares for the whole year 1997, the Growth Fund produced a total return of 22.3%, excluding sales charge (see graph for complete performance history). The Growth Fund's growth attributes are achieved by investing primarily in large-capitalization growth companies. The Growth Fund makes an effort to overweight sectors by no more than twice the S&P 500 sector weights and underweight by no more than half the S&P 500 sector weights.



  We continue to seek out undervalued companies undergoing positive changes in fundamentals and selling those issues that have hit their price targets or whose fundamentals do not warrant inclusion in our Fund.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                AMERICAN NATIONAL GROWTH FUND, INC. AND S&P 500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          AMERICAN
                           NATIONAL
                             Growth
                              Fund,
                               Inc.   S&P 500
1987                          9,426    10,000
1988                          9,992    11,661
1989                         12,422    15,356
1990                         12,057    14,879
1991                         16,515    19,412
1992                         16,102    20,891
1993                         17,417    22,997
1994                         18,284    23,300
1995                         22,892    32,058
1996                         26,931    39,416
1997                         32,921    52,567
Average Annual Return
10 Year                      12.65%
5 Year                       13.99%
1 Year                       15.25%
Past performance is not
predictive of future
performance.


American National Growth Fund, Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value, and considers the effect of the Growth Fund's 5.75% maximum sales charge. All performance figures are as-of December 31 for the applicable year. The Growth Fund's fiscal year end was as of October 31 for 1988-1989.

              ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 OF
                      AMERICAN NATIONAL GROWTH FUND, INC.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     RESULTS
                                    ASSUMING
                                    DIVIDENDS
                              Total  Taken in
                             Return      Cash
1988                        $ 9,992   $ 9,767
1989                       $ 12,422  $ 11,832
1990                       $ 12,057  $ 11,243
1991                       $ 16,515  $ 15,219
1992                       $ 16,102  $ 14,596
1993                       $ 17,417  $ 15,583
1994                       $ 18,281  $ 16,126
1995                       $ 22,892  $ 19,858
1996                       $ 26,931  $ 23,136
1997                       $ 32,921  $ 27,995
$32,921 Total Return
$27,995 Capital
Appreciation Assuming
Dividends Taken in Cash
$10,000 Purchase Price
$9,425 Net Amount
Invested


SUMMARY OF RESULTS FOR CALENDAR YEAR



----------------------------------------------------------------------------------------------------------------------------------
                                           1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
----------------------------------------------------------------------------------------------------------------------------------
Investment income dividends paid and
reinvested during year                    $   226  $   308  $   260  $   176  $   253  $   216  $   255  $   360  $   247  $   320
Capital gains distributions reinvested
during year                                   700    1,794      259      847    1,165    2,404    1,972    1,552      865    4,027
Value of investment at year end assuming
reinvestment of investment income
dividends and capital gains
distributions                               9,992   12,422   12,057   16,515   16,102   17,417   18,284   22,892   26,931   32,921
Value of investment at year end assuming
investment income dividends taken in
cash                                      $ 9,767  $11,832  $11,243  $15,219  $14,596  $15,583  $16,126  $19,858  $23,136  $27,995
PERCENTAGES
----------------------------------------------------------------------------------------------------------------------------------
Income Return                                2.26%    3.08%    2.10%    1.46%    1.53%    1.35%    1.47%    1.97%    1.08%    1.19%
Appreciation                                -2.34%   21.25%   -5.04%   35.52%   -4.03%    6.82%    3.51%   23.23%   16.56%   21.05%
                                          ----------------------------------------------------------------------------------------
Total Return                                -0.08%   24.33%   -2.94%   36.98%   -2.50%    8.17%    4.98%   25.20%   17.64%   22.24%
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------
Sales Charge                                 5.75%
Total Return
*(excluding sales charge)                    6.00%



  All performance figures are as of December 31 for the applicable year. Growth Fund's fiscal year was as of October 31 for 1988-1989.



                                                                    SUMMARY
                                                Original Investment.....................$10,000
                                                Dividends Paid and Reinvested............$2,621
                                                Capital Gains Paid and Reinvested.......$15,585
                                                Appreciation (Unrealized Capital
                                                Gains)...................................$4,715
                                                Total Value.............................$32,921

                 (This page has been left blank intentionally.)

PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

AMERICAN NATIONAL INCOME FUND


  The Income Fund turned in a solid performance in 1997, producing a total return of 22.7%, excluding sales charge (see graph for complete performance history). Throughout the year, the Income Fund exceeded its target of maintaining a dividend yield at least 50% greater than that of the Standard & Poor's 500 stock market index. The current dividend yield of the equities comprising the portfolio stands at 2.7%, a full 70% greater than the S&P 500's 1.5% yield.



  Throughout 1997, the Income Fund benefited from its overweighted positions in the strong performing finance and consumer cyclical sectors. Within the finance sector, the Income Fund's holdings include banks like Nationsbank, Norwest, and Comerica; financial services companies like Beneficial, Morgan Stanley Dean Witter, and Reliance Group holdings; and a carefully selected group of real estate investment trusts (REITs) such as Centerpoint Properties, Crescent, Health & Retirement Properties. On average, these holdings produced returns of about 40% for the year. Moreover, the Income Fund was overweighted in this strong performing sector relative to the broad market benchmarks.



  We also noted particular strength in the consumer cyclicals sector, which includes such industries as apparel, autos, printing, and retail. For the year, the Income Fund's holdings in this sector produced an average return of 37%, outperforming this strong sector's performance within the broad market. In addition, the Income Fund benefited from above-market performance from our healthcare selections, which appreciated 47% on average versus 35% for the sector in the S&P 500. Of our holdings, the best performance was posted by pharmaceuticals maker Schering-Plough which rose 92% for the year and drug distributor Bergen Brunswig, up 83% during 1997.



  Weakness for the Income Fund originated in the capital goods and energy sectors. In the case of capital goods, most of the weakness came from companies like engineering and construction companies Fluor and Foster Wheeler, both of which have above average exposure to emerging markets in Southeast Asia. In the energy sector, where generous dividend yields are available from many high quality companies, the falling price of oil hurt earnings, especially in the fourth quarter. We are still confident in our international integrated companies like Exxon, Chevron, and Texaco as well as our domestic companies like Amoco, Kerr-McGee and Murphy Oil.


  As mentioned elsewhere in this report, we expect the U.S. economy to continue its moderate growth in 1998, albeit at a somewhat reduced rate. Inflation will likely remain historically low (1.5-2.5%) as declining commodities costs are countered by rising employment and wages. Such an environment will likely lead to declining interest rates over the short run which, in turn, should provide an ideal climate for fixed income securities as well as financial and consumer dependant securities.


  Within this slow growth economy, we will seek our style specific goals by identifying, based on our conservative and defensive valuation disciplines, what we consider to be stocks of superior companies. We will continue our quest for undervalued companies undergoing positive changes in fundamentals, and we will sell those issues which have hit their price targets or whose fundamentals do not warrant inclusion within the conservatively run Income Fund. This process has served the Income Fund well in the past.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                AMERICAN NATIONAL INCOME FUND, INC. AND S&P 500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     AMERICAN
                     NATIONAL
                        Income
                         Fund,
                          Inc.   S&P 500
1987                     9,425    10,000
1988                    10,372    11,661
1989                    13,289    15,356
1990                    13,389    14,879
1991                    17,820    19,412
1992                    17,852    20,891
1993                    19,749    22,997
1994                    19,628    23,300
1995                    25,343    32,058
1996                    29,516    39,416
1997                    36,223    52,567
Average Annual
Return
10 Year                 13.74%
5 Year                  13.84%
1 Year                  15.66%
Past performance is
not
predictive of future
performance.


American National Income Fund, Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value and considers the effect of the Income Fund's 5.75% maximum sales charge. All performance figures are as of December 31 for the applicable year. The Income Fund's fiscal year end was as of July 31 for 1988-1989.

                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
                     OF AMERICAN NATIONAL INCOME FUND, INC.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                RESULTS
                               ASSUMING
                               DIVIDENDS
                         Total  Taken in
                        Return      Cash
1988                  $ 10,372   $ 9,997
1989                  $ 13,289  $ 12,313
1990                  $ 13,389  $ 11,891
1991                  $ 17,280  $ 14,908
1992                  $ 17,852  $ 15,040
1993                  $ 19,749  $ 16,208
1994                  $ 19,628  $ 15,654
1995                  $ 25,343  $ 19,642
1996                  $ 29,516  $ 22,342
1997                  $ 36,223  $ 26,805
$36,223 Total Return
$26,805 Capital
Appreciation
Assuming Dividends
Taken in Cash
$10,000 Purchase
Price
$9,425 Net Amount
Invested


SUMMARY OF RESULTS FOR CALENDAR YEAR



----------------------------------------------------------------------------------------------------------------------------------
                                           1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
----------------------------------------------------------------------------------------------------------------------------------
Investment income dividends paid and
reinvested during year                    $   374  $   476  $   543  $   447  $   404  $   488  $   559  $   664  $   654  $   757
Capital gains distributions reinvested
during year                                 1,111      992       49      928      811    1,768    1,884    1,183      730    3,611
Value of investment at year end assuming
reinvestment of investment income
dividends and capital gains
distributions                              10,372   13,289   13,389   17,280   17,852   19,749   19,628   25,343   29,516   36,223
Value of investment at year end assuming
investment income dividends taken in
cash                                      $ 9,997  $12,313  $11,891  $14,908  $15,040  $16,208  $15,654  $19,642  $22,342  $26,805
PERCENTAGES
----------------------------------------------------------------------------------------------------------------------------------
Income Return                                3.74%    4.59%    4.08%    3.34%    2.34%    2.73%    2.83%    3.38%    2.58%    2.57%
Appreciation                                -0.02%   23.53%   -3.33%   25.72%    0.98%    7.90%   -3.44%   25.74%   13.88%   20.15%
                                          ----------------------------------------------------------------------------------------
Total Return                                 3.72%   28.12%    0.75%   29.06%    3.32%   10.63%   -0.61%   29.12%   16.46%   22.72%
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------
Sales Charge                                 5.75%
Total Return
*(excluding sales charge)                   10.07%



  All performance figures are as of December 31 for the applicable year. Income Fund's fiscal year was as of July 31 for 1988-1989.



                                                                    SUMMARY
                                                Original Investment.....................$10,000
                                                Dividends Paid and Reinvested............$5,366
                                                Capital Gains Paid and Reinvested.......$13,067
                                                Appreciation (Unrealized Capital
                                                Gains)...................................$7,790
                                                Total Value.............................$36,223

                 (This page has been left blank intentionally.)

PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

TRIFLEX FUND


  The Triflex Fund (the "Fund" or "Fund's") is the lowest risk equity-dominated portfolio in the American National Funds Group. Throughout 1997, the Fund's conservative blend of about 55% stocks, 40% bonds and 5% cash has served the Fund well. The equity portion of the Fund produced a total return (capital appreciation and dividend income) of about 25% while the bond portion of the Fund returned about 11%. Combined, the Fund produced a total return of 17.5% for the year, excluding sales charge (see graph for complete performance history).


  Within the Fund, we took advantage of high real interest rates (after adjusting for inflation) to extend maturities and add exposure to the fixed income portion of the Fund. We shifted about 6% of the Fund's assets from equities and cash, and moved it into bonds during April, as the yield on the 30-year Treasury bond pushed above 7%. In retrospect, our timing was quite fortuitous, as interest rates dropped over one percentage point by year-end, with the 30-year bond yield closing 1997 at 5.9%.


  Within the equity portion of the Triflex Fund, we utilize the same conservative and defensive stock selection disciplines used in the American National Income and Growth Funds. The key is identifying what we consider to be stocks of superior companies and purchasing them at discounted valuations. During 1997, we noted particular strength from our equity holdings in the financial, consumer staples, and technology sectors. In all three sectors, our holdings produced returns in excess of 30%, outperforming the respective sectors in the S&P 500 for the year.


  We weren't so fortunate with our capital goods and energy holding, however, as both sectors underperformed both on an absolute basis and relative to their respective S&P sectors. Within capital goods, we saw weakness in companies like Fluor and Foster Wheeler, whose businesses are closely tied to large infrastructure projects in the emerging markets in Southeast Asia. In the energy sector, falling oil prices caused the shares of most companies to fall in sympathy. We are examining our holdings in both of these sectors to determine whether changes should be made going forward.


  On balance, Triflex Fund investors were rewarded by their investment in the Fund in 1997, with a third consecutive year of double-digit returns. Although the Fund has not produced the spectacular returns witnessed by some funds over the last year or two, we have achieved our goal of providing consistently positive performance in the strong up market, while firmly believing that the Fund is well positioned should markets turn downward.


  We appreciate your investment in the Triflex Fund and will continue to do all we can to reward our shareholders' confidence and trust.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
   TRIFLEX FUND, INC., S&P 500 AND LEHMAN INTERMEDIATE GOVERNMENT/CORP INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                               LEHMAN
                                              INTERMEDIATE
                            Triflex
                              Fund,           Gov't/Corp.
                               Inc.   S&P 500 Index
1987                          9,427    10,000    10,000
1988                         10,406    11,661    10,667
1989                         11,827    15,356    12,029
1990                         11,990    14,879    13,130
1991                         14,931    19,412    15,050
1992                         15,379    20,891    16,130
1993                         16,350    22,997    17,547
1994                         16,593    23,300    17,208
1995                         20,293    32,058    19,847
1996                         22,701    39,416    20,651
1997                         26,663    52,567    22,275
Average Annual Return
10 Year                      10.30%
5 Year                       10.32%
1 Year                       10.71%
Past performance is not
predictive of future
performance.


Triflex Fund, Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value and considers the effect of the Triflex Fund's 5.75% maximum sales charge. All performance figures are as of December 31 for the applicable year. The Triflex Fund's fiscal year end was as of July 31 for 1988-1989.

                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
                             OF TRIFLEX FUND, INC.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     RESULTS
                                    ASSUMING
                                    DIVIDENDS
                              Total  Taken in
                             Return      Cash
1988                       $ 10,406   $ 9,850
1989                       $ 11,827  $ 10,595
1990                       $ 11,990  $ 10,212
1991                       $ 14,931  $ 12,224
1992                       $ 15,379  $ 12,309
1993                       $ 16,350  $ 12,755
1994                       $ 16,593  $ 12,566
1995                       $ 20,293  $ 14,911
1996                       $ 22,701  $ 16,222
1997                       $ 26,663  $ 18,490
$26,663 Total Return
$18,490 Capital
Appreciation Assuming
Dividends Taken in Cash
$10,000 Purchase Price
$9,425 Net Amount
Invested


SUMMARY OF RESULTS FOR CALENDAR YEAR



----------------------------------------------------------------------------------------------------------------------------------
                                           1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
----------------------------------------------------------------------------------------------------------------------------------
Investment income dividends paid and
reinvested during year                    $   555  $   621  $   579  $   538  $   328  $   403  $   489  $   572  $   598  $   760
Capital gains distributions reinvested
during year                                   225      702       68      492      484    1,027      876      166      533    2,673
Value of investment at year end assuming
reinvestment of investment income
dividends and capital gains
distributions                              10,406   11,827   11,990   14,931   15,379   16,350   16,593   20,293   22,701   26,663
Value of investment at year end assuming
investment income dividends taken in
cash                                      $ 9,850  $10,595  $10,212  $12,224  $12,309  $12,755  $12,566  $14,911  $16,222  $18,490
PERCENTAGES
----------------------------------------------------------------------------------------------------------------------------------
Income Return                                5.54%    5.97%    4.90%    4.49%    2.20%    2.62%    2.99%    3.44%    2.95%    3.35%
Appreciation                                -0.94%    7.69%   -3.53%   20.04%     .80%    3.69%   -1.50%   18.85%    8.91%   14.11%
                                          ----------------------------------------------------------------------------------------
Total Return                                 4.60%   13.66%    1.37%   24.53%    3.00%    6.31%    1.49%   22.29%   11.86%   17.46%
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------
Sales Charge                                 5.75%
Total Return
*(excluding sales charge)                   10.38%


  All performance figures are as of December 31 for the applicable year. Triflex Fund's fiscal year was as of July 31 for 1988-1989.


                                                                    SUMMARY
                                                Original Investment.....................$10,000
                                                Dividends Paid and Reinvested............$5,443
                                                Capital Gains Paid and Reinvested........$7,246
                                                Appreciation (Unrealized Capital
                                                Gains)...................................$3,974
                                                Total Value.............................$26,663

                 (This page has been left blank intentionally.)

INVESTMENT OBJECTIVES AND POLICIES


  Each of the Funds have different investment objectives which it pursues through the investment policies and techniques described below. These policies and techniques are not fundamental and may be changed by the Board of Directors of the Funds without shareholder approval. Each Fund has adopted certain restrictions as fundamental policies which will not be changed unless approved by the vote, at a special meeting of stockholders, of (i) 67% of the shares present at a meeting, at which more than 50% of each Fund's outstanding shares are present or represented by proxy, or (ii) more than 50% of each Fund's outstanding shares. Each Fund's investment restrictions adopted as fundamental policies are stated in each Fund's Statement of Additional Information.


GROWTH FUND

  The Growth Fund's portfolio investments and the composition of its total portfolio are considered from the viewpoint of potential capital appreciation. This composition will be adjusted from time to time to best accomplish its investment objective under current conditions. In pursuing its objective, the Growth Fund will invest primarily in common stocks selected in accordance with its investment objective.

  The Growth Fund may invest in convertible preferred stocks rated at least "B" by Standard and Poor's Corporation ("S&P") or at least "b" by Moody's Investors Service, Inc. ("Moody's") preferred stock ratings, and convertible debentures and notes rated at least "B" by S&P's and Moody's corporate bond ratings ("convertible securities").(1) Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings. Common stocks and convertible securities purchased will be of companies which are believed by SM&R to provide an opportunity for capital appreciation. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions at least 50% of the Growth Fund's total assets will be invested in common stocks. On a temporary basis the Growth Fund may invest, in commercial paper which at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations ("NRSRO's"), in certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets and in repurchase agreements which are discussed under "Other Investment Strategies".

INCOME FUND

  The Income Fund's portfolio investments and the composition of its total portfolio are considered not only from the viewpoint of present and potential yield, but also from the viewpoint of potential capital appreciation. This composition of portfolio investments will be adjusted from time to time to best accomplish its investment objectives under current conditions.

  In pursuit of its objectives, the Income Fund will invest in common stocks, preferred stocks and marketable debt securities selected in accordance with the Income Fund's investment objectives. Common and preferred stocks purchased will generally be of companies with consistent and increasing dividend payment histories which are believed by SM&R to have further earnings potential sufficient to continue such dividend payments. Debt securities will include publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions at least 50% of the Income Fund's assets will be invested in equity securities rather than debt securities.

  Corporate debt obligations purchased by the Income Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will

(1) See Appendix for a description of these ratings consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

TRIFLEX FUND

  The Triflex Fund seeks to achieve its objectives by flexibly managing a balanced portfolio of fixed-income securities such as bonds, commercial paper, preferred stock and short-term obligations combined with common stocks and securities convertible into common stocks. The Triflex Fund will only purchase common stocks and convertible securities of corporations having a market capitalization of at least $100 million, an operating history of at least three
(3) years and a listing on the New York Stock Exchange, American Stock Exchange or Over-The-Counter markets. Corporate bonds purchased will consist of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Triflex Fund may also invest in repurchase agreements. This balanced investment policy is intended to reduce risk and to obtain results in keeping with its objectives.

  The Triflex Fund's investments will be in fixed-income securities and equity securities as described above. However, the Triflex Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed-income securities, depending on management's appraisal of market and economic conditions. SM&R believes that a fund that is wholly invested in fixed-income securities carries a large interest rate risk. Interest rate risk is the uncertainty about losses due to changes in the rate of interest on debt instruments. The major interest rate risk for investors, however, is not in the interest rate itself, but in the change in the market price of bonds that results from changes in the prevailing interest rate. Higher interest rates would mean lower bond prices and lower net asset value for the Triflex Fund's shareholders assuming no change in its current investment objective and portfolio. Diversifying the Triflex Fund's portfolio with investments such as commercial paper, convertible securities and common stocks may reduce the decline in value attributable to the increase in interest rate and resulting decrease in the market value of bonds and will reduce the interest rate risk. However, stock prices also fluctuate in response to a number of factors, including, changes in general level of interest rates, economic and political developments and other factors which impact individual companies or specific types of companies. Such market risks cannot be avoided but can be limited through a program of diversification and a careful and consistent evaluation of trends in the capital market and fundamental analysis of individual equity holdings.

  The Triflex Fund's goal of preservation of capital while owning common stocks is dependent upon various factors, including the sustained long-term growth of the United States economy. SM&R recognizes that recessions occur but also recognizes that the economy historically has come back from those recessions. Therefore, SM&R believes that the United States economy will continue to grow, that the political environment will continue to be relatively stable and that the financial markets will continue to function in a reasonably orderly fashion. As long as these factors occur, SM&R believes that there is a reasonable likelihood the Triflex Fund can reach its goal of preservation of capital while at the same time investing in common stock.

  SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity holding consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets. The Triflex Fund's level of commitment to common stocks and specific common stock investments will be determined as a result of this process. For example, within an environment of rising inflation, common stocks historically have preserved their value better than bonds; therefore, inclusion of common stocks could tend to conserve principal better than a portfolio consisting entirely of bonds and other debt obligations. In addition, within an environment of accelerating growth in the economy, common stocks historically have conserved their value better than bonds in part due to a rise in interest rates that occur coincidentally with accelerating growth and profitability of the companies.

  The Triflex Fund will not purchase a security if as a result of such purchase less than 25% of its total assets will be in fixed-income senior securities (including short and long-term securities, preferred stocks and convertible debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics).

OTHER INVESTMENT STRATEGIES

  Each Fund, consistent with its objectives and policies, may employ one or more of the following strategies to enhance investment results.

COMMERCIAL PAPER--Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. The Fund will not invest in variable amount master demand notes which are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to buy the amount of the outstanding indebtedness on the notes.

REPURCHASE AGREEMENTS--Each Fund may occasionally purchase repurchase agreements in which a Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed upon price and date. These repurchase agreements will be entered into only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. The custodian for the Fund purchasing such agreement will take title to, or actual delivery of the security. A default by the seller might cause a Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A Fund might also incur disposition costs in liquidating the collateral. The Funds will purchase only repurchase agreements maturing in seven (7) days or less of such purchase.

CERTIFICATE OF DEPOSIT--A certificate of deposit is generally a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

  Savings and loan associations whose certificates of deposit may be purchased by the Funds are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by the Funds do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

AMERICAN DEPOSITORY RECEIPTS ("ADRS")--ADRs are U.S. dollar-denominated securities of foreign corporations which are traded in the U.S. on national securities exchanges or over-the-counter and are issued by domestic banks. The banks act as custodian of the shares of the foreign stock and collect dividends on the stock which are either reinvested or distributed to the ADR holder in U.S. dollars. While ADRs are not considered foreign securities, they may entail certain political, economic and regulatory risks. Such risks may include political or social instability, excessive taxation and limitations on the removal of funds or other assets which could adversely affect the value of a Fund's investments. The economies of many countries in which a Fund may invest may not be as developed as the U.S. economy and may be subject to significantly different forces. Foreign companies are not registered with the commission and are not generally subject to the regulatory controls imposed on U.S. issuers. Consequently, there is generally less public information available on foreign securities. Foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. Income from foreign securities owned may be reduced by a withholding tax at the source, which tax would reduce income payable to a Fund's shareholders.

  These strategies and other investment restrictions are more fully discussed in each Fund's Statement of Additional Information under "INVESTMENT OBJECTIVES AND POLICIES."

THE FUNDS AND THEIR MANAGEMENT

  A Board consisting of seven directors has overall responsibility for overseeing the affairs of each Fund in a manner reasonably believed to be in the best interest of each Fund. The Boards have delegated to SM&R, the adviser, the management of each Fund's day to day business and affairs. In addition, SM&R invests each Fund's assets, provides administrative services and serves as transfer agent, dividend payment agent and underwriter.

  SM&R, is a wholly-owned subsidiary of American National Insurance Company ("American National"). The Moody Foundation, a private foundation, owns approximately 23.7% of American National's common stock and the Moody National Bank as trustee of the Libbie Shearn Moody Trust, a private trust, owns approximately 37.6% of such shares. SM&R was incorporated in 1964 and has managed investment companies since 1966. SM&R is also investment adviser to American National, a Texas insurance company having its principal office in Galveston, Texas, the American National Investment Accounts, Inc. an investment company used to fund benefits under variable contracts issued by American National, SM&R Capital Funds, Inc., an investment company and for the Moody National Bank of Galveston (the "Bank"), a national bank. SM&R may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, foundations and endowment funds.


  As of April 1, 1998, SM&R and its parent, American National Insurance Company, owned .97% and 3.61%, respectively of the outstanding shares of the Growth Fund;
 .22% and 0%, respectively of the Income Fund; 8.62% and 14.67%, respectively of the Triflex Fund. American National and SM&R reserve the right to vote these shares as they deem appropriate.


  The following persons are affiliated with SM&R and the Funds as officers:
Michael W. McCroskey, Gordon D. Dixon, Emerson V. Unger, Teresa E. Axelson and Brenda T. Koelemay.

PORTFOLIO MANAGEMENT

  SM&R's portfolio management team uses a disciplined, team approach in providing investment advisory services to the Funds. While the following individuals are primarily responsible for the day-to-day portfolio management of their respective Fund, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

    GORDON D. DIXON, DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER OF SECURITIES MANAGEMENT AND RESEARCH, INC., VICE PRESIDENT, PORTFOLIO MANAGER OF THE GROWTH FUND AND CO-MANAGER OF THE INCOME FUND. Mr. Dixon joined Securities Management and Research, Inc. in 1993. He graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A in Finance and Accounting. Mr. Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984 he was employed by C&S/ Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.

    WILLIAM R. BERGER, C.F.A., VICE PRESIDENT, PORTFOLIO MANAGER OF THE TRIFLEX FUND AND CO-MANAGER OF THE INCOME FUND. Mr. Berger joined Securities Management and Research, Inc. in 1993. He graduated from Miami University, Oxford, Ohio in

1985 with a B.S. with Honors in Accounting and Finance and from The Wharton School, University of Pennsylvania in 1988 with an M.B.A. in Finance and Investment Management. Mr. Berger began his investment career in 1989 with Trinity Investment Management Corporation as an equity and balanced portfolio manager for various discretionary accounts worth more than $80 million for corporate, endowment, religious and public funds. Prior to joining Trinity Investment Management Corporation Mr. Berger was a Senior Auditor for Coopers & Lybrand. Mr. Berger is a Chartered Financial Analyst and a Certified Public Accountant.

ADVISORY AGREEMENTS

GROWTH FUND

  Under the Growth Fund Investment Advisory Agreement ("Advisory Agreement"), dated November 30, 1989, SM&R receives a basic advisory fee (the "Basic Advisory Fee") which is adjusted for an upward or downward movement in the investment performance during the previous thirty-six (36) monthly periods of the Fund as compared to the Lipper Growth Fund Index (the "Lipper Index") published by Lipper Analytical Services, Inc. This Basic Advisory Fee is computed each month by applying to the average daily net asset value of the Fund (computed by adding the daily net asset values for the month and dividing the resulting total by the number of days in the month) one-twelfth (1/12th) of the annual rate as follows:

On the Portion of the Fund's    Basic Advisory
Average Daily Net Assets       Fee Annual Rate

Not exceeding $100,000,000         .750 of 1%
Exceeding $100,000,000 but
 not exceeding $200,000,000        .625 of 1%
Exceeding $200,000,000 but
 not exceeding $300,000,000        .500 of 1%
Exceeding $300,000,000             .400 of 1%

  The Basic Advisory Fee annual rate is adjusted each month by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment amount percentage shown in the table below. The resulting advisory fee rate is then applied to the average daily net asset value of the Fund for the succeeding month. The advisory fee for such month will be one-twelfth (1/12th) of the resulting dollar figure.

  The performance adjustment amount will vary with the Fund's performance as compared to the Lipper Index as shown by the following table:

      Performance         Performance
   Compared To Lipper      Adjustment
         Index               Amount
0.10% to 0.99% above           +0.02%
1.00% to 1.99% above           +0.04%
2.00% to 2.99% above           +0.06%
3.00% to 3.99% above           +0.08%
4.00% to 4.99% above           +0.10%
5.00% to 5.99% above           +0.12%
6.00% to 6.99% above           +0.14%
7.00% to 7.99% above           +0.16%
8.00% to 8.99% above           +0.18%
9.00% and above                +0.20%

      Performance         Performance
   Compared To Lipper      Adjustment
         Index               Amount
0.10% to 0.99% below           -0.02%
1.00% to 1.99% below           -0.04%
2.00% to 2.99% below           -0.06%
3.00% to 3.99% below           -0.08%
4.00% to 4.99% below           -0.10%
5.00% to 5.99% below           -0.12%
6.00% to 6.99% below           -0.14%
7.00% to 7.99% below           -0.16%
8.00% to 8.99% below           -0.18%
9.00% and below                -0.20%

  See "INVESTMENT ADVISORY AND OTHER SERVICES" in the Growth Fund's Statement of Additional Information for a more detailed description of the method used in calculating the performance adjustment.

INCOME FUND AND TRIFLEX FUND--Under the Income and Triflex Funds Advisory Agreements dated November 30, 1989, SM&R receives from each Fund an investment advisory fee computed by applying to the average daily net asset value of each Fund each month one-twelfth (1/12th) of the annual rate as follows:

     On the Portion of the Fund's         Basic Advisory
       Average Daily Net Assets          Fee Annual Rate

Not exceeding $100,000,000                  .750 of 1%
Exceeding $100,000,000 but not
 exceeding $200,000,000                     .625 of 1%
Exceeding $200,000,000 but not
 exceeding $300,000,000                     .500 of 1%
Exceeding $300,000,000                      .400 of 1%


  As compensation for its services, SM&R is paid an investment advisory fee, which is calculated as indicated above for each Fund. SM&R received total advisory fees from the Growth, Income and Triflex Funds for the fiscal year ended December 31, 1997 which represented .60%, .69%, and .65%, respectively of each Fund's average daily net assets. The ratio of total expenses to average net assets for each Fund for the same period are .96%, 1.05%, and 1.26%, respectively.


  The fees payable under each Fund's Advisory Agreement are higher than the fees paid by most other mutual funds.

  Consistent with the Conduct Rules (formerly the Rules of Fair Practice) of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds may give consideration to sales of their shares as a factor in the selection of brokers and dealers to execute each Fund's portfolio transactions when it is believed by SM&R that this can be done without causing the Funds to pay more in brokerage commissions than they would otherwise.

ADMINISTRATIVE SERVICE AGREEMENTS

  The administrative service agreements with the Funds provide for payment of an administrative service fee to SM&R which is computed by applying to the average daily net asset value of each Fund each month one-twelfth of the annual rate as follows:

      On the Portion of of the           Administrative
        Fund's Average Daily           Service Fee Annual
             Net Assets                       Rate
Not exceeding $100,000,000                 .25 of 1%
Exceeding $100,000,000 but not
 exceeding $200,000,000                    .20 of 1%
Exceeding $200,000,000 but not
 exceeding $300,000,000                    .15 of 1%
Exceeding $300,000,000                     .10 of 1%

  SM&R has agreed in each Fund's administrative service agreement to pay (or to reimburse each Fund for) the Fund's expenses (including the advisory fee and administrative service fee, if any, paid to SM&R, but exclusive of interest, taxes, commissions and other expenses incidental to portfolio transactions) in excess of 1.25% per year of each Fund's average daily net assets. Such reimbursement obligation is more restrictive than required by California, the only state still having an expense reimbursement provision applicable to the Funds. (See "Administrative Service Agreement" in each Fund's Statement of Additional Information for the fees paid by the Funds thereunder.)

HOW TO PURCHASE SHARES

  Shares of the Funds may be purchased from registered representatives of SM&R, from authorized broker-dealers or directly from SM&R. Such purchases will be at the offering price for such shares determined as provided under the caption "DETERMINATION OF OFFERING PRICE" in this Prospectus. A monthly confirmation will be sent on each account that has activity during the month. Carefully review the monthly confirmation and promptly report any discrepancies to SM&R. Initial and subsequent purchases are to be sent directly to SM&R at the following address:

    Securities Management and Research, Inc.,
    One Moody Plaza, 14th Floor
    Galveston, Texas 77550

  Each Fund's shares of authorized capital stock are all common stock, are nonassessable and fully transferable, and each has one vote.

  Certificates are not normally issued for shares of the Funds in an effort to minimize the risk of loss or theft. However, purchases are confirmed to investors and credited to their accounts on the books maintained by SM&R and an investor has the same rights of share ownership as if certificates had been issued. Furthermore, a lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond is borne by the investor and can be 2% or more of the value of the lost, stolen or destroyed certificate.

OPENING AN ACCOUNT


  Initial purchases must include a fully completed American National Family of Funds Application (the "Account Application"), which includes the Purchaser Suitability Form & Arbitration Agreement (the "Suitability Form"). If you would like to take advantage of the electronic services available, please complete the Account Application--Special Investor Services section and return it with your new Account Application. Special forms are required when establishing an IRA/SEP or 403(b) plan. Please call Investor Services at (800) 231-4639 and request the special forms when establishing retirement plans. Keep in mind when opening an account that transactions by telephone will only be permitted if all of your account(s) are registered in the identical name.


PURCHASE AMOUNTS

  The minimum initial purchase amount for each Fund is $100 and $20 for subsequent purchases (except certain systematic investment programs, see "SPECIAL PURCHASE PLANS AND SERVICES" for additional information on reduction of the minimums). The Funds reserve the right to reject any purchase.

PURCHASES BY MAIL

  Investors are to make their check(s) payable to SM&R and send the check to the address indicated above. Please note that third party checks will not be accepted to open a new account, except for IRA Rollover checks that are properly endorsed. Investors making subsequent investments by mail must indicate their name, the account number and the name of the Fund(s) being purchased. The investor can use the remittance slip attached to the confirmation statement.

PURCHASES BY WIRE


  To ensure proper crediting of a wire investment, an investor must have an executed Account Application (including the Special Investor Services section), and Suitability Form on file with the transfer agent. The investor may then wire his investment by providing the following instructions to his bank:



    The Moody National Bank of Galveston
    ABA #113100091
    Securities Management and Research, Inc.
    #035 868 9
    Name of Fund (eg. American National Growth Fund)
    Fund Account Number (number appears on your confirmation statement) Investor's Name (eg. Mary Smith, IRA)



If wires are received after 3:00 p.m. Central Time or during a bank holiday or SM&R business holiday, purchases will be made at the price determined on the next business day.


PURCHASES BY EXCHANGE

  Call Investor Services if you have established telephone exchange privileges on your account. See SPECIAL PLANS and SERVICES "Exchange Privilege" for procedures and additional information relating to telephone exchanges. For limitations on exchanges refer to "Excessive Trading" also under SPECIAL PLANS and SERVICES.

  IMPORTANT: The Funds reserve the right to (1) refuse to open an account for any person failing to provide a taxpayer identification number, certified as correct and (2) close an account by redeeming its shares in full, at the then current net asset value upon receipt of notice from the IRS that the taxpayer identification number certified as correct by the shareholder is in fact incorrect.

WHEN ARE PURCHASES EFFECTIVE?

  Purchases received in proper form by SM&R prior to the close of the New York Stock Exchange (currently 3:00 p.m., Central Time) (the "Exchange") on any SM&R business day, or received prior thereto on any SM&R business day by a securities dealer having a dealer contract with SM&R and reported to SM&R prior to SM&R's close of business (currently 4:30 p.m., Central Time) on the same day, will be effective and executed at the applicable Offering Price determined at the close of the Exchange on that day. It is the responsibility of any such dealer, and not SM&R, to establish procedures to assure that purchases received before the close of the Exchange on an SM&R business day will be reported to SM&R before SM&R's close of business on that same day. Purchases received after the close of the Exchange, or customary national business holidays, or on an SM&R holiday will be effective upon and made at the Offering Price determined as of the close of the Exchange on SM&R's next business day that such Exchange is open for trading.

  If payments for purchases are transmitted by bank wire to the Bank and reported to SM&R prior to the close of the Exchange on any SM&R business day, the investor will purchase at the Offering Price determined and become a shareholder as of the close of the Exchange on that same day. Purchases by wire payments reported by the Bank to SM&R after the close of the Exchange or on an SM&R holiday, will be effective on and made at the Offering Price determined on SM&R's next business day. Procedures for transmitting Federal Funds by wire are available at any national bank, or any state bank which is a member of the Federal Reserve System.


  SM&R's business holidays are Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the Friday following Thanksgiving Day, two (2) days at Christmas and New Years Day. If Christmas Day is a weekday other than Monday, Christmas Day and Christmas Eve Day are business holidays. If Christmas Day is Monday, Christmas Day and the preceding Friday will be business holidays. If Christmas Day is a Saturday, the preceding Thursday and Friday will be business holidays. If Christmas Day is a Sunday, the preceding Friday and the following Monday will be business holidays. If New Years Day is a Saturday the preceding Friday will be a business holiday and if New Years Day is a Sunday, the following Monday will be a business holiday. For calendar year 1998, Independence Day will be observed on July 3, 1998.


DETERMINATION OF OFFERING PRICE

  The offering price of each Fund's shares is equal to the net asset value of such shares plus a sales charge computed at the rates set forth in the applicable tables below. Net asset value per share is determined by dividing the market value of the securities owned by each Fund, plus any cash or other assets (including dividends accrued but not collected), less all liabilities (including accrued expenses but excluding capital and surplus), by the number of each Fund's shares outstanding. Net asset value is currently determined as of 3:00 p.m., Central Time on each business day and on any other day in which there is a sufficient degree of trading in each Fund's investment securities that the current net asset value of each Fund's shares might be materially affected by changes in the value of its portfolio of investment securities. Each Fund reserves the right to compute its net asset value at a different time, or to compute such value more often than once daily as provided in the Funds Group current prospectus.

  For a more complete description of the procedures involved in valuing various Fund assets, see "Offering Price" in the Growth, Income and Triflex Funds' Statements of Additional Information.

                                                                               Total Sales Charge
                                               -----------------------------------------------------------------------------------
                                                                                                         Dealer Concession as
            Amount of Investment                as a Percentage of         as a Percentage of               a Percentage of
              at Offering Price                   Offering Price           Net Amount Invested              Offering Price
---------------------------------------------  ---------------------  -----------------------------  -----------------------------
Less than $50,000                                         5.75%                       6.1%                          4.75%
$50,000 but less than $100,000                             4.5%                       4.7%                           4.0%
$100,000 but less than $250,000                            3.5%                       3.6%                           3.0%
$250,000 but less than $500,000                            2.5%                       2.6%                           2.0%
$500,000 and over*                                        None                       None                           None

------------------------------

   *In connection with purchases of $500,000 or more, SM&R may pay its representatives and broker-dealers from its own profits and resources, a per annum percent of the amount invested as follows: Year 1 - 0.35% and Year 2 - 0.25%. In the third and subsequent years, SM&R may pay 0.075% per annum, in quarterly installments, to those representatives and broker-dealers with accounts in the aggregate totaling $1 million or more.

  The above breakpoints apply to purchases made at one time by the following:
(1) Any individual; (2) Any individual, his or her spouse, and trusts or custodial agreements for their minor children; (3) A trustee or fiduciary of a single trust estate or single fiduciary account; (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; and (5) Employees or employers on behalf of employees under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.

  Purchases by any "company" or employee benefit plans not qualified under
Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the Fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the Funds prospectus available to individual investors or employees, forwarding investments by such employees to the Funds, and the like.

THE EDUCATION FUNDING INVESTMENT ACCOUNT PROGRAM


  The following breakpoints apply to purchases made by individuals investing in the Funds through the use of The Education Funding Investment Account Program as well as the Education IRA.


                                                                              Total Sales Charge
                                             -------------------------------------------------------------------------------------
                                                                                                       Dealer Concession as a
           Amount of Investment               as a Percentage of         as a Percentage of            Percentage of Offering
             as Offering Price                  Offering Price           Net Amount Invested                    Price
-------------------------------------------  ---------------------  -----------------------------  -------------------------------
Less than $100,000                                       4.5%                       4.7%                            4.0%
$100,000 but less than $250,000                          3.5%                       3.6%                            3.0%
$250,000 but less than $500,000                          2.5%                       2.6%                            2.0%
$500,000 and over*                                      None                       None                            None

------------------------------

   *In connection with purchases of $500,000 or more, SM&R may pay its representatives and broker-dealers from its own profits and resources, a per annum percent of the amount invested as follows: Year 1 - 0.35% and Year 2 - 0.25%. In the third and subsequent years, SM&R may pay 0.075% per annum, in quarterly installments, to those representatives and broker-dealers with accounts in the aggregate totaling $1 million or more.

  The Education Funding Investment Account Program is a service expressly created to help investors accumulate funds for their children's or grandchildren's college education. The maximum sales charge is 4.5% on the purchase of shares of the Funds. TO PARTICIPATE IN THIS SPECIAL PLAN, INVESTORS MUST COMPLETE THE SPECIAL EDUCATION FUNDING INVESTMENT ACCOUNT APPLICATION DESIGNED SPECIFICALLY FOR THE PROGRAM.

  All direct sales expenses, including the cost of prospectuses for prospective shareholders, are paid by SM&R, and no sales expense is borne by any of the Funds.

SPECIAL PURCHASE PLANS AND SERVICES

  The Funds offer the following services to their shareholders to facilitate investment in the Funds. At this time, there is no charge to the shareholder for these services. For additional information contact your registered representative or SM&R. A shareholder considering any of the plans or services described below should consult a tax advisor before beginning a plan.


ELECTRONIC TRANSFERS (ACH)--The electronic transfer option allows you to move money between your Fund account(s) and your bank, savings and loan, or credit union account using the Automated Clearing House (ACH) network. To arrange for electronic transfers, complete the Special Investor Services section of the Account Application at the time you open your account and specify the type of service or services desired. Attach a voided, preprinted check or deposit slip from your checking, savings and loan or credit union account. PASSBOOK SAVINGS ACCOUNTS ARE NOT ELIGIBLE FOR THE ELECTRONIC TRANSFER OPTION. ADDITIONALLY, YOUR BANK MUST BE A MEMBER OF THE AUTOMATED CLEARING HOUSE (ACH) NETWORK FOR YOU TO TAKE ADVANTAGE OF THIS SERVICE. You will receive a confirmation verifying initialization of the electronic transfer option and may begin conducting transactions in your account(s) under this option approximately 20 calendar days after receipt of the verification notice from SM&R. If this option is elected after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s) desiring this service.



TELEPHONE SERVICES--You can take advantage of this service by completing the appropriate sections of the Account Application--Special Investor Services when opening your account. Through this service, you will be able to purchase by ACH, redeem and exchange shares on those accounts for which you have an executed Account Application--Special Investor Services section on file and have received verification from SM&R that the service has been initialized as explained under Electronic Transfers above. If this option is elected after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s) desiring this service. PLEASE NOTE THAT THE TELEPHONE REDEMPTION OPTION IS NOT AVAILABLE TO RETIREMENT PLANS.


  The Funds have implemented the following security procedures intended to protect your account from losses resulting from unauthorized or fraudulent telephone instructions. The caller will be required to know (i) the name of the Fund or Funds; (ii) all digits of the account number; (iii) the exact name and address used in the registration(s); and (iv) the Social Security or Employer Identification Number listed on the account(s). Additionally, all telephone transactions will be recorded for your protection.

  Neither the Funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone which comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable and, if followed, you should bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account(s).

AUTOMATIC INVESTMENT PLAN--Through this plan, a specified amount is electronically transferred (via ACH) from your bank account and invested monthly, bi-monthly, quarterly or annually into the designated Fund(s) at the applicable offering price determined on the date of the electronic transfer.

DISCOUNTS THROUGH A RIGHT OF ACCUMULATION--If you already own shares of any of the American National Funds Group, the American National Government Income Fund Series, and/or the American National

Tax Free Fund Series (collectively these Funds and Series shall hereinafter be referred to as the "Group"), you may be able to receive a discount when you buy additional shares. The offering value of the shares you already own may be "accumulated"--i.e. combined together with the offering value of the new shares you plan to buy--to achieve quantities eligible for discount. See "SPECIAL PURCHASE PLANS" in the Statement of Additional Information for further information about certain rules that apply when taking advantage of the right of accumulation.

LETTER OF INTENT--An investor may immediately qualify for a reduced sales charge on purchases of shares of the Group by completing the Letter of Intent section of the application. Under a Letter of Intent an investor expresses an intention to invest during the next 13 months a specified amount in the Group which, if made at one time, would qualify for a reduced sales charge. A minimum initial investment equal to ten percent (10%) of the amount necessary for the applicable reduced sales charge is required when a Letter of Intent is executed. Five percent (5%) of the total intended purchase amount will be held in escrow in shares of the Group registered in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. Shares held in escrow under a Letter of Intent are not subject to the exchange privilege until the Letter of Intent is completed or canceled. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the Group to sell the full amount of shares specified. (See the Investor's Letter of Intent on the Application and "SPECIAL PURCHASE PLANS" in the Statement of Additional Information.)

GROUP SYSTEMATIC INVESTMENT PLAN--A group of 5 or more employees may initially invest a minimum of $100 ($20 per individual) in the Funds followed by additional payments of at least $20 for each individual investing under a single payroll deduction plan. Any such plan may be terminated by SM&R or the Shareholder at any time upon sixty (60) days written notice.


PURCHASES AT NET ASSET VALUE--Shares of the Group may be sold without a sales charge to: (a) present and retired directors, officers and full-time employees of the Group; (b) present and retired directors, officers, registered representatives and full-time employees of SM&R and their spouses; (c) present and retired officers, directors, insurance agents and full-time employees and their spouses of American National and its subsidiaries and its "affiliated persons", as defined in the Investment Company Act of 1940, and of any corporation or partnership for which any of American National's present directors serve as a director or partner, and their spouses; (d) present and retired partners and full-time employees of legal counsel to SM&R and officers and directors of any professional corporations which are partners of such legal counsel and their spouses; (e) any child, step-child, grandchild, parent, grandparent, brother or sister of any person named in (a), (b), (c) or (d) above and their spouses; (f) any trust, pension, profit-sharing, IRA or other benefit plan for any of such persons mentioned in (a), (b), (c), (d), or (e) above; (g) custodial accounts for minor children of such persons mentioned in (a), (b),
(c), (d), or (e) pursuant to the Uniform Gifts to Minors or Uniform Transfers to Minors Acts; (h) persons who have received a distribution from a pension profit-sharing or other benefit plan to the extent such distribution represents the proceeds of a redemption of shares of any fund in the Group; (i) persons receiving refunded amounts through CA$HBACK From ANPAC-Registered Trademark- to the extent the proceeds represent the amount of the refund; (j) trust companies and bank trust departments for funds over which they exercise exlusive discretionary investment authority or they serve as a directed trustee and which are held in a fiduciary, agency, advisory, custodial or similar capacity; (k) accounts managed by Securities Management and Research, Inc.; (l) stockholders of American National Insurance Company; (m) policyholders of American National subsidiaries who have entered into an NAV agreement with SM&R; (n) registered representatives and employees of securities dealers with whom SM&R has a selling agreement; and (o) officers, directors, trustees, employees and members of any non-profit business, trade, professional charitable, civic or similar associations and clubs with an active membership of at least 100 persons which have entered into an NAV Agreement with SM&R.

  Neither the Funds nor SM&R are responsible for determining whether or not a prospective investor qualifies under any of the above categories for purchases without a sales charge. A prospective investor must make this determination and submit a written request to SM&R to make such purchases without a sales charge.


WEALTH ACCUMULATION ACCOUNT--Shareholders having account balances of at least $2,500 in the SM&R Capital Funds Inc.--American National Primary Fund Series ("Primary Series") may open a Wealth Accumulation Account, which will provide them with an automatic dollar cost averaging plan. Automatic monthly purchases of the shares of other funds in the Group may be made by exchanges from the shareholder's Primary Series Wealth Accumulation Account. Purchases of the other funds must be at least $50 and, unless terminated by the shareholder, will continue as long as the balance of the Primary Series Wealth Accumulation Account is sufficient. Additional investments may be made to a Primary Series account designated as a Wealth Accumulation Account to extend the purchase period under the plan. However, if additional investments are received by SM&R less than ten (10) business days prior to the 20th of the month, such investments will not be available for use under the Wealth Accumulation Account until the 20th of the following month. If the 20th of the month is an SM&R holiday, the purchase will be processed on the next business day.


  Purchases made will be subject to the applicable sales charge of the fund whose shares are being purchased. Changes in amounts to be purchased, the funds being purchased, and termination of a Wealth Accumulation Account will be made within five (5) business days after written instructions are received by SM&R in proper form (ie: signed by the owner(s) of record exactly as registered).

  Shareholders' rights to make additional investments, to exchange shares, and to redeem shares in the Primary Series and any of the Funds in the Group, are not affected by a shareholder's participation in a Wealth Accumulation Account. However, check writing privileges and expedited redemption by telephone are not available for the Primary Series accounts designated as a part of the Wealth Accumulation Account.

EXCHANGE PRIVILEGE--SM&R desires to make it convenient for all shareholders to make exchanges without the payment of an exchange fee. However, some members of the American National Funds Group and some Series of the Capital Funds have no sales charge and/or variable sales charges which complicates the exchange process. In an effort to simplify the procedure, but at the same time consistently treat all investors the same, the following rules and procedures have been adopted.

  Shares held in accounts opened for more than one (1) year may be exchanged on the basis of their respective net asset values, without a sales charge. This privilege is only available in states where the American National Funds Group and the Capital Funds are registered and the exchange may be legally made. The net asset value privilege applies only to shares exchanged from the Primary Series through re-exchange and reinvestment of certain Primary Series shares as described below.

  Shares of any Fund or Series in the two groups held in escrow under a Letter of Intent are not subject to the exchange privilege and will not be released unless the Letter of Intent balance invested during the period equals or exceeds the Letter of Intent amount or the shareholder requests, in writing, that the Letter of Intent be canceled and adjustments made prior to the exchange.

  Shares of the Primary Series acquired through an exchange from one of the members of the two groups and all additional shares acquired through reinvested dividends on such exchanged shares may be RE-EXCHANGED for shares of the members of the two groups. RE-EXCHANGES may not be effected through the use of the Primary Series' check writing options (See "Check Writing Option"). The RE-EXCHANGE privilege may not be used to avoid payment of a differential in sales charge between the members of a group.

  A telephone exchange request or a written request for exchange of shares of the American National Funds Group or the Capital Funds is permitted only in the following circumstances: (a) the exchange must be made between accounts having identical registrations and addresses; (b) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (c) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (d) full payment for the shares being exchanged must have been received by SM&R; (e) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status); (f) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten (10) business days, and all other shares are held in an account for at least one business day, prior to the exchange; (g) certificates representing shares must be returned before such shares can be exchanged; and (h) a prospectus for the shares being received in the exchange must have been obtained.

  The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds and may be modified or discontinued by any of the participating funds or by SM&R at any time. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY HAVE TAX CONSEQUENCES, THEREFORE YOU SHOULD CONSULT YOUR TAX ADVISOR FOR INFORMATION ON THE TAX TREATMENT OF EXCHANGES.

EXCESSIVE TRADING--Frequent trades, involving either substantial Fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the Fund and raise the Fund's expenses. We define "excessive trading" as exceeding one purchase and sale involving the same Fund within any 120-day period.

  For example, you are in Fund A. You can move substantial assets from Fund A to Fund B and, within the next 120 days, sell your shares in Fund B to return to Fund A or move to Fund C. If you exceed the number of trades described above, you may be barred indefinitely from further transactions of the participating funds.

  There are two types of transactions exempted from the excessive trading guidelines. They are, redemptions that are not part of exchanges and systematic purchases or redemptions.

RETIREMENT PLANS


  An account may be established in Individual Retirement Accounts (IRA), which includes Traditional, Roth, Education, and SIMPLE IRAs as well as Simplified Employee Pension Plans (SEP IRAs). Additional retirement plans include 403(b)(7)
(TSA) Custodial Accounts and corporate retirement plans. These plans allow you to shelter investment income from federal income tax while saving for retirement. The minimum initial purchase for the Funds is $100. SM&R acts as trustee or custodian for IRAs, SEPs and TSAs for the Funds. An annual custodial fee of $7.50 per account will be charged for any part of a calendar year in which an investor has any type of IRA, SEP or TSA accounts in the Funds and will be automatically deducted from each account. Documents and forms containing detailed information regarding these plans are available from your representative or SM&R. An individual considering a retirement plan may also wish to consult with an attorney or tax advisor.


DIVIDENDS, CAPITAL GAINS AND FEDERAL TAXES

  The Income and Triflex Funds will pay dividends from investment income, if any, quarterly, during the months of March, June, September and December, and distribute capital gains, if any, in December. The Growth Fund will pay dividends from investment income, if any, semi-annually during the months of June and December and distribute capital gains, if any, in December. Dividends from net investment income may include net short-term capital gains, if any. Dividends and capital gains distributions may also be made at such other times as may be necessary to comply with the Internal Revenue Code of 1986, as amended from time to time (the "Code").

  Dividends and capital gains distributions will be automatically reinvested at net asset value in additional shares unless SM&R is instructed otherwise in writing. Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the Funds. Dividends and capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December.


  After a dividend or capital gains distribution is paid, each Fund's share price will drop by the amount of the dividend or distribution. Thus, a dividend or capital gains distribution paid shortly after purchasing shares would represent, in substance, a return of capital (to the extent it is paid on the shares purchased), even though subject to income taxes as discussed below. Shareholders and the IRS will be furnished an annual statement detailing federal tax information, including information relative to dividends and distributions paid to such shareholder during the preceding year.

INFORMATION COMMON TO THE FUNDS

  Each Fund has qualified and intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in a timely manner, therefore, it is not expected that the Funds will be required to pay any federal income taxes.

  Each Fund intends to distribute substantially all of its ordinary income and net realized short-term and long-term capital gains, if any, before the end of the calendar year in accordance with minimum distribution requirements of the Code. In the event the Funds fail to do so, the Funds will be subject to a four percent (4%) excise tax on a portion of their undistributed income and capital gains.

  The Funds or the securities dealer effecting a redemption transaction is required to file an informational return (1099-B) with the Internal Revenue Service ("IRS") with respect to each sale of Funds shares by a shareholder. The year-end statement provided to each shareholder will serve as a substitute 1099-B for purposes of reporting any gain or loss on the tax return filed by the shareholder.


IRS WITHHOLDING INFORMATION--Each Fund and other payers are required, according to IRS regulations, to withhold 31% of redemption payments and reportable dividends paid to shareholders who have failed to provide a Fund with a TIN and a certification that he is not subject to backup withholding. You will be asked to certify on your account application or on a separate W-9 form that the tax identification number you provided is correct and that you are exempt from backup withholding for previous underreporting to the IRS.


  Retirement plan distributions may be subject to federal income tax withholding. Therefore, you should consult with your tax advisor prior to making withdrawals from your account.

  The foregoing description relates only to federal income tax consequences for shareholders who are U.S. citizens or corporations. You should consult your own tax advisor regarding state, local and other applicable tax laws. Information as to the federal tax status of distributions will be provided to shareholders annually.

NON-RESIDENT ALIENS--Shareholders who are classified as non-resident alien's for purposes of federal income taxation and do not furnish a valid and effective Form W-8 will be subject to backup withholding at a rate of 31% on dividends received from the Funds and on proceeds from redemptions of their shares. Form W-8 may be obtained from your local IRS office and remains in effect for three calendar years beginning in the calendar year in which it is received by the Fund. Regardless of whether a valid and effective Form W-8 is furnished, non-resident aliens may be subject to U.S. withholding taxes on their account unless such withholding taxes are reduced or eliminated under the terms of an applicable U.S. income tax treaty and the shareholder complies with all procedures for claiming the benefits of such a treaty. Non-resident shareholders should consult with their financial or tax advisors with respect to the specifications and applicability of this tax.

HOW TO REDEEM

  Shares of the Funds will be redeemed at the net asset value determined on the date the request is received in "Proper Form" as defined in "Proper Form" below, at no extra charge. A redemption request should be addressed to Securities Management and Research, Inc., One Moody Plaza, 14th Floor, Galveston, Texas 77550.


  If uncertain of the redemption requirements investors should call Investor Services or write SM&R. Payment will be made as soon as practicable and normally within seven days after receipt of a redemption request in Proper Form. A wire fee in the amount of $8.00 will be charged to the investor for redemptions by wire under $5,000.



  If the shares being redeemed were purchased by wire, certified check, money order, or other immediately available funds, redemption proceeds will be mailed no later than the seventh calendar day following receipt. For shares purchased by personal check or ACH transfer, SM&R will process your redemption but will generally delay sending you the proceeds for up to ten (10) business days to allow the check or transfer to clear.



TELEPHONE REDEMPTIONS--You may request redemptions by telephone if you have completed the Special Investor Services section of the Account Application and requested this option. This redemption feature can only be used if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account indicated on the Special Investor Services section of the Account Application; (b) there has been no change of address of record or pre-authorized bank account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the security procedures discussed under the EXCHANGE PRIVILEGE have been met; and (e) the proceeds of the redemption do not exceed $25,000.



SYSTEMATIC WITHDRAWAL PLAN--Each Fund has a "Systematic Withdrawal Plan" ("Withdrawal Account"), which permits shareholders having an account value of $5,000 or more to automatically withdraw a minimum of $50 monthly or each calendar quarter on or about the 20th of the applicable month. Shareholders maintaining a Withdrawal Account may elect to have the withdrawal proceeds automatically deposited in their pre-authorized bank account via an ACH transaction. This is accomplished by completing the Special Investor Services section of the Account Application and returning it to SM&R. Refer to SPECIAL PURCHASE PLANS and SERVICES--Electronic Transfers for additional information. The Funds and SM&R discourage shareholders from maintaining a Withdrawal Account while concurrently purchasing shares of the Funds because of the sales charge involved in additional purchases. Dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal payment is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. Certificates are not issued for shares held in a withdrawal account and certificates held, if any, must be surrendered when shares are transferred to a Withdrawal Account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent.


REINVESTMENT PRIVILEGE--Within ninety (90) days of a redemption (sixty (60) days for qualified plans), a shareholder may invest all or part of the redemption proceeds in shares of the Primary Series and any of the funds in the Group at the net asset value next computed after receipt of the proceeds to be reinvested by SM&R. The shareholder must ask SM&R for this privilege at the time of reinvestment. Prior to reinvestment of redemption proceeds, a shareholder is encouraged to consult with his accountant or tax advisor to determine any possible tax ramifications of such a transaction. Each Fund managed by SM&R may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of the amendment, suspension or cessation.

  For further information about the "Systematic Withdrawal Plan" and "Reinvestment Privilege", contact a registered representative or SM&R.

  Any gain or loss on the redemption of the shares is recognized for income tax purposes, whether or not the proceeds are reinvested in accordance with this privilege, subject, however to the "wash sale" rule described under "Exchange Privilege" in the Statement of Additional Information.

"PROPER FORM"--means the request for redemption must include: 1) your share certificates, if issued; 2) your letter of instruction or a stock assignment specifying the Fund, account number, and number of shares or dollar amount to be redeemed. Both share certificates and stock powers, if any, must be endorsed and executed exactly as the Fund shares are registered. It is suggested that certificates be returned by certified mail for your protection; 3) any required signature guarantees (see "Signature Guarantees" below); and 4) other supporting legal documents, if required in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans and other organizations.

  Please keep in mind that as a shareholder, it is your responsibility to ensure requests are submitted to the Funds' transfer agent in Proper Form for processing.

TEXAS OPTIONAL RETIREMENT PROGRAM--Shares in an account established under the Texas Optional Retirement Program may not be redeemed unless satisfactory evidence is received by SM&R from the State that one of the following conditions exists: (1) death of the employee; (2) termination of service with the employer; or (3) retirement of the employee.

SIGNATURE GUARANTEES--This guarantee carries with it certain statutory warranties which are relied upon by the transfer agent. This guarantee is designed to protect the investor, the Fund, SM&R and its representatives through the signature verification of each investor wishing to redeem or exchange shares. Signature guarantees are required when: (1) the proceeds of the redemption exceed $25,000; (2) the proceeds (in any amount) are to be paid to someone OTHER THAN the registered owner(s) of the account; (3) the proceeds (in any amount) are to be sent to any address OTHER THAN the shareholder's address of record, pre-authorized bank account or exchanged to one of the other funds managed by SM&R; (4) in transactions involving share certificates, if the redemption proceeds are in excess of $25,000; or (5) the Fund or its transfer agent believes a signature would protect against potential claims based on the transfer instructions, including, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions, (c) the Fund or transfer agent have been notified of an adverse claim, (d) the instructions received by the Fund or transfer agent are given by an agent, not the actual registered owner, (e) it is determined that joint owners who are married to each other are separated or may be subject to divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association or other entity has not been established to the satisfaction of the Fund or transfer agent.

  Acceptable guarantees can be obtained from an "eligible guarantor institution" as defined in rules adopted by the Securities and Exchange Commission. Eligible guarantor institutions include banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized under state law), national securities exchanges, registered securities associations and institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program or an SM&R representative who has executed an agreement and received authorization from SM&R. IMPORTANT: Witnessing or notarization is not sufficient.

REDEMPTION OF SMALL ACCOUNTS--If your account balance falls below $100 as a result of redeeming shares, you will be notified that the value of your account is less than the required minimum indicated above and allowed (60) days' to make an additional investment to increase the value of your account above the required minimum.

RIGHTS RESERVED BY THE FUNDS--The Funds, acting through their transfer agent, reserve the right to waive or lower investment minimums; to accept initial purchases by telephone from a registered representative; to refuse any purchase order; to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction; to freeze an account and suspend account services when notice has been received of a dispute involving account owners or other parties or there is reason to believe a fraudulent transaction may occur; to restrict or refuse the use of faxed redemptions where there is a question as to the validity of the request or proper documents have not been received; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions not believed to be genuine.

--------------------------------------------------------------------------------

APPENDIX

(Description of Ratings Used in Prospectus)
--------------------------------------------------------------------------------

BOND RATINGS

  Description of Standard & Poor's Corporation's bond rating:

AAA Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing cir-cumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB,B Bonds rated "BB,B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  Description of Moody's Investor's Service, Inc.'s bond ratings:

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds be-cause margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

PREFERRED STOCK RATING.

  Description of Standard & Poor's Corporation's preferred stock rating:

B Preferred stock rated "B" are regarded on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  Description of Moody's Investors Service, Inc.'s preferred stock rating:

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

FEDERAL FUNDS

  As used in this Prospectus and in each Fund's Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

                    PRE-AUTHORIZED CHECK PLAN AUTHORIZATION
I hereby authorize _____________________________________________________________
                                       Name of bank                   Branch
of ____________________________________________________________________ to honor
                     City                                 State
ABA Routing # _________________________ Bank account # _________________________

pre-authorized checks drawn on me by SECURITIES MANAGEMENT & RESEARCH, INC., One Moody Plaza, Galveston, Texas 77550, and to charge such checks against my checking account until further notice to you from me. I agree there will be no liability incurred by you for payment or non-payment of any such checks drawn on me.
______________________________________    ______________________________________
Depositor's Name (Please print)           Signature (exactly as appearing on
                                          bank records)

                                   (To be completed by SM&R Home Office)
------------------------------------------------------                     ------------------------
Date first check to be deposited by SM&R                                             Transit Number
32  31   30   29   28   27   26   25   24   23   22   21   20   19   18   17   16   15   14   13

--------------------------------------------------------------------------------

  Securities Management & Research, Inc. - One Moody Plaza - Galveston, Texas
                                     77550

                                 AUTHORIZATION
I hereby authorize SECURITIES MANAGEMENT & RESEARCH, INC. to deposit pre-authorized checks:

/ / Monthly                                   / / New Account
/ / Quarterly                                 / / Existing Account
/ /  7th                                      / / Bank Change
/ / 21st                                      / / Accumulation Account
/ / Growth Fund $ ------------                / / IRA Account
/ / Income Fund $ ------------                / / Profit Sharing Account
/ / Triflex Fund $ ------------               / / Pension Account
/ / Government Income Series $ ------------
/ / Tax Free Series $ ------------
$20 minimum per Fund.
/ / Primary Series $ ------------
$100 minimum investment.

Credit to the Account of:
------------------------------------      ---------------------------
   Exact Name on Registration               Fund Account No.(s), if known
I agree that if, at any time, such checks are not honored for payment by said bank, the pre-authorized check plan shall be discontinued. I further understand that all shares purchased and credited to the above named are conditional, being subject to checks being honored for payment by said bank.

------------------         ---------------------------------------
      Date                     Signature of Customer
                       A "VOIDED" CHECK MUST BE ATTACHED
                  TO REVERSE OF BOTTOM HALF OF AUTHORIZATION.

Form 8006
Rev. 4/97

Securities Management & Research, Inc.
One Moody Plaza
Galveston, TX 77550

BULK RATE
U.S. POSTAGE
PAID
PERMIT NO. 1
HOUSTON, TEXAS

PROSPECTUS

[American National Logo]

AMERICAN NATIONAL
GROWTH FUND

AMERICAN NATIONAL
INCOME FUND

TRIFLEX FUND

APRIL 30, 1998

                  STATEMENT OF ADDITIONAL INFORMATION
                          Dated April 30, 1998

--------------------------------------------------------------------------------
                 AMERICAN NATIONAL GROWTH FUND, INC.
                      (a long-term growth fund)

Mailing and Street Address:         Telephone Number: (409) 763-8272
One Moody Plaza                           Toll Free 1-(800) 231-4639
Galveston, Texas 77550
--------------------------------------------------------------------------------


     This Statement of Additional Information is NOT a prospectus, but should be read in conjunction with the American National Funds Group Prospectus (the "Prospectus") dated April 30, 1998. A copy of the Prospectus may be obtained from your registered representative or Securities Management and Research, Inc. ("SM&R"), One Moody Plaza, Galveston, Texas 77550 (Telephone No. (409) 763-8272 or Toll Free 1-(800)-231-4639).


     ----------------------------------------------------------------
     No dealer, sales representative, or other person has been
     authorized to give any information or to make any
     representations other than those contained in this Statement of
     Additional Information (and/or the Prospectus referred to
     above), and if given or made, such information or
     representations must not be relied upon as having been
     authorized by the Fund or SM&R.  Neither the American National
     Funds Group Prospectus nor this Statement of Additional
     Information constitutes an offer or solicitation by anyone in any state in which such offer or solicitation is not
     authorized, or in which the person making such offer or
     solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.
     ----------------------------------------------------------------
                            TABLE OF CONTENTS
-------------------------------------------------------------------------------

                                                               PAGE
                                                               ----
THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
INVESTMENT OBJECTIVE AND POLICIES. . . . . . . . . . . . . . .  2
MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . .  3
POLICY ON PERSONAL INVESTING . . . . . . . . . . . . . . . . .  5
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. . . . . .  6
INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . .  6
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION  . . . . . . . 10
CAPITAL STOCK. . . . . . . . . . . . . . . . . . . . . . . . . 11
PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED . 11
SPECIAL PURCHASE PLANS . . . . . . . . . . . . . . . . . . . . 14
REDEMPTION . . . . . . . . . . . . . . . . . . . . . . . . . . 15
TAX STATUS . . . . . . . . . . . . . . . . . . . . . . . . . . 17
THE UNDERWRITER. . . . . . . . . . . . . . . . . . . . . . . . 17
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . 18
CUSTODIAN  . . . . . . . . . . . . . . . . . . . . . . . . . . 18
COUNSEL AND AUDITORS . . . . . . . . . . . . . . . . . . . . . 18
TRANSFER AGENT AND DIVIDEND PAYING AGENT . . . . . . . . . . . 19
PERFORMANCE DATA . . . . . . . . . . . . . . . . . . . . . . . 19
COMPARISONS. . . . . . . . . . . . . . . . . . . . . . . . . . 19
EXHIBIT "1" TO STATEMENT OF ADDITIONAL INFORMATION

THE FUND

     On August 23, 1989, the Board of Directors of the American National Growth Fund, Inc. (the "Predecessor Fund"), a Florida corporation incorporated on March 5, 1953, caused the Fund to be incorporated under the laws of the State of Maryland. The purpose of forming the Fund was to permit the Predecessor Fund to change its domiciliary state from Florida to Maryland by merging into the Fund. On November 16, 1989, the Predecessor Fund's stockholders approved such merger and it was consummated on November 30, 1989. At that time, the Fund, as the survivor of the merger, succeeded to all of the assets and assumed all of the liabilities of the Predecessor Fund, which was then dissolved. The Predecessor Fund's investment objective and policies and investment restrictions were unchanged and are now the Fund's investment objective and policies and the Fund is now subject to such investment restrictions. Accordingly, and because the Fund is essentially the same as the Predecessor Fund, no distinction is made in this Statement of Additional Information between the two and, unless required by the context thereof, disclosures are made as though the change of domicile had not occurred.

     The Fund is a diversified open-end investment company commonly known as a mutual fund. A mutual fund is a company in which a number of persons invest which in turn invests in the securities of other companies. The Fund is an open-end investment company because it generally must redeem an investor's shares upon request. The Fund is a diversified investment company because it offers investors an opportunity to minimize the risk inherent in all investments in securities by spreading their investment over a number of companies in various industries. However, diversification cannot eliminate such risks.

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT RESTRICTIONS

     The following investment restrictions and the policies stated above are deemed to be fundamental policies. They may be changed only by the vote of a "majority" of the Fund's outstanding shares, which as used herein, means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares.

     The Fund does not:

     1.   Issue senior securities.
     2.   Make short sales of securities.
     3.   Purchase securities on margin.
     4.   Buy or sell real estate.
     5. Write or purchase from others, put and call options, or any combination thereof.
     6. Purchase or sell commodities or commodity contracts including future contracts.
     7. Invest in companies for the purpose of exercising control or management.
     8. Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate or real estate limited partnerships.
     9.   Engage in underwriting securities of other issuers.
     10. Borrow money except for temporary, extraordinary or emergency purposes, and then only from a bank and not in excess of 5% of the value of its total assets, and not for investment purposes.
     11. Lend money or other assets (although this does not prevent the purchase of bonds or other corporate debt securities which are publicly distributed).
     12.  Pledge or mortgage any of its property.
     13. Purchase the securities of any one issuer (other than those issued or guaranteed by the U.S. Government), if immediately after and as a result of such purchase the market value of the Fund's holding in the securities of such issuer exceeds 5% of the market value of the Fund's total assets.

     14. Purchase the securities of an issuer if the purchase will cause the Fund to own more than 10% of the outstanding voting securities of the issuer.
     15. Concentrate its investments in any particular industry or groups of industries; however, it may invest up to 25% of the value of its total assets in the securities of issuers in any one industry. Utility companies, for example, such as gas, electric, water, and telephone companies will be considered as separate industries.
     16. Invest in the securities of companies which have a record of less than three years continuous operation, including predecessor companies.
     17. Invest in the securities of an issuer if more than 1/2% interest in it is owned by an officer or director of the Fund or SM&R and such officers or directors together own more than a 5% interest in such issuer.
     18. Purchase the securities of any other investment company unless such purchases are made on the open market and do not exceed 5% of the Fund's total assets, taken at market, or unless such purchases are the result of a plan or merger and do not otherwise violate the applicable provisions of the Investment Company Act of 1940. Such purchases may cause the Fund to indirectly incur additional advisory and administrative fees.
     19. Invest in securities which have been acquired through private placement transactions ("restricted securities") or in real estate mortgage loans although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in real estate and/or real estate mortgages, provided such securities meet the criteria set forth in the Prospectus under "What are the Funds Investment Objectives and Policies?".
     20. Invest in securities which are not readily marketable, such as restricted securities or foreign securities not listed on a recognized securities exchange, nor will it invest in any other assets for which a bona fide market does not exist.
     21. Any warrants purchased by the Fund must be marketable warrants and the Fund's investment in warrants, valued at the lower of cost or market, may not exceed 5% of the Fund's total assets. Not more than 2% of the Fund's total assets may be invested in warrants which are not listed on the New York or American Stock Exchange.

     Any investment policy or restriction which involves a maximum percentage of securities or assets, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.


     Portfolio turnover is calculated by dividing the lesser of annual purchases or sales of portfolio securities by the monthly average of the value of the Fund's portfolio securities excluding securities whose maturities at the time of purchase are one year or less. A 100% portfolio turnover rate would occur, for example, if all of the Fund's portfolio securities were replaced within one year.


MANAGEMENT OF THE FUND

     The names, addresses, ages, principal occupations, and other affiliations of the Fund's directors and executive officers are given below. Unless otherwise specifically noted, each has had the same or similar employment for the past five years and occupies the identical position with the American National Income Fund, Inc., and the Triflex Fund, Inc., (hereinafter, sometimes collectively referred to as the "American National Funds Group" or the "American National family of funds").

(1)(2)RALPH S. CLIFFORD  (715 24TH AVE. COURT, MOLINE, ILLINOIS), 82,
     Director of the Fund; Retired attorney, Clifford, Clifford & Olson;
     Retired Director of Henry County Bank; Retired Director of Illini Beef Packers, Inc.; Retired Director of Industrial Relations of Deere & Company.


(2)PAUL D.CUMMINGS (3102 BELAIRE DRIVE, OKLAHOMA CITY, OKLAHOMA), 83, Director of the Fund; Retired President and Director of Globe Life and Accident Insurance Company.

(1)JACK T. CURRIE (515 POST OAK BOULEVARD, SUITE 750, HOUSTON, TEXAS), 69, Director of the Fund; Personal Investments; Director of American Indemnity Financial Corporation, holding company for casualty insurance company; Director of Stewart & Stevenson Services, Inc., designs and constructs power generating systems.

* MICHAEL W. MCCROSKEY (ONE MOODY PLAZA, GALVESTON, TEXAS), 54, President and Director of the Fund; Director, President, Chief Executive Officer and member of the Executive Committee of SM&R; President and Director of the SM&R Capital Funds, Inc.; President and Director of the American National Investment Accounts, Inc.; Executive Vice President, American National; Vice President of Standard Life and Accident Insurance Company; Vice President, Garden State Life Insurance Company; Assistant Secretary of American National Life Insurance Company of Texas, life, health and accident insurance companies in the American National Family of Companies; Director and President, ANREM Corporation; President, ANTAC Corporation; Director, Comprehensive Investment Services; Vice President, American National Property and Casualty; Vice President, American National
     General Insurance Company; Vice President, Pacific Property and Casualty, Inc.

(1)IRA W. PAINTON, C.L.U. (12004 DAHOON DRIVE, OKLAHOMA CITY, OKLAHOMA), 80, Chairman of the Board and Director of the Fund; Retired President of the Fund and the other American National Funds; Retired President and Director of SM&R.

(2)DONALD P. STEVENS (13105 JOHN REYNOLDS DRIVE, GALVESTON, TEXAS), 50, Director of the Fund; Assistant to the President for Governmental Relations of The University of Texas Medical Branch, a medical school and hospital system; Vice President of Jamail Galveston Foundation.

STEVEN H. STUBBS, C.F.A.  (514 POPLAR AVENUE, PHILADELPHIA, MISSISSIPPI), 59,
     Director of the Fund; Former Director, President and Chief Executive Officer of The Westcap Corporation; and Former President and Chief Executive Officer of SM&R and the Fund.

GORDON D. DIXON (ONE MOODY PLAZA, GALVESTON, TEXAS), 52, Vice President and Portfolio Manager of the Fund; Director, Senior Vice President,
     Chief Investment Officer of SM&R and a member of the investment and executive committees of SM&R; Vice President, Portfolio Manager of the American National Investment Accounts, Inc. - Growth Portfolio;
     Co-Manager of the American National Income Fund, Inc. and the American National Investment Accounts, Inc. -- Managed Portfolio; Vice President of Stocks for American National Insurance Company; Vice President of Investments for Garden State Life Insurance Company; Director and President, Comprehensive Investment Services; Former Director of
     Equity Strategy Research and Trading for C&S/Soran Bank (now Nations Bank) Atlanta, Georgia.

EMERSON V. UNGER, C.L.U.  (ONE MOODY PLAZA, GALVESTON, TEXAS), 52, Vice
     President of the Fund and SM&R; Vice President of the American National Investment Accounts, Inc. and SM&R Capital Funds, Inc.

BRENDA T. KOELEMAY  (ONE MOODY PLAZA, GALVESTON, TEXAS), 43, Vice President and
     Treasurer of the Fund and SM&R; Vice President and Treasurer of the American National Investment Accounts, Inc. and SM&R Capital Funds, Inc.; Treasurer, Comprehensive Investment Services; Senior Manager, KPMG Peat Marwick, July 1980 to April 1992.

TERESA E. AXELSON  (ONE MOODY PLAZA, GALVESTON, TEXAS), 50, Vice President and
     Secretary of the Fund and SM&R; Vice President and Secretary of the American National Investment Accounts, Inc. and SM&R Capital Funds, Inc.


* "Interested persons" as defined by the Investment Company Act of 1940.

(1)  Members of the Fund's nominating committee.
(2)  Members of the Fund's audit committee.

     Officers and directors of the Fund affiliated with SM&R may receive indirect compensation from the Fund to the extent of underwriting commissions and investment advisory and service fees paid to SM&R.

     By resolution of the Board of Directors, the Fund pays the fees and expenses of only those directors who are not officers or employees of SM&R or the Fund.

  During the fiscal year ended December 31, 1997, the Fund paid
$22,722 to such directors for fees and expenses in attending meetings of the Board of Directors.


REMUNERATION OF DIRECTORS


     Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee attended. Each director receives a fee, allocated among the American National Funds for which he serves as a director, which consists of an annual retainer component and a meeting fee component. Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 1997 for each director of the Fund.


   DIRECTOR             AGGREGATE COMPENSATION      TOTAL COMPENSATION FROM ALL
                               FROM FUND               AMERICAN NATIONAL FUNDS
   ----------------------------------------------------------------------------
   Ralph S. Clifford            $3,533                       $10,600
   Paul D. Cummings             $3,533                       $10,600
   Jack T. Currie               $2,833                       $ 8,499
   Michael W. McCroskey           --                            --
   Ira W. Painton               $4,667                       $14,000
   Donald P. Stevens            $3,533                       $10,600
   Steven H. Stubbs             $3,333                       $10,000


POLICY REGARDING PERSONAL INVESTING

The following policies have been made a part of the Fund's Code of Ethics.

PERSONAL INVESTING BY PORTFOLIO MANAGERS

     A portfolio manager must use extreme care to avoid even the appearance of a conflict of interest in trading in any personal account (or an account in which he has a beneficial interest). Accordingly, a portfolio manager may not trade in (or otherwise acquire) any security for his personal account if that same security is held in, or is being considered as a potential acquisition by, any of the Funds. Any beneficial interest in a security held by a portfolio manager must be sold at least 24 hours prior to any investment by the Funds. The following exceptions apply:

     1. Any beneficial interest in a security owned at the time of employment may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security. Dividends in that security may be re-invested in accordance with a formal plan offered by the issuer.

     2. Any beneficial interest in a security acquired by devise or bequeath may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security.

     3. Any beneficial interest in a security issued by the Government or any Agency of the United States, a State, or any political subdivision thereof may be traded or held.

     4. Any beneficial interest in a security for which a written approval is first obtained from the President & CEO may be traded or held.

PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES:

     Officers and employees of the Company other than portfolio managers may trade in (or otherwise acquire) or hold any security for his own account (or an account in which he has beneficial interest). However, the trade must not occur within 24 hours of a trade in the Funds for the same or related security.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of April 1, 1998, SM&R and its parent, American National Insurance Company, owned .97% and 3.61%, respectively of the outstanding shares of the Fund. Any person who owns directly or indirectly more than 35% of the outstanding voting securities of the Fund is presumed by the Investment Company Act of 1940 to "control" the Fund, and may be able to significantly influence the outcome of any shareholder vote. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of the Fund generally would be able to cast the deciding vote.


     The officers and directors of the Growth Fund as a group owned .34% of the outstanding shares of the Growth Fund as of April 1, 1998.


INVESTMENT ADVISORY AND OTHER SERVICES

CONTROL AND MANAGEMENT OF SM&R

     SM&R has been the investment adviser, manager and underwriter of the Fund since 1966. SM&R acts pursuant to a written agreement periodically approved by the directors or shareholders of the Fund. SM&R is also the investment adviser, manager and underwriter of the other American National Funds Group, the American National Investment Accounts, Inc., and the SM&R Capital Funds, Inc. SM&R's address is that of the Fund.

     SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"), a Texas life insurance company with its principal offices in Galveston, Texas. The Moody Foundation (the "Foundation"), a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of American National's common stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6% of such shares. The trustees of the Moody Foundation are Robert L. Moody ("RLM"), Chairman of the Board of Directors of American National, Frances Moody Newman and Ross R. Moody.

     The Moody National Bank of Galveston (the "Bank") is trustee of the Libbie
S. Moody Trust. RLM is Chairman of the Board and President, Chief Executive Officer of the Bank, President and Director of Moody Bancshares, Inc. ("Bancshares"), the sole shareholder of Moody Bank Holding Company, Inc. ("MBHC"), and President and Director of MBHC, the Bank's controlling stockholder. The Three R Trusts, trusts established by RLM for the benefit of his children, owns 100% of Bancshares' Class B stock (which elects a majority of Bancshares' and MBHC's Directors) and 47.5% of its Class A stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas, General Counsel to American National, the Bank, Bancshares, MBHC, the Fund, the other American National Funds, the American National Investment Accounts, Inc., the SM&R Capital Funds, Inc. and SM&R.

     Michael W. McCroskey, President and Director of the Fund, is also President, Chief Executive Officer, Director and a member of the Executive Committee of SM&R, and President and Director of the other members of the American National Funds Group, the American National Investment Accounts, Inc. and the SM&R Capital Funds, Inc.; Gordon D. Dixon, Vice President, Portfolio Manager of the Fund is also Director, Senior Vice President, Chief Investment Officer and a member of the investment and executive committees of SM&R; Vice President, Portfolio Manager of the American National Investment Accounts, Inc. -- Growth Portfolio and Co-Manager of the American National Income Fund, Inc. and the American National Investment Accounts, Inc. -- Managed Portfolio; Emerson V. Unger, Vice President of the Fund, is also Vice President of SM&R and Vice President of the other members of the American National Funds Group, the American National Investment Accounts, Inc. and the SM&R Capital Funds, Inc. Brenda T. Koelemay, Vice President and Treasurer of the Fund, is also Vice President and Treasurer of SM&R, the other members of the American National Funds Group, the American National Investment Accounts, Inc., and the SM&R Capital Funds, Inc.; Teresa E. Axelson, Vice President and Secretary of the Fund, is also Vice President and Secretary of SM&R, the other members of the American National Funds Group, the American National Investment Accounts, Inc. and SM&R Capital Funds, Inc.

INVESTMENT ADVISORY AGREEMENT

     Under an Investment Advisory Agreement (the "Advisory Agreement") between the Fund and SM&R dated November 30, 1989, SM&R acts as investment adviser for and provides certain investment-related administrative services to the Fund.

     As investment adviser, SM&R manages the investment and reinvestment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. SM&R provides and evaluates economic, statistical and financial information to formulate and implement Fund investment programs. All investments are reviewed quarterly by the Fund's Board of Directors to determine whether or not such investments are within the policies, objectives and restrictions of the Fund.

     Under the Advisory Agreement, SM&R receives from the Fund a basic advisory fee (the "Basic Advisory Fee") for acting as investment adviser. In addition, the Advisory Agreement also provides for an upward or downward adjustment of such Basic Advisory Fee based upon the investment performance during the previous thirty-six (36) monthly periods of the Fund compared to the Lipper Growth Fund Index (the "Lipper Index") published by Lipper Analytical Services, Inc.

     The Basic Advisory Fee shall be computed each month by applying to the average daily net asset value of the Fund (computed by adding the net asset values computed by SM&R each day during the month and dividing the resulting total by the number of days in the month) determined each day throughout the month one-twelfth of the annual rate as follows:

          ON THE PORTION OF THE FUND'S                     BASIC ADVISORY
           AVERAGE DAILY NET ASSETS                        FEE ANNUAL RATE
----------------------------------------------------------------------------
Not exceeding $100,000,000                                  .750 of 1%
Exceeding $100,000,000 but not exceeding $200,000,000       .625 of 1%
Exceeding $200,000,000 but not exceeding $300,000,000       .500 of 1%
Exceeding $300,000,000                                      .400 of 1%

     This fee is higher than the fee paid by most other mutual funds.

     The average daily net asset value of the Fund shall be computed by adding the net asset values computed by SM&R each day during the month and dividing the resulting total by the number of days in the month. The net asset value per share of Fund shares shall be determined each day by adding the market value of its portfolio securities and other assets, subtracting liabilities and dividing the result by the number of Fund shares outstanding. Expenses and fees of the Fund, including the advisory and administrative service fee, will be accrued daily and taken into account in determining net asset value. The portfolio securities of the Fund will be valued as of the close of trading on each day when the New York Stock Exchange is open for trading. Securities listed on national securities exchanges will be valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day
on such exchange.   The value of unlisted securities will be determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it will be valued at fair value as determined in good faith by SM&R on a consistent basis.

PERFORMANCE ADJUSTMENT OF BASIC ADVISORY FEE

     Under the Advisory Agreement, the Basic Advisory Fee annual rate shown above will be adjusted each month by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment amount percentage shown in the table below. The resulting advisory fee rate will then be applied to the average daily net asset value of the Fund for the succeeding month. The advisory fee for such month will be one-twelfth (1/12th) of the resulting dollar figure.

     The performance adjustment amount shall vary with the Fund's performance as compared to the Lipper Index as shown by the following table:

  PERFORMANCE COMPARED TO        PERFORMANCE         PERFORMANCE COMPARED     PERFORMANCE
       LIPPER INDEX              ADJUSTMENT            TO LIPPER INDEX        ADJUSTMENT
                                   AMOUNT                                       AMOUNT
-------------------------------------------------------------------------------------------
  0.10% to 0.99% above           + 0.02%              0.10% to 0.99% below     - 0.02%
  1.00% to 1.99% above           + 0.04%              1.00% to 1.99% below     - 0.04%
  2.00% to 2.99% above           + 0.06%              2.00% to 2.99% below     - 0.06%

                                      7

  3.00% to 3.99% above           + 0.08%              3.00% to 3.99% below     - 0.08%
  4.00% to 4.99% above           + 0.10%              4.00% to 4.99% below     - 0.10%
  5.00% to 5.99% above           + 0.12%              5.00% to 5.99% below     - 0.12%
  6.00% to 6.99% above           + 0.14%              6.00% to 6.99% below     - 0.14%
  7.00% to 7.99% above           + 0.16%              7.00% to 7.99% below     - 0.16%
  8.00% to 8.99% above           + 0.18%              8.00% to 8.99% below     - 0.18%
  9.00% and above                + 0.20%              9.00% and below          - 0.20%

     The performance period is calculated as of the last Thursday of each January through November and the last business day of each December. The time period between the last business day in December and the last Thursday in January, the ten (10) time periods between the last Thursday in January through October and the last Thursday of the immediately succeeding month, and the time period between the last Thursday in November and the last business day in December shall be referred to herein as the "Monthly Periods". The performance period which forms the basis for each monthly fee adjustment calculation shall end on each such last Thursday and last business day and shall be the immediately preceding thirty-five (35) Monthly Periods plus the current Monthly Period.

     To determine how the Fund's performance compares to the Lipper Index, SM&R will determine a monthly percentage change for the Fund and for the Lipper Index. These monthly percentage changes will be calculated for each Monthly Period other than January by dividing the year-to-date percentage changes through the end of each of the Monthly Periods by the year-to-date percentage
changes through the end of the preceding Monthly Period.   The monthly
percentage and the year-to-date percentage change for January will always be the same and will not have to be calculated separately. A cumulative percentage change for the Performance Period will then be calculated by compounding the monthly percentage changes for the preceding thirty-five (35) Monthly Periods and multiplying that product by the current Monthly Period's percentage change. After such cumulative percentage change has been calculated for the Fund and the Lipper Index, such percentage changes are then compared. If the percentage differential resulting from such comparison is less than .10%, no performance adjustment shall be made. If such percentage differential is .10%, or more, such differential shall be the percentage used in the Percentage Performance Compared To Lipper Index table above. For example, if the percentage differential resulting from such comparison is .07%, no performance adjustment shall be made and the advisory fee shall be equal to the Basic Advisory Fee annual rate. If such percentage differential is 2.5% above the Lipper Index, a performance adjustment equal to .06% shall be made and the Basic Advisory Fee shall be increased from .75% to .81%. If such percentage differential is 2.5% below the Lipper Index, a performance adjustment equal to .06% shall be made and the Basic Advisory Fee shall be decreased from .75% to .69%.

     Those shareholders who prefer to use basis points rather than percentage points when analyzing the Fund's performance compared to the Lipper Index should convert each 1.00% in the Percentage Performance Compared To Lipper Index column in the above table to 100 basis points.

     The adjustment to the Basic Advisory Fee will not be cumulative. An increased fee will result even though the performance of the Fund over some period of time shorter than the Performance Period has been behind that of the Lipper Index and even if the net asset value of the Fund's shares has decreased. Conversely, a reduction in the Basic Advisory Fee will be made for a month even though the performance of the Fund over some period of time shorter than the Performance Period has been ahead of that of the Lipper Index and even if the net asset value of the Fund's shares has increased.

     As indicated above, the Fund's expenses (including the monthly basic advisory fee and administrative service fee) and the performance adjustment for each performance fee period will be computed and accrued daily and taken into account in computing the daily net asset value of a Fund share. However, expenses in excess of the maximum expense limitation shall not be accrued for the purpose of computing the daily net asset value of a Fund share.

     In the case of termination of the Advisory Agreement during any Monthly Period, the fee for that Monthly Period shall be reduced proportionately on the basis of the number of calendar days during which it is in effect for that Monthly Period. The fee rate will be computed on the basis of and applied to net assets averaged over that Monthly Period ending on the last business day on
which the Advisory Agreement is in effect.   The amount of any performance
adjustment to the Basic Advisory Fee will be computed on the basis of the thirty-six (36) Monthly Periods ending on the last business day on which the Advisory Agreement is in effect provided that if the Advisory Agreement has been in effect less than thirty-six (36) Monthly Periods, the computation will be made on the basis of the period of time during which it has been in effect.


     For the fiscal years ended December 31, 1995, 1996 and 1997, SM&R accrued investment advisory fees from the Fund of $732,251, $1,093,421, and $1,011,542 respectively. The net assets of the Fund were $178,344,088 as of December 31, 1997.

     The Advisory Agreement was effective on November 30, 1989, and will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, by the specific approval of a majority of directors who are not parties to the Advisory Agreement or "interested" persons (as defined in the Investment Company Act of 1940, as amended) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. Absent proposed changes, it is the policy of Fund management to submit continuation of the Advisory Agreement annually only to the Fund's Board of Directors for their approval or disapproval. The Advisory Agreement was approved by the Board of Directors on August 21, 1997, and by the Fund's shareholders on November 16, 1989. The Advisory Agreement may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SM&R, upon sixty (60) days' written notice and will automatically terminate if assigned.

     As used herein, the term "majority" when referring to approval to be obtained from shareholders means the vote of the lesser of (1) 67% of the Fund's shares present at a meeting if the owners of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares.

ADMINISTRATIVE SERVICE AGREEMENT

     Under an Administrative Service Agreement between the Fund and SM&R dated November 30, 1989, SM&R acts as transfer agent and provides all management, operational and executive services to the Fund. SM&R pays the salaries of all officers and employees administering the Fund's affairs and maintains office facilities, furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping, transfer agency services, dividend disbursements and certain other services required by the Fund. The Fund has agreed to pay other expenses incurred in the operation of the Fund, such as interest, taxes, commissions and other expenses incidental to portfolio transactions, Securities and Exchange Commission fees, fees of the Custodian (See "CUSTODIAN" herein), auditing and legal expenses, fees and expenses of qualifying Fund shares for sale and maintaining such qualifications under the various state securities laws where Fund shares are offered for sale, fees and expenses of directors not affiliated with SM&R, costs of maintaining corporate existence, costs of printing and mailing prospectuses and shareholder reports to existing shareholders and expenses of shareholders' meetings.

     SM&R has agreed in its Administrative Service Agreement with the Fund to pay (or to reimburse the Fund for) the Fund's expenses of any kind, exclusive of interest, taxes, commissions and other expenses incidental to portfolio transactions (and, with the prior approval of any state securities commissioner deemed by the Fund's counsel to be required by law, extraordinary expenses beyond SM&R's control), but including the basic advisory fee, in excess of 1.25% per year of the Fund's average daily net assets. Such reimbursement obligation is more restrictive than required by California, the only state still having an expense reimbursement provision applicable to the Fund. No reimbursement to the Fund under the 1.25% expense limitation was required for the fiscal years ended December 31, 1995, 1996 and 1997.

     Under the Administrative Services Agreement, SM&R received from the Fund a service fee for providing administrative services. The fee is computed by applying to the average daily net asset value of the Fund each month one-twelfth of the annual rate as follows:

                                                               ADMINISTRATIVE
    ON THE PORTION OF THE FUND'S                             SERVICE FEE ANNUAL
      AVERAGE DAILY NET ASSETS                                       RATE
-------------------------------------------------------------------------------
  Not exceeding $100,000,000                                      .25 of 1%
  Exceeding $100,000,000 but not exceeding $200,000,000           .20 of 1%
  Exceeding $200,000,000 but not exceeding $300,000,000           .15 of 1%
  Exceeding $300,000,000                                          .10 of 1%

     The administrative service fee is payable to SM&R whether or not the actual expenses to SM&R for providing administrative services is more or less than the amount of such fee.


     For the fiscal years ended December 31, 1995, 1996 and 1997, SM&R received administrative service fees from the Fund pursuant to the Administrative Service Agreement. During such periods, SM&R received administrative service fees from the Fund of $301,526, $335,086, and $387,654, respectively.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     SM&R, which supervises the Fund's investments, is responsible for effecting portfolio transactions through eligible securities dealers, subject to the general supervision of the Fund's Board of Directors. Investment decisions are made by an Investment Committee of SM&R, and orders are placed by persons supervised by that committee.

     There is no arrangement or intention to place orders with any specific broker or group of brokers. The paramount factors considered by SM&R in placing orders are efficiency in the execution of orders and obtaining the most favorable prices for the Fund in both purchases and sales of portfolio securities. In seeking the best prices and executions, purchases and sales of securities which are not listed or traded on a securities exchange are generally executed with a principal market maker acting as principal. SM&R evaluates the brokerage fees paid by the Fund to any affiliated person by comparing such fees to those paid by other investment companies for similar transactions as reported in various industry surveys.

     Whenever the primary consideration of best price and best execution is met to the satisfaction of SM&R, the brokers and dealers selected will include those who provide supplementary statistical and research services. Such research services include advice as to the advisability of investing in, purchasing or selling securities, as well as analyses and reports concerning securities, economic factors and trends. While SM&R is able to fulfill its obligation to the Fund without such information, its expenses might be materially increased if it had to obtain and assemble such information through its staff. However, the value of such information is not determinable. SM&R also uses such information when rendering investment advisory services to the other American National Funds, the American National Investment Accounts, Inc., the SM&R Capital Funds, Inc., and to American National and its other accounts. SM&R will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer. Generally, the Fund pays higher than the lowest commission rates available.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, and subject to seeking the best price and execution, the Fund may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

     Brokerage fees paid by the Fund on the purchase and sale of portfolio securities for the fiscal years ended December 31, 1995, 1996 and 1997 amounted to approximately $198,000, $98,000 and $416,000 respectively. Portfolio turnover rates for these periods were 37%, 19% and 47%, respectively. No brokerage commissions have been paid during the Fund's three most recent periods to any broker which is an affiliated person of the Fund, which is an affiliated person of a broker which is an affiliated person of the Fund or an affiliated person of which is an affiliated person of the Fund or SM&R.


     The other members of the American National Funds Group, the American National Investments Accounts, Inc. and the SM&R Capital Funds, Inc. for which SM&R is also investment adviser, may own securities of the same companies from time to time. However, the Fund's portfolio security transactions will be conducted independently, except when decisions are made to purchase or sell portfolio securities of the Fund, the other American National Funds Group, the American National Investment Accounts, Inc., and the SM&R Capital Funds, Inc. simultaneously. In such event, the transactions will be averaged as to price and allocated as to amount (according to the proportionate share of the total combined commitment) in accordance with the daily purchase or sale orders actually executed.

     The Fund's Board of Directors has determined that such ability to effect simultaneous transactions may be in the best interests of the Fund. It is recognized that in some cases these practices could have a detrimental effect upon the price and volume of securities being bought and sold by the Fund, while in other cases these practices could produce better executions.

CAPITAL STOCK

     The Fund's authorized capital stock consists of 100,000,000 common shares with a par value of $1.00 each. All shares are equal with respect to distributions from income and capital gains. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share is entitled to an equal portion of all the Fund's assets after all debts and expenses have been paid.

     Each share is entitled to one vote, and the Fund's shares have non-cumulative voting rights with respect to election of directors. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose, and in such event, holders of the remaining shares will not be able to elect any directors.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

PURCHASING SHARES

     Shares of the Fund may be purchased at a public offering price which is based on the net asset value of each share of the Fund next determined plus a sales charge. Shares may be purchased through agents of American National who are also registered representatives of SM&R, through certain other authorized broker-dealers or directly from SM&R. Remittances for additional investments may be submitted directly to SM&R. Except for certain systematic investment programs (See "SPECIAL PURCHASE PLANS herein), the minimum initial investment is $100 and additional shares may be purchased through investment of $20 or more at any time thereafter.

     In the interest of economy, certificates representing shares purchased are not ordinarily issued. However, a monthly confirmation will be sent to the investor reflecting all activity during the month. The investor will have the same ownership rights with respect to shares purchased as if certificates had been issued. Investors may receive a certificate representing shares by making written request to SM&R. If a certificate is requested, it will normally be forwarded to the investor within 14 days after receipt of the request. SM&R reserves the right to charge a small administrative fee for issuance of any certificate. Certificates will not be issued for fractional shares (although fractional shares remain in your account on the books of the Fund).

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of Fund shares is determined by adding the market value of its portfolio securities and other assets, subtracting liabilities, and dividing the result by the number of the Fund shares outstanding. Expenses and fees of the Fund, including the advisory fee and the expense limitation reimbursement, if any, are accrued daily and taken into account in determining net asset value. The portfolio securities of the Fund are valued as of the close of trading on each day when the New York Stock Exchange is open for trading other than SM&R's business holidays described below. Securities listed on national securities exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board of Directors of the Fund on a consistent basis.


SM&R's business holidays are Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the Friday following Thanksgiving Day, two (2) days at Christmas and New Years Day. If Christmas Day is a weekday other than Monday, Christmas Day and Christmas Eve Day are business holidays. If Christmas Day is Monday, Christmas Day and the preceding Friday will be business holidays. If Christmas Day is a Saturday, the preceding Thursday and Friday will be business holidays. If Christmas Day is a Sunday, the preceding Friday and the following Monday will be business holidays. If New Years Day is a Saturday the preceding Friday will be a business holiday and if New Years Day is a Sunday, the following Monday will be a business holiday. For calendar year 1998, Independence Day will be observed on July 3, 1998.


OFFERING PRICE

     Full and fractional shares are purchased at the offering price, which is the net asset value next determined after receipt of a purchase plus the sales charge. The sales charge is a percentage of the net asset value per share and will vary as shown below. Purchases received by SM&R at its office in Galveston, Texas prior to 3:00 p.m., Central Time, will be executed at the applicable offering price determined on that day. Purchases received thereafter will be executed at the offering price determined on the next business day.

     The offering price is the net asset value per share plus a sales charge computed at the rates set forth in the following table:

                                                     TOTAL SALES CHARGE
                            -------------------------------------------------------------------
AMOUNT OF INVESTMENT         AS A PERCENTAGE      AS A PERCENTAGE OF     DEALER CONCESSION AS A
AT OFFERING PRICE           OF OFFERING PRICE         NET AMOUNT         PERCENTAGE OF OFFERING
                                                       INVESTED                   PRICE
-----------------------------------------------------------------------------------------------
Less than $50,000                 5.75%                  6.1%                     4.75%
$50,000 but less
than $100,000                      4.5%                  4.7%                      4.0%
$100,000 but less
than $250,000                      3.5%                  3.6%                      3.0%
$250,000 but less
than $500,000                      2.5%                  2.6%                      2.0%
500,000 and over*                  None                  None                      None
-----------------------------------------------------------------------------------------------

*In connection with purchases of $500,000 or more, SM&R may pay its representatives and broker-dealers from its own profits and resources, a per annum percent of the amount invested as follows: Year 1 - 0.35% and Year 2 - 0.25% for the Growth Fund, Income Fund and Triflex Fund, respectively. In the third and subsequent years, SM&R may pay 0.075% per annum, in quarterly installments, to those representatives and broker-dealers with accounts in the aggregate totaling $1 million or more.

     The following is an illustration of the calculation of the net asset value and offering price per share at December 31, 1997:

     NET ASSETS ($178,344,088)  = Net Asset Value Per Share ($5.24)
     -------------------------
     Shares outstanding (34,031,575)

     To obtain the public offering price per share, the Fund's 5.75% sales charge as of December 31, 1997 must be added to the net asset value obtained above:

     $5.24 = Public Offering Price Per Share ($5.56)
     -----
     .9425

REDUCED SALES CHARGE

     The reduced sales charge rates set forth in the table above apply to purchases of shares of the Fund, either singly or in combination with purchases of shares of the American National Income Fund, Inc. (the "Income Fund"), the Triflex Fund, Inc. (the "Triflex Fund"), the American National Government
Income Series (the "Government Income Series") and the American National Tax Free Fund Series of the SM&R Capital Funds, Inc. at the respective sales charges applicable to each, made at one time by: (1) Any individual; (2) Any individual, his or her spouse, and trusts or custodial agreements for their minor children; (3) A trustee or fiduciary of a single trust estate or single fiduciary account; (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; and (5) Employees or employers on behalf of employees under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.

     Purchases by any "company" or employee benefit plans not qualified under
Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the Fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the Fund's prospectus available to individual investors or employees, forwarding investments by such employees to the Fund, and the like.

     The rates set forth above are applicable to single, lump sum purchases made under the provisions of the preceding paragraphs 1, 2 and 3 and to qualified investments under a "Letter of Intent" or under the "Accumulation Privilege" as described below.

THE EDUCATION FUNDING INVESTMENT ACCOUNT PROGRAM


     The following breakpoints apply to purchases made by individuals investing in the Funds through the use of The Education Funding Investment Account Program as well as the Education IRA.


                                                     TOTAL SALES CHARGE
                            -------------------------------------------------------------------
AMOUNT OF INVESTMENT        AS A PERCENTAGE OF     AS A PERCENTAGE OF     DEALER CONCESSION AS A
AT OFFERING PRICE             OFFERING PRICE      NET AMOUNT INVESTED     PERCENTAGE OF OFFERING
                                                                                   PRICE
-----------------------------------------------------------------------------------------------
Less than $100,000                4.5%                   4.7%                      4.0%
$100,000 but less
than $250,000                     3.5%                   3.6%                      3.0%
$250,000 but less
than $500,000                     2.5%                   2.6%                      2.0%
$500,000 and over*                None                   None                      None
-----------------------------------------------------------------------------------------------

*In connection with purchases of $500,000 or more, SM&R may pay its representatives and broker-dealers from its own profits and resources, a per annum percent of the amount invested as set forth as follows: Year 1 - 0.35% and Year 2 - 0.25%. In the third and subsequent years, SM&R may pay 0.075% per annum, in quarterly installments, to those representatives and broker-dealers with accounts in the aggregate totaling $1 million or more.

     The Education Funding Investment Account Program is a service expressly created to help investors accumulate funds for their children's or grandchildren's college education. The maximum sales charge is 4.5% on the purchase of shares of the Funds. To participate in this special plan, investors must complete the special Education Funding Investment Account application designed specifically for the Program.

     All direct sales expenses, including the cost of prospectuses for prospective shareholders, are paid by SM&R, and no sales expense is borne by any of the Funds.

SPECIAL PURCHASE PLANS

LETTER OF INTENT -- As indicated in the Prospectus under "Letter of Intent", investors may qualify for a reduced sales charge on the Fund either singly or in combination with the purchase and holding of shares of the Income Fund, the Triflex Fund, the Government Income Series or the Tax Free Series.
A minimum initial investment equal to 10% of the amount necessary for the applicable reduced sales charge is required when a Letter of Intent is executed. Investments made under a Letter of Intent will purchase shares at the total sales charge rate applicable to the specified total investment. SM&R will hold in escrow from the initial investment shares equal to 5% of the amount of the total intended investment. Such escrow shares may not be exchanged for or reinvested in shares of another Fund, or the Government Income Series, or the Tax Free Series, subject to the right of early cancellation described below, will not be released until the amount purchased equals the commitment set forth in the Letter of Intent. If the intended investment is not completed during the 13 month period, the difference between the sales charge actually paid and the sales charge applicable to the total of such purchases made will be deducted from the escrow shares if not paid by the investor within twenty (20) days after the date notice thereof has been mailed to such investor.

     A Letter of Intent agreement can be canceled prior to the end of the 13-month period and escrow shares released to the investor if the investor pays the difference between the sales charge paid and the sales charge applicable to the amount actually invested and agrees that such Letter of Intent agreement is canceled and no longer in effect.

     The offering value of the shares of the Fund, the Income Fund, the Triflex Fund, and the Government Income Series and the Tax Free Series currently owned may also be included in the aggregate amount of an investment covered by a Letter of Intent. For example, if an investor owns shares of the Fund or shares of the Income Fund, the Triflex Fund, the Government Income Series, the Tax Free Series or some combination of these funds, currently valued at $80,000 and intends to invest $25,000 over the next thirteen months, such investor may execute a Letter of Intent and the entire $25,000 will purchase shares of either or all of such funds at the reduced sales charge rate applicable to an investment of $100,000 or more. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the Fund to sell the full amount of shares specified.

SYSTEMATIC INVESTMENT AND PRE-AUTHORIZED CHECK PLANS -- The Fund provides a convenient, voluntary method of purchasing shares in the Fund through its "Systematic Investment and Pre-Authorized Check Plans" (a "Plan" or "Plans").

     The principal purposes of the Plans are to encourage thrift by enabling investors to make regular purchases in amounts less than normally required, and to employ the principle of dollar cost averaging described below.

     By acquiring Fund shares on a regular basis pursuant to a Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of Dollar Cost Averaging. Under Dollar Cost Averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of Dollar Cost Averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

     After the initial minimum investment of $100 has been met, a Plan may be opened by indicating an intention to make subsequent investments of $20 per individual or more monthly for at least one year. The investor will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

     An investor has no obligation to invest regularly or to continue participating in a Plan, which may be terminated by the investor at any time without penalty. Under a Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs SM&R in writing to pay them in cash. SM&R reserves the right to increase or decrease the amount required to open and continue the Plan, and to terminate any shareholder's right to participate in the Plan if after one year the value of the amount invested is less than $100.

GROUP SYSTEMATIC INVESTMENT PLAN -- This plan provides employers and employees with a convenient means for purchasing shares of the Fund under various types of employee benefit and thrift plans, including payroll deduction and bonus incentive plans. The plan may be started with an initial cash investment of $20 per participant for a group consisting of five or more participants. The shares purchased by each participant under the plan will be credited to a separate account in the name of each investor in which all dividends and capital gains will be reinvested in additional shares of the Fund at net asset value. Such reinvestments will be made at the start of business on the day following the record date for such dividends and capital gains distributions. To keep his or her account open, subsequent payments, each totaling $20 or more, must be made into each participant's account monthly. If the group is reduced to less than five participants, the minimums set forth under "Systematic Investment and Pre-Authorized Check Plans" shall apply. The plan may be terminated by SM&R or the shareholder at any time upon sixty (60) days' prior written notice.

EXCHANGE PRIVILEGE -- As provided in the Prospectus under "Exchange Privilege", investors owning shares of the Fund can exchange such share for shares of the other funds in the American National Funds Group and the SM&R Capital Funds, Inc. There is no administrative charge for this privilege at this time, however the Fund reserves the right to charge a fee in the future.

     Such exchange privileges are not options or rights to purchase such securities, but are revocable privileges permitted under the present policies of each of these funds, and are not available in any state or other jurisdiction where the shares of the fund into which transfer is to be made are not registered for sale. SM&R reserves the right to restrict the frequency of or otherwise modify, condition, terminate or impose additional charges upon the exchange privilege.

     The minimum number of shares which may be exchanged is the number of shares of the fund whose shares are being exchanged which have a net asset value on the date of such exchange equal to the minimum initial or subsequent investment, as the case may be, of the fund into which the exchange is being made.

REDEMPTION

     Any shareholder may redeem all or any part of his shares by submitting a written request to SM&R as the Fund's agent for such purpose. Such requests must be duly executed by each registered owner and must be accompanied by certificates endorsed for transfer, if certificates have been issued, with signatures guaranteed by a commercial bank or securities firm. No signature guarantees are required on the written request for redemption by a shareholder of record when payment is to be made to such shareholder of record at such shareholder's address of record and the value of the shares redeemed is $25,000 or less. In all other cases the signatures on the request for redemption, as well as on certificates being tendered, must be guaranteed. On all redemption requests for joint accounts, the signatures of all joint owners are required. Corporations, executors, divorced persons, administrators, trustees or guardians will be required to submit further documentation. Refer to the American National Funds Group prospectus for signature guarantee requirements.

     Shares are redeemed at the net asset value per share next computed after the request and certificates, if any, are received in "Proper Form". (See "HOW TO REDEEM" in the Prospectus). A shareholder may receive more or less than he paid for his shares, depending on the prevailing market value of the Fund's portfolio securities. Redemption checks are delivered as soon as practicable and normally will be sent to the investor within seven days following the date on which redemption is made.

     At various times the Fund may be requested to redeem shares for which it has not yet received good payment for prior purchases of Fund shares. Accordingly, proceeds of the Fund will not be paid until good payment has been received which could be as much as fifteen (15) business days after the purchase, or until SM&R can verify that good payment (for example, cash or certified check on a United States Bank) has been, or will be, collected for the purchase of such shares.

     The right of redemption is subject to suspension and payment postponed during any period when the New York Stock Exchange is closed other than customary weekend or holiday closings, or during which trading on such Exchange is restricted; for any period during which an emergency exists, as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or for such other periods as the Securities and Exchange Commission has by order permitted such suspension for the protection of the Fund's security holders.

     The Fund has made an election under the Investment Company Act of 1940, as amended, to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. The Fund may pay the redemption price, if any, in excess of the amounts described above in whole or in part in portfolio securities, at the market value thereof determined as of the close of business next following receipt of the request in proper form, if deemed advisable by the Board of Directors. In such case a shareholder would incur brokerage costs if he sold the securities received.

     There is presently no charge for redeeming Fund shares. However, the Fund reserves the right to charge for any redemption an amount, to be determined by the Board of Directors, not to exceed 1% of the net asset value of the shares being redeemed, but it is not the present intent of the Board of Directors to make such a charge.

SYSTEMATIC WITHDRAWAL PLAN

     As described in the Prospectus under "Systematic Withdrawal Plan", the Fund has a Systematic Withdrawal Plan which allows shareholders having an account value of $5,000 or more to automatically withdraw a minimum of $50 monthly or quarterly.

     A Systematic Withdrawal Plan provides for regular monthly or quarterly payments to the account investor or his designee through redemption of a portion of the shares held in the account. Some portion of each withdrawal may be taxable gain or loss to the account investor at the time of the withdrawal, the amount of the gain or loss being determined by the investment in the Fund shares. The minimum, though not necessarily recommended, withdrawal amount is $50. Shares sufficient to provide the designated withdrawal payment are redeemed each month or quarterly on or about the 20th, and checks are mailed to reach the investor on or about the lst of the following month. All income dividends and capital gains distributions are automatically reinvested at net asset value, without sales charge. Since each withdrawal check represents proceeds from the sale of sufficient shares equal to the withdrawal, there can be a reduction of invested capital, particularly in a declining market. If redemptions are consistently in excess of shares added through reinvestment of distributions, the withdrawals will ultimately exhaust the capital.

     The shareholder may designate withdrawal payments for a fixed dollar amount, as stated in the preceding paragraph, or a variable dollar amount based on (1) redemption of a fixed number of shares at monthly or quarterly intervals, or (2) redemption of a specified and increasing fraction of shares held at monthly or quarterly intervals. To illustrate the latter option, if an investor wanted quarterly payments for a ten-year period, the first withdrawal payment would be the proceeds from redemption of 1/40th of the shares held in the account. The second payment would be 1/39th of the remaining shares; the third payment would be 1/38th of the remaining shares, etc. Under this option, all shares would be redeemed over the ten-year period, and the payment amount would vary each quarter, depending upon the number of shares redeemed and the redemption price.

     No charge is made for a non-qualified Systematic Withdrawal Plan, and the account investor may change the option or payment amount at any time upon written request received by SM&R no later than the month prior to the month of a scheduled redemption for a withdrawal payment. A Systematic Withdrawal Plan may also be terminated at any time by the account investor or the Fund without penalty.

     Occasionally certain limited types of qualified retirement plans are involved in making investments and withdrawals during the same year. Under such an arrangement, it is possible for the plan to be, in effect, charged duplicate sales charges. In order to eliminate this possibility, the Fund will permit additional investments, without sales charge, equal to all sums withdrawn, providing the additional investments are made during the next twelve months following the withdrawal or redemption, and providing that all funds withdrawn were for the specific purpose of satisfying plan benefits of participants who have retired, become disabled or left the plan. Furthermore, for a qualified plan to qualify under this provision, the plan must include at least one participant who is a non-owner employee. The Fund and SM&R discourage shareholders from maintaining a withdrawal account while concurrently and regularly purchasing shares of the fund, although such practice is not prohibited.

TAX STATUS

     Shareholders are reminded that dividends are taxable whether received in cash or reinvested and received in the form of additional shares. Furthermore, any distribution received shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of the distributions. Such distributions, although in effect a return of capital, are subject to taxes. Furthermore, if the net asset value of each share is reduced below the shareholder's cost as a result of a distribution, such distribution would be a return of capital although taxed at applicable rates.

     The Fund or the securities dealer effecting a redemption transaction is required to file an information return (1099-B) with the IRS with respect to each sale of Fund shares by a shareholder. The year-end statement provided to each shareholder will serve as a substitute 1099-B for purposes of reporting any gain or loss on the tax return filed by the shareholder. In addition, the Fund is required by law and IRS regulations to withhold 31% of the dividends, redemptions and other payments made to non-exempt accounts unless shareholders have provided a corrected taxpayer identification number and made the certifications required by the IRS as indicated in the shareholder application when opening an account.

     Distributions from the Fund may also be subject to state and local taxes. Shareholders should consult their own tax adviser concerning tax consequences of an investment in the Fund.

THE UNDERWRITER

     SM&R serves as principal underwriter of the shares of the Fund pursuant to an Underwriting Agreement dated May 1, 1993 (the "Underwriting Agreement"). Such Underwriting Agreement provides that it shall continue in effect only so long as such continuance is approved at least annually by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund and, in either case, by the specific approval of a majority of directors who are not parties to such agreement or not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement was approved by the Board of Directors of the Fund in accordance with such procedures at a meeting held on August 21, 1997. The Underwriting Agreement may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SM&R, upon sixty (60) days' written notice and will automatically terminate if assigned (as provided in the Investment Company Act of 1940, as amended).


     As principal underwriter, SM&R continuously offers and sells shares of the Fund through its own sales representatives and broker-dealers. As compensation for such services, SM&R receives the sales charge, which is the difference between the offering price at which shares are issued and the net asset value. The sales charge allowance to broker-dealers ranges from a maximum of 6.1% to a minimum of 2.6% of the net amount invested, and from a maximum of 4.75% to a minimum of 2.0% of the public offering price. In connection with purchases of $500,000 or more, SM&R may pay broker-dealers from its own profits and resources, a per annum percent of the amount invested as follows: Year 1 - 0.35% and Year 2 - 0.25%. In the third and subsequent years, SM&R may pay 0.075% per annum, in quarterly installments, to those broker-dealers with accounts in the aggregate totaling $1 million or more. Such allowances are the same for all broker-dealers.


     The amount of such sales charge received by SM&R from the sale of Fund shares for the fiscal years ended December 31, 1995, 1996 and 1997 was $244,914, $256,481 and $405,080, respectively. Of such amounts received during such periods, SM&R retained approximately $58,000, $47,000 and $54,000, respectively and $4,393, $6,066, and $5,433 was reallowed to dealers.

FINANCIAL STATEMENTS

     The financial statements included as part of the Funds Annual Report dated December 31, 1997, filed with the Securities and Exchange Commission on March 2, 1998, are attached hereto as "EXHIBIT 1".


CUSTODIAN

     The cash and securities of the Fund are held by SM&R pursuant to a Custodian Agreement dated September 12, 1991. As custodian, SM&R will hold and administer the Fund's cash and securities and maintain certain financial and accounting books and records as provided for in such Custodian Agreement. The compensation paid to the Custodian is paid by the Fund and is based upon and varies with the number, type and amount of transactions conducted by the Custodian.

     SM&R has entered into a sub-custodian agreement with Moody National Bank of Galveston (the "Bank") effective July 1, 1991. Under the sub-custodian agreement the cash and securities of the Fund will be held by the Bank which will be authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities of the Fund held by it on behalf of SM&R for the Fund.

COUNSEL AND AUDITORS

     The Fund's General Counsel is Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas 77550. Tait, Weller & Baker, 8 Penn Center, Philadelphia, Pennsylvania 19103, are the Fund's independent auditors and perform annual audits of the Fund's financial statements.

TRANSFER AND DIVIDEND PAYING AGENT

     SM&R is the transfer agent and dividend paying agent for the Fund, the American National Income Fund, Inc., the Triflex Fund, Inc., the American National Investment Accounts, Inc. and the SM&R Capital Funds, Inc.

PERFORMANCE DATA

CUMULATIVE TOTAL RETURN


     The cumulative return reflects each year's hypothetical annually compounded return that would equate a ten thousand dollar investment on January 1, 1988 to the redeemable value on December 31 of each of the next ten years by adding one to the computed average annual total return multiplied by:


     1. the $10,000 hypothetical investment for the first year, or

     2. the redeemable value of the $10,000 investment as of December 31 of the preceding year for years two through ten.

     The total return percentage calculations assume the maximum sales charge was deducted from the initial amount invested and that all income dividends and capital gain distributions are reinvested on the reinvestment dates at the net asset value.

     The income return percentage reflects the income dividends paid during the year divided by:

     1.   the $10,000 hypothetical investment for the first year, or

     2. the redeemable value of the $10,000 investment as of December 31 of the preceding year for years two through ten.

     The appreciation percentage represents the change in the net asset value during the year less the income dividends paid during the year divided by:

     1.   the $10,000 hypothetical investment for the first year, or

     2. the redeemable value of the $10,000 investment as of December 31 of the preceding year for years two through ten.

     The total return on the net amount invested reflects the hypothetical return that would equate a January 1, 1988 initial ten thousand dollar investment less the maximum $575 sales load to the redeemable value on December 31, 1988 by adding one to the computed total return and multiplying the result by $9,425 (the initial ten thousand dollar investment less the maximum sales load).

AVERAGE ANNUAL RETURN

     The Fund's average annual return during specified time periods reflects the hypothetical annually compounded return that would equate an initial one thousand dollar investment to the ending redeemable value of such investment by adding one to the compounded average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by the one thousand dollar initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all investment income dividends and capital gains distributions on the reinvestment dates at the net asset value.

COMPARISONS

     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements and other materials regarding the Fund may discuss various measures of the performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

Financial publications: The Wall Street Journal and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines provide performance statistics over specified time periods.

Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Salomon Brothers Broad Bond Index or its component indices - The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

Standard & Poor's Bond Indices - measures yield and price of Corporate, Municipal, and Government bonds.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the portfolio of the Fund, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition there can be no assurance that the Fund will continue this performance as compared to such other averages.

                                 ANNUAL REPORT

                           American National Funds Group

                               -  American National Growth Fund

                               -  American National Income Fund

                               -  Triflex Fund

                               December 31, 1997

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                              PRESIDENT'S MESSAGE

Dear Shareholders:

    1997 was the third in a series of truly exceptional years for equity mutual fund investors. At no time in history have markets returned 20%+ for three years in a row. It is also worth noting that over the same time period, fixed income investors have been handsomely rewarded as well. To you who have chosen to participate with us, I say thank you and congratulations.

    On the heels of such strong market performance, however, we must temper our expectations for returns over the next several years. Remember that the long-term average return for common stocks has been about 11% per year. Therefore, we would expect to see more moderate returns going forward.

    Still, however, we are very encouraged by the domestic and international economic, political, social and demographic environments in which we live today. We continue to enjoy an expanding worldwide middle class, and the roots of democracy and capitalism are running deeper than ever. Also, the nations of the world are trading with one another much more than they are fighting with one another. Further, we are still enjoying a worldwide phenomenon of low interest rates and low inflation, and the level of interest in investing, plus the money available to invest, have never been higher.

    But, are there negatives? Of course, there always are. Southeast Asia, whose spectacular growth has dazzled the world throughout much of this decade, has run into growing pains, which will have repercussions on the earnings of companies with local exposure. Profit growth across the board by U.S. corporations, which has pleasantly surprised observers for most of this decade, will most likely slow, perhaps dramatically, in 1998. So there are certainly reasons to keep our feet on the ground.

    We are also encouraged by the time-tested nature of SM&R's investment management philosophy. I believe in it, I believe it has served us very well since it was put in place, and I believe the investing environment of the near future may be ideal for our philosophy. Let me explain...at SM&R we focus on a disciplined, bottom-up investment strategy. That means we buy and sell stocks the same way every time, and when we search for stocks to buy, we focus on simply identifying superior companies, whatever sector of the economy they may be located in.

    We tend to take a "value" approach to managing money. Basically, our aim is, with the aid of sophisticated and disciplined investment tools, to roll up our sleeves and scour the market for companies that are strong--often industry leaders--that for some reason have been beaten down, unnecessarily maligned, or are out of favor. Maybe the company has missed an earnings target, experienced a short delay in getting a new product to the market or happens to be part of an out-of-favor industry. Any number of reasons can derail the price of a stock for a relatively short period of time. But, if we can locate out of favor companies that are experiencing a positive change to their operation, buy them at a depressed price and be patient, we believe that we will be amply rewarded during positive markets and most likely cushioned if stock prices decline. We are confident that this approach can add tremendous value over time, much as it has since we implemented it over four years ago.

    It has been widely reported over the past three years that simply throwing money at our biggest and best brand name growth stocks, regardless of their relative valuation, has led to the most investing success, and that is true. Rarely in our history have the 100 largest stocks in the S&P 500 so far outperformed the remaining
400. While this kind of environment has not been ideal for those approaches seeking to pay discounted prices for strong future corporate earnings, we are pleased to have offered our investors strong investment returns.

    For the record, we would like to remind you that in September of 1993, we strengthened our investment staff and sharpened our investment processes with the introduction of two new stock selection disciplines. We are happy with the results since 9/30/93, and have displayed them in the charts that follow.

    We take the responsibility of managing your money very seriously. We will work hard to earn your continued trust.

Sincerely,

/s/ Michael W. McCroskey

Michael W. McCroskey
President

QUARTERLY COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN AMERICAN NATIONAL GROWTH FUND AT NET ASSET VALUE AND LIPPER ANALYTICAL GROWTH FUND AVERAGE (LAST SEVENTEEN QUARTERS UNDER CURRENT DISCIPLINES)


                                         [GRAPH]

            9/30/93  12/31/93   3/31/94   6/30/94   9/30/94  12/31/94   3/31/95   6/30/95   9/30/95  12/31/95   3/31/96   6/30/96
FUND          10000    10,804    10,622    10,636    11,318    11,342  12230.00     12959     13646     14200     14782     15320
INDEX         10000    10,226     9,875     9,617    10,136    10,001  10739.08     11741   12748.4   13049.3     13750  14360.52

            9/30/96  12/31/96   3/31/97   6/30/97   9/30/97  12/31/97
FUND          15840     16706     16739     18855     21093     20421
INDEX         14777     15634  15433.93   17875.6  19773.96   19542.6



SEC AVERAGE ANNUAL RETURN

10 YEAR ......... 12.65%
 5 YEAR ......... 14.00%
 1 YEAR ......... 15.25%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS, AND INVESTMENTS WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

American National Growth Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value and does not consider the effect of the Funds' 5.75% maximum sales charge. All performance figures are as of December 31 for the applicable year. The SEC Average Annual Return does reflect the effect of the Funds maximum sales charge.

QUARTERLY COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN AMERICAN NATIONAL INCOME FUND AT NET ASSET VALUE AND LIPPER ANALYTICAL EQUITY INCOME FUND AVERAGE (LAST SEVENTEEN QUARTERS UNDER CURRENT DISCIPLINES)

                                [GRAPH]

            9/30/93  12/31/93   3/31/94   6/30/94   9/30/94  12/31/94   3/31/95   6/30/95   9/30/95  12/31/95   3/31/96   6/30/96
FUND          10000    10,402    10,029    10,081    10,433    10,339     11180     11919     12786     13349     14090     14393
INDEX         10000    10,126     9,752     9,764    10,145     9,885  10615.66     11317   12136.7   12827.3   13408.4  13787.84

            9/30/96  12/31/96   3/31/97   6/30/97   9/30/97  12/31/97
FUND          14643     15547     15566     17234     18996     19080
INDEX       14154.6   15209.1  15464.63   17451.8  18940.47  19389.36


SEC AVERAGE ANNUAL RETURN

10 YEAR ......... 13.74%
 5 YEAR ......... 13.84%
 1 YEAR ......... 15.66%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS, AND INVESTMENTS WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

American National Income Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value and does not consider the effect of the Funds' 5.75% maximum sales charge. All performance figures are as of December 31 for the applicable year. The SEC Average Annual Return does reflect the effect of the Funds maximum sales charge.

QUARTERLY COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN TRIFLEX FUND AT NET ASSET VALUE, LEHMAN INTERMEDIATE GOVERNMENT/CORP INDEX, AND LIPPER ANALYTICAL BALANCED FUND AVERAGE (LAST SEVENTEEN QUARTERS UNDER CURRENT DISCIPLINES)

                                [GRAPH]

            9/30/93  12/31/93   3/31/94   6/30/94   9/30/94  12/31/94   3/31/95   6/30/95   9/30/95  12/31/95   3/31/96   6/30/96
FUND          10000    10,246    10,038    10,059    10,429    10,399     11054     11750     12232     12717     13080     13267
INDEX         10000    10,119     9,791     9,679     9,972     9,862  10462.72     11206   11825.2   12325.4   12642.2  12944.36
LEHMAN        10000    10,020     9,817     9,758     9,838     9,827   10257.3     10770     10949   11334.4   11240.3   11311.1

            9/30/96  12/31/96   3/31/97   6/30/97   9/30/97  12/31/97
FUND          13574     14226     14227     15552     16583     16709
INDEX       13296.4   14006.5  14006.48   15433.7  16466.26  16657.26
LEHMAN      11512.4   11794.5  11782.69   12130.3   12457.8   12724.4




SEC AVERAGE ANNUAL RETURN

 5 YEAR ......... 10.32%
 1 YEAR ......... 10.71%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS, AND INVESTMENTS WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Triflex Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value and does not consider the effect of the Funds' 5.75% maximum sales charge. All performance figures are as of December 31 for the applicable year. The SEC Average Annual Return does reflect the effect of the Funds maximum sales charge.

AMERICAN NATIONAL FUNDS GROUP            One Moody Plaza, Galveston, Texas 77550
--------------------------------------------------------------------------------

                                   DIRECTORS
                               Ralph S. Clifford
                                Paul D. Cummings
                                 Jack T. Currie
                              Michael W. McCroskey
                                 Ira W. Painton
                               Donald P. Stevens
                                Steven H. Stubbs

                                    OFFICERS
                        Michael W. McCroskey, President

                      Gordon D. Dixon, Vice President and
                               Portfolio Manager

                     William R. Berger, Vice President and
                               Portfolio Manager

                Brenda T. Koelemay, Vice President and Treasurer

                        Emerson V. Unger, Vice President

                Teresa E. Axelson, Vice President and Secretary

                         INVESTMENT ADVISOR AND MANAGER
                    Securities Management and Research, Inc.
                                One Moody Plaza
                             Galveston, Texas 77550

                                   CUSTODIAN
                    Securities Management and Research, Inc.
                                One Moody Plaza
                             Galveston, Texas 77550

                                 LEGAL COUNSEL
                          Greer, Herz & Adams, L.L.P.
                                One Moody Plaza
                             Galveston, Texas 77550

                        UNDERWRITER AND REDEMPTION AGENT
                    Securities Management and Research, Inc.
                                One Moody Plaza
                             Galveston, Texas 77550

              TRANSFER AGENT, REGISTRAR AND DIVIDEND PAYING AGENT
                    Securities Management and Research, Inc.
                                One Moody Plaza
                             Galveston, Texas 77550

                              INDEPENDENT AUDITORS
                              Tait, Weller & Baker
                                 8 Penn Center
                        Philadelphia, Pennsylvania 19103

SCHEDULE OF INVESTMENTS  December 31, 1997
--------------------------------------------------------------------------------
AMERICAN NATIONAL GROWTH FUND

COMMON STOCK                        SHARES       VALUE

AUTO & TRUCK MANUFACTURERS--
  1.45%
Chrysler Corporation                  13,700  $   482,069
Ford Motor Company                    24,800    1,207,450
General Motors Corporation            14,700      891,187
                                              -----------
                                                2,580,706
AUTO PARTS MANUFACTURERS-- 0.56%
Modine Manufacturing Company          29,000      989,625

BANKS--9.12%
Banc One Corporation                  35,000    1,900,938
Comerica, Incorporated                30,000    2,707,500
First Union Corporation               68,000    3,485,000
Morgan (J.P.) & Company               20,000    2,257,500
NationsBank Corporation               40,000    2,432,500
Norwest Corporation                   90,000    3,476,250
                                              -----------
                                               16,259,688

BEVERAGES--2.03%
Anheuser-Busch Companies,
  Incorporated                        37,000    1,628,000
Coca-Cola Company                     30,000    1,998,750
                                              -----------
                                                3,626,750

BROADCASTING--0.81%
US West Media Group,
  Incorporated*                       50,000    1,443,750

BUILDING SUPPLIES--0.84%
Giant Cement Holding,
  Incorporated*                       65,000    1,503,125

CHEMICALS--3.81%
Cabot Corporation                     30,000      828,750
Dexter Corporation                    25,000    1,079,688
Du Pont (E.I.) de Nemours &
  Company                             26,000    1,561,625
Hercules, Incorporated                30,600    1,531,912
Praxair, Incorporated                 40,000    1,800,000
                                              -----------
                                                6,801,975

COMMUNICATION EQUIPMENT--0.63%
Newbridge Networks Corporation*       32,000    1,116,000

COMPUTER RELATED--9.10%
COMPAQ Computer Corporation           87,500    4,938,281
Hewlett-Packard Company               74,000    4,625,000
Sequent Computer Systems,
  Incorporated*                       80,000    1,600,000
Silicon Graphics, Incorporated*       48,000      597,000
Stratus Computer, Incorporated*       55,000    2,079,688
Sun Microsystems, Incorporated*       60,000    2,392,500
                                              -----------
                                               16,232,469

COMMON STOCK                        SHARES       VALUE

COMPUTER SOFTWARE--5.26%
BMC Software, Incorporated*           40,000  $ 2,625,000
Cabletron Systems, Incorporated*      35,000      525,000
Electronic Data Systems
  Corporation                         21,600      949,050
First Data Corporation                91,000    2,661,750
MAPICS, Incorporated*                 80,000      870,000
Synopsys, Incorporated*               49,000    1,751,750
                                              -----------
                                                9,382,550

CONSTRUCTION--0.63%
Fluor Corporation                     30,000    1,121,250

COSMETICS & TOILETRIES--2.69%
Procter & Gamble Company              60,000    4,788,750

DIVERSIFIED--0.90%
Mark IV Industries, Incorporated      73,395    1,605,516

DRUGS--1.19%
Merck & Company, Incorporated         20,000    2,125,000

ELECTRIC POWER--1.01%
OGE Energy Corporation                33,000    1,804,688

ELECTRICAL EQUIPMENT--0.89%
York International Corporation        40,000    1,582,500

ELECTRONICS/INSTRUMENTS--2.93%
Analog Devices, Incorporated*         30,000      830,625
Avnet, Incorporated                   40,000    2,640,000
Motorola, Incorporated                30,000    1,711,875
Raytheon Company (Class A)               937       46,206
                                              -----------
                                                5,228,706

ENVIRONMENTAL--2.00%
Waste Management, Incorporated        80,000    2,200,000
Wheelabrator Technologies,
  Incorporated                        85,000    1,365,312
                                              -----------
                                                3,565,312

EXPLORATION & DRILLING--1.31%
Global Marine, Incorporated*          32,000      784,000
Tidewater, Incorporated               17,000      937,125
Union Pacific Resources Group,
  Incorporated                        25,408      616,144
                                              -----------
                                                2,337,269

FINANCIAL SERVICES--2.73%
American General Corporation          20,000    1,081,250
Morgan Stanley, Dean Witter,
  Discover and Company                30,000    1,773,750
Reliance Group Holdings,
  Incorporated                       142,000    2,005,750
                                              -----------
                                                4,860,750

SCHEDULE OF INVESTMENTS  December 31, 1997
--------------------------------------------------------------------------------
AMERICAN NATIONAL GROWTH FUND, CONTINUED

COMMON STOCK                        SHARES       VALUE
FOOD PRODUCERS--3.35%
Hudson Foods, Incorporated (Class
  A)                                  50,000  $ 1,028,125
IBP, Incorporated                     58,000    1,214,375
McCormick & Company, Incorporated     58,000    1,624,000
Universal Foods Corporation           50,000    2,112,500
                                              -----------
                                                5,979,000

FOOD RETAILERS--1.06%
Albertson's, Incorporated             40,000    1,895,000

FURNITURE & APPLIANCES--0.46%
Whirlpool Corporation                 15,000      825,000

INSURANCE COMPANIES--1.07%
CIGNA Corporation                     11,000    1,903,687

MACHINERY & EQUIPMENT--2.62%
Flowserve Corporation                 47,000    1,313,062
General Signal Corporation            45,000    1,898,437
Pall Corporation                      71,000    1,468,812
                                              -----------
                                                4,680,311

MEDICAL PRODUCTS & SUPPLIES--
  6.27%
Abbott Laboratories                   50,000    3,278,125
Allergan, Incorporated                41,000    1,376,063
Beckman Instruments, Incorporated     18,000      720,000
Bergen Brunswig Corporation
  (Class A)                           41,250    1,737,656
Biomet, Incorporated                  82,000    2,101,250
Johnson & Johnson                     30,000    1,976,250
                                              -----------
                                               11,189,344

MEDICAL SERVICES--3.42%
Aetna, Incorporated                   23,000    1,622,938
MedPartners, Incorporated *           50,000    1,118,750
PacifiCare Health Systems,
  Incorporated (Class B)*             30,000    1,571,250
United Healthcare Corporation         36,000    1,788,750
                                              -----------
                                                6,101,688

METALS & MINING--0.73%
Amax Gold Incorporated*              300,000      693,750
Cyprus Amax Minerals Company          40,000      615,000
                                              -----------
                                                1,308,750

NATURAL GAS--1.07%
Enron Corporation                     46,000    1,911,875
COMMON STOCK                        SHARES       VALUE
OIL DOMESTIC--5.70%
Amoco Corporation                     25,000  $ 2,128,125
Kerr-McGee Corporation                13,000      823,063
Murphy Oil Corporation                17,000      921,187
Occidental Petroleum Corporation      54,000    1,582,875
Union Texas Petroleum Holdings,
  Incorporated                        40,000      832,500
Unocal Corporation                   100,000    3,881,250
                                              -----------
                                               10,169,000

OIL INTERNATIONAL--3.79%
Chevron Corporation                   42,000    3,234,000
Societe Nationale Elf Aquitaine
  ADR                                 60,000    3,517,500
                                              -----------
                                                6,751,500

PAPER/FOREST PRODUCTS--0.93%
Caraustar Industries,
  Incorporated                        29,000      993,250
Louisiana-Pacific Corporation         35,000      665,000
                                              -----------
                                                1,658,250

PHOTOGRAPHY/IMAGING--0.99%
Xerox Corporation                     24,000    1,771,500

PRINTING/PUBLISHING--0.88%
Banta Corporation                     58,000    1,566,000

RECREATION--0.97%
Brunswick Corporation                 57,000    1,727,812

RESTAURANTS--0.33%
Applebee's International,
  Incorporated                        33,000      596,063

RETAIL DISCOUNT--1.79%
Toys "R" Us, Incorporated*            26,000      817,375
Wal-Mart Stores, Incorporated         60,000    2,366,250
                                              -----------
                                                3,183,625

RETAIL SPECIALTY--0.49%
Tiffany & Company                     24,000      865,500

STEEL--0.07%
J&L Specialty Steel, Incorporated     12,000      120,750

TRUCKING & SHIPPING--0.56%
USFreightways Corporation             31,000    1,007,500

UTILITY, TELEPHONE--2.86%
Alltel Corporation                    47,000    1,929,937
MasTec, Incorporated*                 40,000      915,000
US West Communications Group          50,000    2,256,250
                                              -----------
                                                5,101,187
                                              -----------
                  TOTAL COMMON STOCK--89.30%
                         (COST $115,523,327)  159,269,721
                                              -----------

SCHEDULE OF INVESTMENTS  December 31, 1997
--------------------------------------------------------------------------------
AMERICAN NATIONAL GROWTH FUND, CONTINUED

                                     FACE
COMMERCIAL PAPER                    AMOUNT       VALUE

AUTO RELATED--1.38%
Hertz Corporation, 6.00%,
  01/20/98                        $2,464,000  $ 2,456,197

CONTAINERS--0.98%
Crown Cork & Seal Company,
  Incorporated, 5.85%, 01/30/98    1,750,000    1,741,753

DIVERSIFIED--0.20%
Growmark, Incorporated, 6.35%,
  01/12/98                           365,000      364,292

FINANCIAL SERVICES--0.83%
Case Credit Corporation, 7.25%,
  01/08/98                         1,484,000    1,481,908

NATURAL GAS--1.04%
Sonat, Incorporated, 6.20%,
  01/14/98                         1,860,000    1,855,836

RETAIL SPECIALTY--0.84%
The Limited, Incorporated, 6.15%,
  01/02/98                         1,500,000    1,499,744
                                     FACE
COMMERCIAL PAPER                    AMOUNT       VALUE
UTILITY, ELECTRIC--5.33%
Illinois Power Company, 6.15%,
  01/06/98                        $1,894,000  $ 1,892,382
Orange & Rockland Utilities,
  Incorporated, 6.60%, 01/07/98    1,446,000    1,444,409
Pennsylvania Power & Light
  Company, 6.60%, 01/09/98         1,645,000    1,642,587
Pennsylvania Power & Light
  Company, 6.50%, 01/16/98         1,634,000    1,629,575
Pennsylvania Power & Light Energy
  Trust, 6.08%, 01/05/98           2,896,000    2,894,044
                                              -----------
                                                9,502,997
                                              -----------
              TOTAL COMMERCIAL PAPER--10.60%
                          (COST $18,902,727)   18,902,727
                                              -----------
                   TOTAL INVESTMENTS--99.90%
                         (COST $134,426,054)  178,172,448
                 CASH AND OTHER ASSETS, LESS
                          LIABILITIES--0.10%      171,640
                                              -----------
                         NET ASSETS--100.00% $178,344,088
                                              -----------
                                              -----------
ABBREVIATIONS
ADR -- American Depository Receipt
  * -- Non-income producing securities

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 1997
--------------------------------------------------------------------------------
AMERICAN NATIONAL INCOME FUND

COMMON STOCK                        SHARES       VALUE

APPAREL, TEXTILE--1.03%
Guilford Mills, Incorporated          75,000  $ 2,053,125

AUTO & TRUCK
  MANUFACTURERS--4.13%
Ford Motor Company                   133,881    6,518,331
General Motors Corporation            28,000    1,697,500
                                              -----------
                                                8,215,831

AUTO PARTS MANUFACTURERS-- 1.22%
Modine Manufacturing Company          71,000    2,422,875

BANKS--8.33%
Banc One Corporation                  70,000    3,801,875
Comerica, Incorporated                23,000    2,075,750
First Union Corporation               33,400    1,711,750
Morgan (J.P.) & Company                9,500    1,072,313
NationsBank Corporation               60,000    3,648,750
Norwest Corp                         110,000    4,248,750
                                              -----------
                                               16,559,188

BEVERAGES--0.91%
Anheuser-Busch Companies,
  Incorporated                        41,000    1,804,000

BUILDING CONSTRUCTION &
  SUPPLIES--0.75%
Fluor Corporation                     40,000    1,495,000

CHEMICALS--4.38%
Dexter Corporation                    82,000    3,541,375
Du Pont (E.I.) de Nemours &
  Company                             26,600    1,597,663
Hercules, Incorporated                32,600    1,632,037
Praxair, Incorporated                 43,000    1,935,000
                                              -----------
                                                8,706,075

COMPUTER RELATED--2.52%
Hewlett-Packard Company               80,000    5,000,000

COMPUTER SOFTWARE--0.99%
Electronic Data Systems
  Corporation                         45,000    1,977,188

DRUGS--3.75%
Schering-Plough Corporation          120,000    7,455,000

ELECTRIC POWER--2.08%
Baltimore Gas and Electric
  Company                             26,300      895,844
DTE Energy Company                    65,000    2,254,687
OGE Energy Corporation                18,000      984,375
                                              -----------
                                                4,134,906
ELECTRICAL EQUIPMENT--0.86%
York International Corporation        43,000    1,701,188


COMMON STOCK                        SHARES       VALUE

ELECTRONICS--2.46%
Motorola, Incorporated                40,000  $ 2,282,500
Raytheon Company (Class A)             1,785       88,023
Raytheon Company (Class B)            50,000    2,525,000
                                              -----------
                                                4,895,523

ENVIRONMENTAL--0.69%
Waste Management, Incorporated        50,000    1,375,000

EXPLORATION & DRILLING--0.84%
Tidewater, Incorporated               19,000    1,047,375
Union Pacific Resources Group,
  Incorporated                        25,408      616,144
                                              -----------
                                                1,663,519

FINANCIAL SERVICES--6.01%
Beneficial Corporation                26,000    2,161,250
Morgan Stanley, Dean Witter,
  Discover and Company                90,000    5,321,250
Omega Healthcare Investors,
  Incorporated                        60,000    2,317,500
Reliance Group Holdings,
  Incorporated                       152,000    2,147,000
                                              -----------
                                               11,947,000

FOODS PRODUCERS--2.05%
McCormick & Company, Incorporated     70,000    1,960,000
Universal Foods Corporation           49,800    2,104,050
                                              -----------
                                                4,064,050

FOODS RETAILERS--1.31%
Albertson's, Incorporated             55,000    2,605,625

FURNITURE/APPLIANCES--1.66%
Whirlpool Corporation                 60,000    3,300,000

INSURANCE--1.06%
CIGNA Corporation                     12,200    2,111,363

MACHINERY & EQUIPMENT--3.08%
Flowserve Corporation                 51,000    1,424,813
Foster Wheeler Corporation            30,000      811,875
General Signal Corporation            60,000    2,531,250
Pall Corporation                      65,000    1,344,687
                                              -----------
                                                6,112,625

MEDICAL PRODUCTS &
  SUPPLIES--3.98%
Abbott Laboratories                   65,000    4,261,563
Allergan, Incorporated                38,000    1,275,375
Bergen Brunswig Corporation
  (Class A)                           56,250    2,369,531
                                              -----------
                                                7,906,469

MEDICAL SERVICES--0.56%
Columbia/HCA Healthcare
  Corporation                         37,500    1,110,937

METALS & MINING--0.70%
Cyprus Amax Minerals Company          90,000    1,383,750

SCHEDULE OF INVESTMENTS  December 31, 1997
--------------------------------------------------------------------------------
AMERICAN NATIONAL INCOME FUND, CONTINUED

COMMON STOCK                        SHARES       VALUE

NATURAL GAS--1.03%
Enron Corporation                     49,000  $ 2,036,562

OIL DOMESTIC--3.00%
Amoco Corporation                     17,800    1,515,225
Kerr-McGee Corporation                27,200    1,722,100
Murphy Oil Corporation                16,100      872,419
Occidental Petroleum Corporation      63,400    1,858,412
                                              -----------
                                                5,968,156

OIL INTERNATIONAL--3.91%
Chevron Corporation                   23,200    1,786,400
Exxon Corporation                     31,000    1,896,812
Societe Nationale Elf Aquitaine
  ADR                                 25,000    1,465,625
Texaco, Incorporated                  48,000    2,610,000
                                              -----------
                                                7,758,837

PAPER/FOREST PRODUCTS--2.39%
Caraustar Industries,
  Incorporated                        30,000    1,027,500
Glatfelter (P.H.) Company             94,000    1,750,750
Weyerhaeuser Company                  40,000    1,962,500
                                              -----------
                                                4,740,750

PRINTING & PUBLISHING--1.72%
Banta Corporation                     63,000    1,701,000
Deluxe Corporation                    50,000    1,725,000
                                              -----------
                                                3,426,000

REAL ESTATE/REITS--6.14%
CenterPoint Properties
  Corporation                         63,000    2,212,875
Crescent Real Estate Equities
  Company                             65,000    2,559,375
Health & Retirement Property
  Trust                              100,000    2,000,000
Hospitality Properties Trust          50,000    1,643,750
Liberty Trust Properties              75,000    2,142,188
National Health Investors,
  Incorporated                        39,000    1,633,125
                                              -----------
                                               12,191,313

RECREATION--0.96%
Brunswick Corporation                 63,200    1,915,750

RESTAURANTS--0.33%
Applebee's International,
  Incorporated                        36,000      650,250

TELEPHONE UTILITY--3.77%
Alltel Corporation                    51,000    2,094,187
GTE Corporation                       60,000    3,135,000
US West Communications Group          50,000    2,256,250
                                              -----------
                                                7,485,437

TOBACCO--1.99%
RJR Nabisco Holdings Corporation      41,248    1,546,800
UST, Incorporated                     65,000    2,400,937
                                              -----------
                                                3,947,737


COMMON STOCK                        SHARES       VALUE

TRANSPORT, TRUCKING &
  SHIPPING--0.56%
USFreightways Corporation             34,000  $ 1,105,000
                                              -----------
                  TOTAL COMMON STOCK--81.15%
                         (Cost $114,003,748)  161,226,029
                                              -----------

COVERTIBLE PREFERRED STOCK

FINANCIAL SERVICES--0.75%
Security Capital Industrial Trust     47,000    1,498,125

INSURANCE COMPANIES--0.73%
St Paul Capital LLC                   20,000    1,440,000

OIL DOMESTIC--1.73%
Unocal Corporation                    61,000    3,446,500
                                              -----------
    TOTAL CONVERTIBLE PREFERRED STOCK--3.21%
                           (Cost $5,414,752)    6,384,625
                                              -----------
                                     FACE
CORPORATE BONDS                     AMOUNT       VALUE

MACHINERY/GENERAL INDUSTRIAL--
  1.18%
Robbins & Meyers, Incorporated,
  6.50%, 09/01/03                 $1,500,000    2,351,250
Subordinated Convertible
  Debentures
                                              -----------
                TOTAL CORPORATE BONDS--1.18%
                           (Cost $1,508,156)    2,351,250
                                              -----------

COMMERCIAL PAPER

AUTO RELATED--2.03%
Hertz Corporation, 6.16%,
  01/08/98                         1,475,000    1,473,233
Hertz Corporation, 5.87%,
  01/09/98                         2,569,000    2,565,649
                                              -----------
                                                4,038,882

CONTAINERS--1.57%
Crown Cork & Seal Company,
  Incorporated, 6.12%, 01/07/98    1,597,000    1,595,163
Crown Cork & Seal Company,
  Incorporated, 6.10%, 01/08/98      122,000      121,856
Crown Cork & Seal Company,
  Incorporated, 5.85%, 01/30/98    1,406,000    1,399,374
                                              -----------
                                                3,116,393

DIVERSIFIED--1.06%
Growmark, Incorporated, 6.35%,
  01/12/98                           610,000      608,817
Growmark, Incorporated, 6.05%,
  01/20/98                         1,500,000    1,495,210
                                              -----------
                                                2,104,027

SCHEDULE OF INVESTMENTS  December 31, 1997
--------------------------------------------------------------------------------
AMERICAN NATIONAL INCOME FUND, CONTINUED

                                     FACE
COMMERCIAL PAPER                    AMOUNT       VALUE

ELECTRIC POWER--1.20%
Arizona Public Service, 6.45%,
  01/13/98                        $2,393,000   $2,387,855

FOODS--2.71%
ConAgra, Incorporated, 6.10%,
  01/06/98                         2,356,000    2,354,004
ConAgra, Incorporated, 6.07%,
  01/07/98                         2,493,000    2,490,478
ConAgra, Incorporated, 6.10%,
  01/08/98                           540,000      539,359
                                              -----------
                                                5,383,841
NATURAL GAS--2.58%
Penn Fuel Corporation, 7.00%,
  01/13/98                           989,000      986,693
Sonat, Incorporated, 6.30%,
  01/12/98                         2,284,000    2,279,603
Sonat, Incorporated, 6.20%,
  01/14/98                         1,863,000    1,858,829
                                              -----------
                                                5,125,125

RETAIL, SPECIALTY--1.32%
Rite Aid Corporation, 6.00%,
  01/20/98                         2,627,000    2,618,681

UTILITY, ELECTRIC--0.70%
Orange & Rockland Utilities,
  Incorporated, 6.28%, 01/02/98    1,382,000    1,381,759
                                     FACE
COMMERCIAL PAPER                    AMOUNT       VALUE

UTILITY, TELEPHONE--1.17%
GTE Corporation, 6.05%, 01/05/98  $2,329,000  $ 2,327,434
                                              -----------
              TOTAL COMMERCIAL PAPER--14.34%
                          (Cost $28,483,997)   28,483,997
                                              -----------
                   TOTAL INVESTMENTS--99.88%
                         (Cost $149,410,653)  198,445,901
                 CASH AND OTHER ASSETS, LESS
                          LIABILITIES--0.12%      241,013
                                              -----------
                         NET ASSETS--100.00% $198,686,914
                                              -----------
                                              -----------
ABBREVIATIONS
ADR -- American Depository Receipt
REIT -- Real Estate Investment Trust

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 1997
--------------------------------------------------------------------------------
TRIFLEX FUND

COMMON STOCK                        SHARES       VALUE

APPAREL/TEXTILES--0.54%
Guilford Mills, Incorporated           5,100  $   139,613

AUTO & TRUCK MANUFACTURERS--
  1.68%
Chrysler Corporation                   2,600       91,487
Ford Motor Company                     3,300      160,669
General Motors Corporation             3,000      181,875
                                              -----------
                                                  434,031

AUTO PARTS MANUFACTURERS--0.36%
Modine Manufacturing Company           2,700       92,138

BANKS--5.43%
Banc One Corporation                   3,100      168,369
Comerica, Incorporated                 2,500      225,625
First Union Corporation                3,200      164,000
NationsBank Corporation                5,000      304,063
Norwest Corporation                   14,000      540,750
                                              -----------
                                                1,402,807
BEVERAGES--0.51%
Anheuser-Busch Companies,
  Incorporated                         3,000      132,000

BROADCASTING--0.58%
US West Media Group,
  Incorporated*                        5,200      150,150

BUILDING SUPPLIES--0.76%
Giant Cement Holding,
  Incorporated*                        8,500      196,562

CHEMICALS--2.48%
Cabot Corporation                      3,600       99,450
Dexter Corporation                     2,300       99,331
Du Pont (E.I.) de Nemours &
  Company                              2,400      144,150
Hercules, Incorporated                 2,800      140,175
Praxair, Incorporated                  3,500      157,500
                                              -----------
                                                  640,606

COMPUTER RELATED--1.39%
Sequent Computer Systems,
  Incorporated*                        6,200      124,000
Silicon Graphics, Incorporated*        4,600       57,212
Sun Microsystems, Incorporated*        4,500      179,438
                                              -----------
                                                  360,650
COMPUTER SOFTWARE--1.59%
Electronic Data Systems
  Corporation                          2,300      101,056
First Data Corporation                 5,300      155,025
Synopsys, Incorporated*                4,300      153,725
                                              -----------
                                                  409,806

CONSTRUCTION--0.72%
Fluor Corporation                      5,000      186,875


COMMON STOCK                        SHARES       VALUE

COSMETICS & TOILETRIES--2.35%
Procter & Gamble Company               7,600  $   606,575

DIVERSIFIED--0.58%
Mark IV Industries, Incorporated       6,825      149,297

DRUGS--1.92%
Warner-Lambert Company                 4,000      496,000

ELECTRICAL EQUIPMENT--0.53%
York International Corporation         3,500      138,469

ELECTRIC POWER--1.12%
Allegheny Power System,
  Incorporated                         2,100       68,250
DTE Energy Company                     4,000      138,750
OGE Energy Corporation                 1,500       82,031
                                              -----------
                                                  289,031

ELECTRONICS/INSTRUMENTS--1.24%
Avnet, Incorporated                    3,000      198,000
Motorola, Incorporated                 2,000      114,125
Raytheon Company (Class A)               191        9,419
                                              -----------
                                                  321,544

ENVIRONMENTAL--1.52%
Waste Management, Incorporated         9,000      247,500
Wheelabrator Technologies,
  Incorporated                         9,000      144,562
                                              -----------
                                                  392,062

EXPLORATION & DRILLING--0.74%
Global Marine, Incorporated*           2,800       68,600
Tidewater, Incorporated                1,500       82,688
Union Pacific Resources Group,
  Incorporated                         1,693       41,055
                                              -----------
                                                  192,343

FINANCIAL SERVICES--1.88%
American General Corporation           1,800       97,312
Morgan Stanley, Dean Witter,
  Discover and Company                 3,600      212,850
Reliance Group Holdings,
  Incorporated                        12,400      175,150
                                              -----------
                                                  485,312

FOOD PRODUCERS--1.10%
IBP, Incorporated                      5,500      115,156
Universal Foods Corporation            4,000      169,000
                                              -----------
                                                  284,156

FOOD RETAILERS--0.57%
Albertson's, Incorporated              3,100      146,863

INSURANCE COMPANIES--0.67%
CIGNA Corporation                      1,000      173,063

SCHEDULE OF INVESTMENTS  December 31, 1997
--------------------------------------------------------------------------------
TRIFLEX FUND, CONTINUED

COMMON STOCK                        SHARES       VALUE

MACHINERY & EQUIPMENT--2.03%
Flowserve Corporation                  4,200  $   117,337
Foster Wheeler Corporation             3,500       94,719
General Signal Corporation             4,200      177,188
Pall Corporation                       6,500      134,469
                                              -----------
                                                  523,713

MEDICAL PRODUCTS & SUPPLIES--
  4.45%
Abbott Laboratories                    3,000      196,688
Allergan, Incorporated                 3,900      130,894
Beckman Instruments, Incorporated      1,700       68,000
Bergen Brunswig Corporation
  (Class A)                            5,750      242,219
Biomet, Incorporated                   7,100      181,937
Johnson & Johnson                      5,000      329,375
                                              -----------
                                                1,149,113

MEDICAL SERVICES--2.86%
Aetna, Incorporated                    2,100      148,181
Columbia/HCA Healthcare
  Corporation                          7,650      226,631
MedPartners, Incorporated *            6,800      152,150
PacifiCare Health Systems,
  Incorporated (Class B)*              1,000       52,375
United Healthcare Corporation          3,200      159,000
                                              -----------
                                                  738,337

METALS & MINING--0.33%
Cyprus Amax Minerals Company           5,500       84,562

NATURAL GAS--0.64%
Enron Corporation                      4,000      166,250

OIL DOMESTIC--2.15%
Amoco Corporation                      2,000      170,250
Kerr-McGee Corporation                 1,200       75,975
Murphy Oil Corporation                 1,600       86,700
Occidental Petroleum Corporation       7,600      222,775
                                              -----------
                                                  555,700

OIL INTERNATIONAL--2.72%
Chevron Corporation                    4,400      338,800
Societe Nationale Elf Aquitaine
  ADR                                  6,200      363,475
                                              -----------
                                                  702,275

PAPER/FOREST PRODUCTS--1.21%
Caraustar Industries,
  Incorporated                         2,300       78,775
Louisiana-Pacific Corporation          5,100       96,900
Weyerhaeuser Company                   2,800      137,375
                                              -----------
                                                  313,050


COMMON STOCK                        SHARES       VALUE

PRINTING/PUBLISHING--0.57%
Banta Corporation                      5,500  $   148,500

REAL ESTATE/REITS--1.24%
Health & Retirement Property
  Trust                                8,900      178,000
National Health Investors,
  Incorporated                         3,400      142,375
                                              -----------
                                                  320,375

RECREATION--0.59%
Brunswick Corporation                  5,000      151,562

RESTAURANTS--0.20%
Applebee's International,
  Incorporated                         2,900       52,381

RETAIL DISCOUNT--0.37%
Toys "R" Us, Incorporated*             3,000       94,313

RETAIL SPECIALTY--0.29%
Tiffany & Company                      2,100       75,731

TELEPHONE UTILITY--2.42%
Alltel Corporation                     4,400      180,675
GTE Corporation                        4,000      209,000
US West Communications Group           5,200      234,650
                                              -----------
                                                  624,325

TOBACCO--0.74%
UST, Incorporated                      5,200      192,075

TRUCKING & SHIPPING--0.34%
USFreightways Corporation              2,700       87,750
                                              -----------
                  TOTAL COMMON STOCK--53.41%
                          (Cost $10,019,061)   13,799,965
                                              -----------

COVERTIBLE PREFERRED STOCK

OIL DOMESTIC--0.77%
Unocal Corporation                     3,500      197,750
                                              -----------
    TOTAL CONVERTIBLE PREFERRED STOCK--0.77%
                             (Cost $185,787)      197,750
                                              -----------

SCHEDULE OF INVESTMENTS  December 31, 1997
--------------------------------------------------------------------------------
TRIFLEX FUND, CONTINUED

                                     FACE
BONDS AND NOTES                     AMOUNT       VALUE
FINANCIAL SERVICES--2.34%
Ford Motor Credit Company,
  6.375%, 09/15/99                 $ 600,000  $   603,750

GOVERNMENT AGENCIES--23.66%
Federal Home Loan Mortgage
  Corporation, 7.70%, 05/17/06     1,000,000    1,023,978
Federal Home Loan Mortgage
  Corporation, 7.00%, 09/15/07     1,000,000    1,019,780
Federal Home Loan Mortgage
  Corporation, Pool #284839,
  8.50%, 01/01/17                     56,996       59,508
Federal Home Loan Mortgage
  Corporation, Pool #302886,
  8.00%, 05/01/17                     53,648       55,476
Federal Home Loan Mortgage
  Corporation, Pool #298759,
  8.00%, 08/01/17                    179,700      185,823
Federal National Mortgage
  Association, 7.55%, 04/22/02       685,000      726,531
Federal National Mortgage
  Association, 7.55%, 06/10/04     1,250,000    1,285,062
Federal National Mortgage
  Association, 7.70%, 04/10/07     1,500,000    1,557,030
Federal National Mortgage
  Association, Pool #041669,
  8.00%, 02/01/17                     35,200       36,444
Federal National Mortgage
  Association, Pool #48974,
  8.00%, 06/01/17                    158,372      163,965
                                              -----------
                                                6,113,597

U S TREASURY SECURITIES--12.99%
U S Treasury Bond, 6.000%,
  02/15/26                         2,350,000    2,346,639
U S Treasury Note, 5.875%,
  02/15/04                         1,000,000    1,009,370
                                              -----------
                                                3,356,009
                                              -----------
               TOTAL BONDS AND NOTES--38.99%
                           (Cost $9,471,005)   10,073,356
                                              -----------

                                     FACE
COMMERCIAL PAPER                    AMOUNT       VALUE

FINANCIAL SERVICES--3.16%
Case Credit Corporation, 7.00%,
  01/07/98                         $ 302,000  $   301,648
Dana Credit Corporation, 6.65%,
  01/06/98                           517,000      516,522
                                              -----------
                                                  818,170

UTILITY, ELECTRIC--3.09%
Kentucky Power Company, 6.60%,
  01/06/98                           190,000      189,826
Orange & Rockland Utilities,
  Incorporated, 6.50%, 01/05/98      109,000      108,921
Orange & Rockland Utilities,
  Incorporated, 7.70%, 01/08/98      500,000      499,252
                                              -----------
                                                  797,999
                                              -----------
               TOTAL COMMERCIAL PAPER--6.25%
                           (Cost $1,616,169)    1,616,169
                                              -----------
                   TOTAL INVESTMENTS--99.42%
                          (Cost $21,292,023)   25,687,240
                 CASH AND OTHER ASSETS, LESS
                          LIABILITIES--0.58%      150,832
                                              -----------
                         NET ASSETS--100.00%  $25,838,072
                                              -----------
                                              -----------
ABBREVIATIONS
ADR -- American Depository Receipt
  * -- Non-income producing securities

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES  December 31, 1997
--------------------------------------------------------------------------------

                                                                           GROWTH          INCOME        TRIFLEX
ASSETS
Investments in securities, at value                                    $  178,172,448  $  198,445,901  $ 25,687,240
Cash                                                                            3,660             780           105
Receivable for:
  Dividends                                                                   202,862         350,499        20,697
  Interest                                                                          -          32,859       146,347
Other assets                                                                  127,708          99,346        24,785
                                                                       --------------  --------------  ------------
                                                         TOTAL ASSETS     178,506,678     198,929,385    25,879,174
LIABILITIES
Capital stock reacquired                                                       40,953          76,362         7,301
Accrued:
  Investment advisory fee                                                      74,043         114,970        18,354
  Service fee                                                                  34,094          37,639         5,447
Other liabilities                                                              13,500          13,500        10,000
                                                                       --------------  --------------  ------------
                                                    TOTAL LIABILITIES         162,590         242,471        41,102
                                                                       --------------  --------------  ------------
                                                           NET ASSETS  $  178,344,088  $  198,686,914  $ 25,838,072
                                                                       --------------  --------------  ------------
                                                                       --------------  --------------  ------------
Shares outstanding                                                         34,031,575       7,360,452     1,410,260
                                                                       --------------  --------------  ------------
                                                                       --------------  --------------  ------------
Net asset value per share                                              $         5.24  $        26.99  $      18.32
                                                                       --------------  --------------  ------------
                                                                       --------------  --------------  ------------
Offering price per share
  (Net asset value per share / 94.25%)                                 $         5.56  $        28.64  $      19.44
                                                                       --------------  --------------  ------------
                                                                       --------------  --------------  ------------

STATEMENTS OF OPERATIONS  Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                                              GROWTH        INCOME       TRIFLEX
INVESTMENT INCOME
Dividends (Net of $15,345, $22,671 and $1,408 of foreign dividend taxes)   $  2,654,015  $  4,992,758  $   313,435
Interest                                                                        703,446     1,112,015      752,151
                                                                           ------------  ------------  -----------
                                                  TOTAL INVESTMENT INCOME     3,357,461     6,104,773    1,065,586
EXPENSES
Investment advisory fee                                                       1,011,542     1,270,994      186,693
Service fee                                                                     387,654       416,699       62,231
Insurance                                                                        51,784        55,857       10,643
Directors' fees and expenses                                                     22,722        22,722       22,722
Custodian fees                                                                   73,542        77,088       23,893
Audit fees                                                                       13,500        13,900       10,345
Qualification fees                                                               21,023        25,378       13,879
Shareholder reporting expenses                                                   33,559        35,457        6,770
Other                                                                               771           871          871
                                                                           ------------  ------------  -----------
                                                           TOTAL EXPENSES     1,616,097     1,918,966      338,047
                                                 LESS EXPENSES REIMBURSED             -             -       24,234
                                                                           ------------  ------------  -----------
                                                             NET EXPENSES     1,616,097     1,918,966      313,813
                                                                           ------------  ------------  -----------
INVESTMENT INCOME                                                             1,741,364     4,185,807      751,773
                                                                           ------------  ------------  -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                           24,950,387    23,033,015    2,950,385
  Change in unrealized appreciation of investments for the year               6,796,148    10,366,823      277,845
                                                                           ------------  ------------  -----------
NET GAIN ON INVESTMENTS                                                      31,746,535    33,399,838    3,228,230
                                                                           ------------  ------------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $ 33,487,899  $ 37,585,645  $ 3,980,003
                                                                           ------------  ------------  -----------
                                                                           ------------  ------------  -----------

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
AMERICAN NATIONAL GROWTH FUND

                                                                          YEAR ENDED DECEMBER 31,
                                                                       ------------------------------
                                                                            1997            1996
                                                                       --------------  --------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income, net                                               $    1,741,364  $    1,448,774
  Net realized gain on investments                                         24,950,387       4,261,181
  Change in unrealized appreciation                                         6,796,148      17,439,255
                                                                       --------------  --------------
  Net increase in net assets resulting from operations                     33,487,899      23,149,210
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income, net                                                   (1,757,095)     (1,419,918)
  Capital gains                                                           (21,864,218)     (4,921,156)
                                                                       --------------  --------------
  Total distributions to shareholders                                     (23,621,313)     (6,341,074)
CAPITAL SHARE TRANSACTIONS, NET                                            15,719,205       1,129,016
                                                                       --------------  --------------
TOTAL INCREASE                                                             25,585,791      17,937,152
NET ASSETS
  Beginning of year                                                       152,758,297     134,821,145
                                                                       --------------  --------------
  End of year                                                          $  178,344,088  $  152,758,297
                                                                       --------------  --------------
                                                                       --------------  --------------

AMERICAN NATIONAL INCOME FUND

                                                                          YEAR ENDED DECEMBER 31,
                                                                       ------------------------------
                                                                            1997            1996
                                                                       --------------  --------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income, net                                               $    4,185,807  $    3,705,098
  Net realized gain on investments                                         23,033,015       3,943,081
  Change in unrealized appreciation                                        10,366,823      15,681,074
                                                                       --------------  --------------
  Net increase in net assets resulting from operations                     37,585,645      23,329,253
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income, net                                                   (4,220,053)     (3,671,980)
  Capital gains                                                           (19,927,051)     (4,113,747)
                                                                       --------------  --------------
  Total distributions to shareholders                                     (24,147,104)     (7,785,727)
CAPITAL SHARE TRANSACTIONS, NET                                            19,462,475       9,184,340
                                                                       --------------  --------------
TOTAL INCREASE                                                             32,901,016      24,727,866
NET ASSETS
  Beginning of year                                                       165,785,898     141,058,032
                                                                       --------------  --------------
  End of year                                                          $  198,686,914  $  165,785,898
                                                                       --------------  --------------
                                                                       --------------  --------------

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
TRIFLEX FUND

                                                                          YEAR ENDED DECEMBER 31,
                                                                       ------------------------------
                                                                            1997            1996
                                                                       --------------  --------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income, net                                               $      751,773  $      632,622
  Net realized gain on investments                                          2,950,385         599,434
  Change in unrealized appreciation                                           277,845       1,280,861
                                                                       --------------  --------------
  Net increase in net assets resulting from operations                      3,980,003       2,512,917
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income, net                                                     (756,610)       (626,356)
  Capital gains                                                            (2,597,856)       (550,081)
                                                                       --------------  --------------
  Total distributions to shareholders                                      (3,354,466)     (1,176,437)
CAPITAL SHARE TRANSACTIONS, NET                                             2,024,691          94,672
                                                                       --------------  --------------
TOTAL INCREASE                                                              2,650,228       1,431,152
NET ASSETS
  Beginning of year                                                        23,187,844      21,756,692
                                                                       --------------  --------------
  End of year                                                          $   25,838,072  $   23,187,844
                                                                       --------------  --------------
                                                                       --------------  --------------

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the year

                                                                            YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------
AMERICAN NATIONAL GROWTH FUND                                  1997       1996       1995       1994       1993
                                                             ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year                           $    4.95  $    4.39  $    3.83  $    4.15  $    4.51
Investment income, net                                            0.06       0.05       0.08       0.06       0.06
Net realized and unrealized gain on investments during the
  year                                                            1.03       0.73       0.88       0.15       0.31
                                                             ---------  ---------  ---------  ---------  ---------
                           Total from Investment Operations       1.09       0.78       0.96       0.21       0.37
Less distributions from
  Investment income, net                                         (0.06)     (0.05)     (0.08)     (0.06)     (0.06)
  Capital gains                                                  (0.74)     (0.17)     (0.32)     (0.47)     (0.67)
                                                             ---------  ---------  ---------  ---------  ---------
                                        Total distributions      (0.80)     (0.22)     (0.40)     (0.53)     (0.73)
                                                             ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year                                 $    5.24  $    4.95  $    4.39  $    3.83  $    4.15
                                                             ---------  ---------  ---------  ---------  ---------
                                                             ---------  ---------  ---------  ---------  ---------
                                               Total return      22.24%     17.64%     25.20%      4.98%      8.17%
                                                             ---------  ---------  ---------  ---------  ---------
                                                             ---------  ---------  ---------  ---------  ---------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)                      $ 178,344  $ 152,758  $ 134,821  $ 113,250  $ 113,135
Ratio of expenses to average net assets                           0.96       1.15       0.98       0.97       1.00
Ratio of net investment income to average net assets              1.03       1.02       1.67       1.46       1.31
Portfolio turnover rate                                          46.79      18.72      37.00      46.26      59.67
Average commission rate                                           7.00       7.00     --         --         --

                                                                            YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------
AMERICAN NATIONAL INCOME FUND                                  1997       1996       1995       1994       1993
                                                             ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year                           $   25.05  $   22.59  $   18.90  $   21.66  $   22.09
Investment income, net                                            0.63       0.58       0.62       0.62       0.56
Net realized and unrealized gain (loss) on investments
  during the year                                                 4.96       3.10       4.82      (0.75)      1.75
                                                             ---------  ---------  ---------  ---------  ---------
                           Total from Investment Operations       5.59       3.68       5.44      (0.13)      2.31
Less distributions from
  Investment income, net                                         (0.64)     (0.58)     (0.63)     (0.61)     (0.60)
  Capital gains                                                  (3.01)     (0.64)     (1.12)     (2.02)     (2.14)
                                                             ---------  ---------  ---------  ---------  ---------
                                        Total distributions      (3.65)     (1.22)     (1.75)     (2.63)     (2.74)
                                                             ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year                                 $   26.99  $   25.05  $   22.59  $   18.90  $   21.66
                                                             ---------  ---------  ---------  ---------  ---------
                                                             ---------  ---------  ---------  ---------  ---------
                                               Total return      22.72%     16.46%     29.12%     (0.61)%     10.63%
                                                             ---------  ---------  ---------  ---------  ---------
                                                             ---------  ---------  ---------  ---------  ---------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)                      $ 198,687  $ 165,786  $ 141,058  $ 114,231  $ 119,956
Ratio of expenses to average net assets                           1.05       1.10       1.12       1.12       1.17
Ratio of net investment income to average net assets              2.28       2.42       2.89       2.86       2.51
Portfolio turnover rate                                          39.14      27.07      44.00      52.46      70.71
Average commission rate                                           7.00       7.00     --         --         --
                                                                            YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------
TRIFLEX FUND                                                   1997       1996       1995       1994       1993
                                                             ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year                           $   17.90  $   16.85  $   14.32  $   15.35  $   15.81
Investment income, net                                            0.57       0.49       0.49       0.45       0.41
Net realized and unrealized gain (loss) on investments
  during the year                                                 2.50       1.48       2.67      (0.22)      0.58
                                                             ---------  ---------  ---------  ---------  ---------
                           Total from Investment Operations       3.07       1.97       3.16       0.23       0.99
Less distributions from
  Investment income, net                                         (0.59)     (0.49)     (0.49)     (0.45)     (0.41)
  Capital gains                                                  (2.06)     (0.43)     (0.14)     (0.81)     (1.04)
                                                             ---------  ---------  ---------  ---------  ---------
                                        Total distributions      (2.65)     (0.92)     (0.63)     (1.26)     (1.45)
                                                             ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year                                 $   18.32  $   17.90  $   16.85  $   14.32  $   15.35
                                                             ---------  ---------  ---------  ---------  ---------
                                                             ---------  ---------  ---------  ---------  ---------
                                               Total return      17.46%     11.86%     22.29%      1.49%      6.31%
                                                             ---------  ---------  ---------  ---------  ---------
                                                             ---------  ---------  ---------  ---------  ---------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)                      $  25,838  $  23,188  $  21,757  $  19,023  $  20,469
Ratio of expenses to average net assets (1)                       1.26       1.21       1.26       1.25       1.32
Ratio of net investment income to average net assets              3.02       2.83       2.99       2.91       2.49
Portfolio turnover rate                                          27.52      23.78      16.39      46.95      70.98
Average commission rate                                           7.00       7.00     --         --         --

(1) Expenses for these calculations are net of a reimbursement from Securities Management & Research, Inc. Without these reimbursements, the ratio of expenses to average net assets would have been 1.36%, 1.34%, 1.46%, 1.45%, and 1.39% for the years ended 1997, 1996, 1995, 1994, and 1993, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 1997
--------------------------------------------------------------------------------
AMERICAN NATIONAL FUNDS GROUP

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
The American National Funds Group (the "Funds") are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended. The Funds are comprised of the American National Growth Fund, Inc., American National Income Fund, Inc. and the Triflex Fund, Inc. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION:
Investments listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. Commercial paper is stated at amortized cost, which is equivalent to fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date (date order to buy or sell is executed). Divided income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses from security transactions are reported on the basis of specific identification for financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES:
For federal income tax purposes, each fund is treated as a separate entity. The Funds intend to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intend to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:
Fund shares are sold in a continuous public offering at net asset value plus a sales charge. The Funds repurchase shares at net asset value. Dividends and other distributions are recorded by the Fund on the ex-dividend date and may be reinvested at the net asset value.

EXPENSES:
Operating expenses not directly attributable to a Fund's operations are prorated among the Funds based on the relative net assets or shareholders of each Fund.

NOTE 2--INVESTMENT ADVISORY AND SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Securities Management and Research, Inc. ("SM&R") is the investment advisor and principal underwriter for the Funds. Investment advisory fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

                                                                      INVESTMENT
                                                                       ADVISORY
                                                                          FEE      SERVICE FEE
Net Assets
Not exceeding $100,000,000                                                0.750%       0.250%
Exceeding $100,000,000 but not exceeding $200,000,000                     0.625%       0.200%
Exceeding $200,000,000 but not exceeding $300,000,000                     0.500%       0.150%
Exceeding $300,000,000                                                    0.400%       0.100%

The investment advisory agreement for the Growth Fund provides for incentive fees that will increase or decrease the basic investment advisory fee, based on the performance of the fund in relation to a specified industry index for the funds with similar objectives over a rolling 36-month period. For the year ended December 31, 1997 approximately $17,800 was earned in incentive fees, and the investment advisory fee was decreased by approximately $186,300, netting a reduction of approximately $168,500.

SM&R has agreed to reimburse the Funds for all expenses, other than taxes, interest, and expenses directly related to the purchase and sale of investment securities, in excess of 1.25% per annum of the average daily net assets.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL FUNDS GROUP

During the year ended December 31, 1997, SM&R, as principal underwriter, received as sales charges on sale of shares of capital stock of the Funds and made reallowances to dealers as follows:

                                                                          SALES CHARGES
                                                      SALES CHARGES       REALLOWED TO
                                                    RECEIVED BY SM&R         DEALERS
Growth                                                  $ 405,080           $   5,433
Income                                                    697,920               9,704
Triflex                                                    54,962                 353

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). As of December 31, 1997, SM&R and American National had the following ownership in the Funds:


                                       SM&R                    AMERICAN NATIONAL
                          ------------------------------  ----------------------------
                                         PERCENT OF                     PERCENT OF
                           SHARES    SHARES OUTSTANDING    SHARES   SHARES OUTSTANDING
Growth                      327,110        0.96%          1,158,102        3.40%
Income                       16,120        0.22%              --           --
Triflex                     119,925        8.50%            200,666       14.23%

NOTE 3--COST, PURCHASES, AND SALES OF INVESTMENT SECURITIES
Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment in securities, other than commercial paper and corporate short-term bonds and notes, were as follows:

                         PURCHASES       SALES
Growth                   $72,223,151  $86,042,890
Income                    64,457,744   74,649,926
Triflex                    6,553,243    8,183,604

Gross unrealized appreciation and depreciation as of December 31, 1997, were as follows:

                        APPRECIATION  DEPRECIATION
Growth                  $49,541,244    $5,794,850
Income                   51,439,190     2,403,942
Triflex                   4,853,657       458,440

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL FUNDS GROUP

NOTE 4--CAPITAL STOCK

AMERICAN NATIONAL GROWTH FUND

                                                                 YEAR ENDED                 YEAR ENDED
                                                             DECEMBER 31, 1997          DECEMBER 31, 1996
                                                          ------------------------    ------------------------
                                                            SHARES       AMOUNT         SHARES        AMOUNT
                                                          ----------  ------------    ----------   -----------
Sale of capital shares                                     2,618,034  $ 14,523,030     2,177,792  $ 10,210,865
Investment income dividends reinvested                       319,910     1,712,682       287,812     1,382,250
Distributions made from net realized gains reinvested      4,145,887    21,351,396       967,807     4,800,321
                                                          ----------  ------------    ----------   -----------
Subtotals                                                  7,083,831    37,587,108     3,433,411    16,393,436
Redemptions of capital shares                             (3,923,677)  (21,867,903)   (3,261,788)  (15,264,420)
                                                          ----------  ------------    ----------   -----------
Net increase in capital shares outstanding                 3,160,154  $ 15,719,205       171,623   $ 1,129,016
                                                                      ------------                 -----------
                                                                      ------------                 -----------
Shares outstanding at beginning of year                   30,871,421                  30,699,798
                                                          ----------                  ----------
Shares outstanding at end of year                         34,031,575                  30,871,421
                                                          ----------                  ----------
                                                          ----------                  ----------
The components of net assets at December 31, 1997,
  are as follows:
Capital Stock--34,031,575 shares of $1.00 par value
  outstanding (75,000,000 authorized) (par and
  additional paid-in capital)                                         $129,654,480
Accumulated net realized gain on investments                             4,943,214
Net unrealized appreciation of investments                              43,746,394
                                                                      ------------
Net assets                                                            $178,344,088
                                                                      ------------
                                                                      ------------

AMERICAN NATIONAL INCOME FUND

                                                                 YEAR ENDED                 YEAR ENDED
                                                             DECEMBER 31, 1997          DECEMBER 31, 1996
                                                          ------------------------    ------------------------
                                                            SHARES       AMOUNT         SHARES        AMOUNT
                                                          ----------  ------------    ----------  ------------
Sale of capital shares                                       767,255  $ 20,997,880       910,789  $ 21,860,138
Investment income dividends reinvested                       149,320     4,073,432       146,022     3,535,030
Distributions made from net realized gains reinvested        729,218    19,360,438       160,183     3,978,943
                                                          ----------  ------------    ----------  ------------
Subtotals                                                  1,645,793    44,431,750     1,216,994    29,374,111
Redemptions of capital shares                               (903,658)  (24,969,275)     (843,346)  (20,189,771)
                                                          ----------  ------------    ----------  ------------
Net increase in capital shares outstanding                   742,135  $ 19,462,475       373,648  $  9,184,340
                                                                      ------------                ------------
                                                                      ------------                ------------
Shares outstanding at beginning of year                    6,618,317                   6,244,669
                                                          ----------                  ----------
Shares outstanding at end of year                          7,360,452                   6,618,317
                                                          ----------                  ----------
                                                          ----------                  ----------
The components of net assets at December 31, 1997,
  are as follows:
Capital Stock--7,360,452 shares of $1.00 par value
  outstanding (50,000,000 authorized) (par and additional
  paid-in capital)                                                    $145,959,922
Accumulated net realized gain on investments                             3,691,744
Net unrealized appreciation of investments                              49,035,248
                                                                      ------------
Net assets                                                            $198,686,914
                                                                      ------------
                                                                      ------------

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL FUNDS GROUP

TRIFLEX FUND

                                                                 YEAR ENDED                 YEAR ENDED
                                                             DECEMBER 31, 1997          DECEMBER 31, 1996
                                                          ------------------------    ------------------------
                                                            SHARES       AMOUNT         SHARES        AMOUNT
                                                          ----------  ------------    ----------  ------------
Sale of capital shares                                        96,421  $  1,864,777       119,915  $  2,092,078
Investment income dividends reinvested                        38,357       728,301        34,214       599,589
Distributions made from net realized gains reinvested        139,275     2,529,231        29,666       532,797
                                                          ----------  ------------    ----------
Subtotals                                                    274,053     5,122,309       183,795     3,224,464
Redemptions of capital shares                               (159,550)   (3,097,618)     (178,895)   (3,129,792)
                                                          ----------  ------------    ----------  ------------
Net increase in capital shares outstanding                   114,503  $  2,024,691         4,900  $     94,672
                                                                      ------------                ------------
                                                                      ------------                ------------
Shares outstanding at beginning of year                    1,295,757                   1,290,857
                                                          ----------                  ----------
Shares outstanding at end of year                          1,410,260                   1,295,757
                                                          ----------                  ----------
                                                          ----------                  ----------
The components of net assets at December 31, 1997,
  are as follows:
Capital Stock--1,410,260 shares of $1.00 par value
  outstanding (50,000,000 authorized) (par and additional
  paid-in capital)                                                    $ 21,023,928
Accumulated net realized gain on investments                               418,927
Net unrealized appreciation of investments                               4,395,217
                                                                      ------------
Net assets                                                            $ 25,838,072
                                                                      ------------
                                                                      ------------

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
The Board of Directors and Shareholders
American National Funds Group

We have audited the accompanying statements of assets and liabilities of American National Funds Group (comprised of American National Growth Fund, Inc., American National Income Fund, Inc. and Triflex Fund, Inc.), including the schedule of investments as of December 31, 1997, the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes for the year ended December 31, 1996 and the financial highlights for each of the four years in the period ended December 31, 1996 were audited by other auditors whose report dated February 7, 1997 issued an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American National Funds Group as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                                Tait, Weller & Baker, CPA

Philadelphia, Pennsylvania
January 30, 1998

DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions per share for the year ended December 31, 1997.

                                                                                    LONG-TERM    MID-TERM    SHORT-TERM
                                                             RECORD    INVESTMENT    CAPITAL      CAPITAL      CAPITAL
                                                              DATE       INCOME       GAIN         GAIN         GAIN
American National Growth Fund, Inc.                           6/23/97  $  0.02700
                                                             12/19/97  $  0.03175   $  0.2492    $  0.3846    $  0.1029

American National Income Fund, Inc.                           3/24/97  $  0.15500
                                                              6/23/97  $  0.15200
                                                              9/22/97  $  0.15500
                                                             12/19/97  $  0.17500   $  0.4184    $  2.3177    $  0.2781

Triflex Fund, Inc.                                            3/24/97  $  0.12400
                                                              6/23/97  $  0.13700
                                                              9/22/97  $  0.15000
                                                             12/19/97  $  0.18100   $  0.3315    $  1.5615    $  0.1706

INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders
American National Funds Group


We have audited the accompanying statement of changes in net assets of American National Funds Group for the year ended December 31, 1996, and the financial highlights for each of the years in the four-year period ended December 31, 1996. The statement of changes in net assets and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on the statement of changes in net assets and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and the financial highlights referred to above present fairly, in all material respects, the changes in net assets of American National Funds Group for the year ended December 31, 1996 and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                       KPMG Peat Marwick LLP

Houston, Texas
February 7, 1997

                          PART C   OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS:

          The Financial Statements required in the instructions to Form N-1A are included in the Annual Report, a copy of which is attached as EXHIBIT "1" to the Statement of Additional Information.

          Schedules II to VII, inclusive, are omitted because the required information is included in the financial statements filed herewith, or because the conditions requiring their filing do not exist.

     (b)  EXHIBITS

          1.   See EXHIBIT 99.B1a to Post-Effective Amendment No. 91 to
               Form N-1A, for a copy of Registrant's Articles of Incorporation and EXHIBIT 99.B1b for a copy of Registrant's Articles Supplementary.

          2. See EXHIBIT 99.B2 to Post-Effective Amendment No. 91 to Form N-1A for a copy of Registrant's current By-Laws.

          3.   None.

          4. See EXHIBIT 99.B4 to Post-Effective Amendment No. 91 to Form N-1A for a specimen of Registrant's stock certificate.

          5. See EXHIBIT 99.B5 to Post-Effective Amendment No. 91 to Form N-1A for a copy of Registrant's Investment Advisory Agreement.

          6. See EXHIBIT 99.B6 to Post-Effective Amendment No. 91 to Form N-1A for a copy of Registrant's current Underwriting Agreement.

          7.   None.

          8.   See EXHIBIT 99.B8a to Post-Effective Amendment No. 91 to
               Form N-1A, for a copy of Registrant's Custodian Agreement and
               EXHIBIT 99.B8b for a copy of Registrant's Sub-Custodian
               Agreement.

          9.   None.

          10. See EXHIBIT 99.B10 to this Post-Effective Amendment No. 93 to Form N-1A, for consent and opinion of Registrant's counsel, Greer, Herz & Adams, L.L.P.

          11. See EXHIBIT 99.B11 to this Post-Effective Amendment No. 93 to Form N-1A, for consent of KPMG Peat Marwick LLP and Tait, Weller & Baker, independent accountants of Registrant.

          12.  Not Applicable.

          13.  None.

          14.  See EXHIBIT 99.B14a to Post-Effective Amendment No. 93 to
               Form N-1A for copies of documents model plans used to establish Tax Sheltered Custodial Accounts and Texas Optional Retirement Programs and EXHIBIT 99.B14b for copies of documents used to establish Individual Retirement Accounts, in conjunction with which Registrant offers its securities.

          15.  None.

          16. See EXHIBIT 99.B16 to this Post-Effective Amendment No. 93 to Form N-1A, for schedule of computation of performance quotations provided pursuant to Item 22. of Form N-1A.

          17. See EXHIBIT 99.B17 to Post-Effective Amendment No. 91 to Form N-1A, for a Power of Attorney.

          18.  None.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          All persons under common control with the Registrant are shown on the list attached hereto as EXHIBIT 99.B19.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

          As of April 1, 1998, the number of record holders of Registrant's common stock were as follows:

          TITLE OF CLASS      NUMBER OF RECORD HOLDERS
          ---------------     ------------------------

          Common Stock,
          $1.00 par value             13,957

ITEM 27.  INDEMNIFICATION.

          The Registrant has agreed to indemnify its directors to the maximum extent permitted by applicable law against all costs and expenses (including, but not limited to, counsel fees, amounts of judgments paid, and amounts paid in settlement) reasonably incurred in connection with the defense of any actual or threatened claim, action, suit or proceeding, whether civil, criminal, administrative, or other, in which he or she may be involved by virtue of such person being or having been such director. Such indemnification is pursuant to Section 3.15 of the Registrant's By-Laws, a copy of which is attached as Exhibit 99.B2 to Post-Effective Amendment No. 91 to Form N-1A.

          Registrant, together with the American National Income Fund, Inc., and the Triflex Fund, Inc., (collectively referred to as the "American National Funds Group"), has purchased a directors' and officers' liability policy. At a Joint Boards of Directors' Meeting of Registrant and the other American National Funds Group held on May 14, 1997, the Boards of Directors authorized the renewal of an ICI Mutual Insurance Company Directors and Officers/Errors and Omissions Liability Insurance policy.
     The ICI Mutual Insurance Company, 1600 M Street - 5th Floor, Washington, D.C. 20036. The policy contains a $5,000 per individual insured per loss deductible, a $25,000 aggregate all individual insureds, each claim deductible, $100,000 company reimbursement, each claim deductible and $100,000 company coverage, each claim deductible. The aggregate limit of liability is $5,000,000. The annual premium for all three American National Funds Group was $117,819. The Registrant's share of such fee, based upon the proportion of its total assets to those of the other American National Funds Group, is $43,995.

          Additionally, the Registrant is required to maintain a secured letter of credit. However, due to the restrictions on the making of loans, the Registrant and SM&R have entered into an undertaking whereby SM&R has secured a letter of credit from U.S. National Bank of Galveston, Texas for the benefit of the Registrant. Pursuant to this arrangement, the Registrant will reimburse SM&R for its proportionate share of any expenses incurred by SM&R in the procurement of the letter of credit and for any annual renewal premiums paid on behalf of the Registrant by SM&R.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

          Securities Management and Research, Inc. ("SM&R") serves as investment adviser to Registrant and the other American National Funds, the American National Investment Accounts, Inc. and the SM&R Capital Funds, Inc. See "THE FUNDS AND THEIR MANAGEMENT" in Part A and "Investment
     Advisory and Other Services" in Part B.

     ROBERT A. FRUEND, CLU
          DIRECTOR OF SM&R; Executive Vice President and Director of Ordinary Agencies of American National Insurance Company, Director and Vice President of American National Life Insurance Company of Texas, all located at One Moody Plaza, Galveston, Texas; Director and Chairman of the Board of American National Property and Casualty Company; Director and Chairman of the Board of American National General Insurance Company; Director of American National Insurance Service Company; Director of American National Lloyds Insurance Company; Director and Chairman of the Board, Pacific Property and Casualty, Inc., all located at 1949 East Sunshine, Springfield, Missouri.


     R. EUGENE LUCAS
          DIRECTOR AND MEMBER OF EXECUTIVE COMMITTEE OF SM&R; Director of American National Insurance Company, One Moody Plaza, Galveston, Texas; President and Director of Gal-Tex Hotel Corporation, 504 Moody National Bank Tower, Galveston, Texas, Gal-Tenn Hotel Corporation, 504 Moody National Bank Tower, Galveston, Texas; Director of ANREM Corporation, One Moody Plaza, Galveston, Texas.


     MICHAEL W. MCCROSKEY
          DIRECTOR, PRESIDENT, CHIEF EXECUTIVE OFFICER AND MEMBER OF THE EXECUTIVE COMMITTEE OF SM&R, President and Director of the Fund; President and Director of the American National Income Fund, Inc., and Triflex Fund, Inc. (hereinafter referred to as the "American National Funds Group"); President and Director of the American National Investment Accounts, Inc., President and Director of the
          SM&R Capital Funds, Inc.; Executive Vice President, American
          National; Director and President, ANREM Corporation; Director and President, ANTAC Corporation; Assistant Secretary of American
          National Life Insurance Company of Texas; Director, Comprehensive Investment Services, all located at One Moody Plaza, Galveston,
          Texas; Vice President, American National Property and Casualty;
          Vice President, American National General Insurance Company; Vice President, Pacific Property and Casualty, Inc., all located at 1949 East Sunshine, Springfield, Missouri. Vice President of Standard Life and Accident Insurance Company, 201 Robert S. Kerr Avenue, Oklahoma City, Oklahoma; Vice President of Garden State Life Insurance Company, 2450 South Shore Blvd., League City, Texas.


     G. RICHARD FERDINANDSTEN
          DIRECTOR AND MEMBER OF EXECUTIVE COMMITTEE OF SM&R; Director,
          Senior Executive Vice President and Chief Operating Officer, American National Insurance Company; Director, Chairman of the Board, President and Chief Executive Officer, American National Life Insurance Company of Texas; Director, Comprehensive Investment Services, all located at One Moody Plaza, Galveston, Texas; Director, Vice Chairman of the Board, American National General Insurance Company; Director, Vice Chairman of the Board, American National Property and Casualty; Director and Vice Chairman of the Board, Pacific Property & Casualty Company; Underwriter, American National Lloyds Insurance Company, all located at 1949 East Sunshine, Springfield, Missouri.
          Director and Chairman of the Board, Standard Life and Accident Insurance Company, 201 Robert S. Kerr Avenue, Oklahoma City, Oklahoma; Director, Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas.


     RONALD J. WELCH
          DIRECTOR OF SM&R; Executive Vice President and Chief Actuary of American National Insurance Company; Senior Vice President of American National Life Insurance Company of Texas, all located at
          One Moody Plaza, Galveston, Texas; Director and Chairman of the Board of Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas; Director of Standard Life and Accident Insurance Company, 201 Robert S. Kerr Avenue, Oklahoma City, Oklahoma; Director of American National Property and Casualty Company; Director of American National General Insurance Company; Director of American National Insurance Service Company; Director of Pacific Property and Casualty Company, all located at 1949 East Sunshine Street, Springfield, Missouri.



     GORDON D. DIXON
          DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER AND
          MEMBER OF INVESTMENT AND EXECUTIVE COMMITTEES OF SM&R; Vice President and Portfolio Manager of the Fund; Vice President, Portfolio Manager of the American National Investment Accounts, Inc.
          - Growth

          Portfolio; Co-Manager of the American National Income Fund Inc. and the American National Investment Accounts, Inc. - Managed Portfolio; Vice President of Stocks for American National Insurance Company; Director and President, Comprehensive Investment Services, all located at One Moody Plaza, Galveston, Texas; Vice President of Investments for Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas; Former Director of Equity Strategy Research and Trading for C&S/Soran Bank (now Nations Bank) Atlanta, Georgia.


     K. DAVID WHEELER
          SENIOR VICE PRESIDENT, INSTITUTIONAL SALES AND PRIVATE CLIENT SERVICES OF SM&R, One Moody Plaza, Galveston, Texas; Senior Institutional Consultants, Bank South, Atlanta, Geogia.

     VERA M. YOUNG
          VICE PRESIDENT, PORTFOLIO MANAGER OF SM&R; Vice President, Portfolio Manager of American National Investment Accounts, Inc. - Money Market Portfolio and the SM&R Capital Funds, Inc. - Primary Fund Series, One Moody Plaza, Galveston, Texas; Assistant Vice President, Securities of American National Insurance Company, all located at One Moody Plaza, Galveston, Texas.

     EMERSON V. UNGER, C.L.U.
          VICE PRESIDENT OF SM&R; Vice President of American National Funds Group, American National Investment Accounts, Inc. and SM&R Capital Funds, Inc., all located at One Moody Plaza, Galveston, Texas.


     BRENDA T. KOELEMAY
          VICE PRESIDENT AND TREASURER OF SM&R; Vice President and Treasurer of American National Funds Group, American National Investments Accounts, Inc. and SM&R Capital Funds, Inc.; Treasurer, Comprehensive Investment Services, all located at One Moody Plaza, Galveston, Texas.


     TERESA E. AXELSON
          VICE PRESIDENT AND SECRETARY OF SM&R; Vice President and Secretary of American National Funds Group, American National Investment Accounts, Inc. and SM&R Capital Funds, Inc., all located at One Moody Plaza, Galveston, Texas.

ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) SM&R also serves as the principal underwriter for the Registrant, the other American National Funds, the American National Investment Accounts, Inc. and the SM&R Capital Funds, Inc. See "THE FUNDS AND THEIR MANAGEMENT" in Part A.

     (b)

NAME AND PRINIPAL            POSITIONS AND OFFICERS      POSITIONS AND OFFICES
BUSINESS ADDRESS             WITH UNDERWRITER            WITH REGISTRANT
----------------             ----------------------      ---------------------
Robert A. Fruend, C.L.U.      Director                   None
One Moody Plaza
Galveston, Texas

R. Eugene Lucas              Director                    None
Moody National Bank Tower
Galveston, Texas

Michael W. McCroskey         Director and President,     President and
One Moody Plaza              Chief Executive Officer     Director
Galveston, Texas


G. Richard Ferdinandsten    Director                    None
One Moody Plaza
Galveston, Texas


Ronald J. Welch              Director                    None
One Moody Plaza
Galveston, Texas

Gordon D. Dixon              Director, Senior Vice       Vice President
One Moody Plaza              President, Chief            Portfolio Manager
Galveston , Texas            Investment Officer

K. David Wheeler             Senior Vice President      None
One Moody Plaza              Institutional Sales
Galveston, Texas             and Private Client
                             Services

Vera M. Young                Vice President,             None
One Moody Plaza              Portfolio Manager
Galveston, Texas

Emerson V. Unger, C.L.U.     Vice President              Vice President
One Moody Plaza
Galveston, Texas

Brenda T. Koelemay          Vice President and          Vice President and
One Moody Plaza              Treasurer                   Treasurer
Galveston, Texas

Teresa E. Axelson            Vice President and          Vice President and
One Moody Plaza              Secretary                   Secretary

NAME AND PRINIPAL            POSITIONS AND OFFICERS      POSITIONS AND OFFICES
BUSINESS ADDRESS             WITH UNDERWRITER            WITH REGISTRANT
----------------             ----------------------      ---------------------
Galveston, Texas


     (c)  Not Applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

          All accounts, books and other documents required to be maintained by
     Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the office of SM&R at One Moody Plaza, Galveston, Texas 77550.


ITEM 31.  MANAGEMENT SERVICES.


          There are no management-related service contracts to which the Registrant is a party not discussed under Part A or Part B of this Post-Effective Amendment No. 93 to Registration Statement.



ITEM 32.  UNDERTAKINGS.

          The Registrant undertakes to provide a copy of the Registrant's latest Annual Report to shareholders to whom a prospectus is delivered upon request and without charge.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, AMERICAN NATIONAL GROWTH FUND, INC., certifies that it meets all of the requirements for effectiveness of this POST-EFFECTIVE AMENDMENT NO. 93 to Registration Statement, pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this POST-EFFECTIVE AMENDMENT NO. 25 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Galveston and State of Texas, on the 20th day of April, 1998.


AMERICAN NATIONAL GROWTH FUND, INC.


By: MICHAEL W. MCCROSKEY
    -------------------------------
    Michael W. McCroskey, President

Pursuant to the requirements of the Securities Act of 1933, this POST-EFFECTIVE AMENDMENT NO. 93 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


 MICHAEL W. MCCROSKEY                    BRENDA T. KOELEMAY
-----------------------------------     -------------------------------------
 Michael W. McCroskey, President         Brenda T. Koelemay, Treasurer
 Date:      April 20, 1998               Date:      April 20, 1998
-----------------------------------     -------------------------------------

                                  DIRECTORS


X RALPH S. CLIFFORD                      X    PAUL D. CUMMINGS
-----------------------------------     ---------------------------------------
* Ralph S. Clifford by                   * Paul D. Cummings by
Michael W. McCroskey, Power of Attorney  Michael W. McCroskey, Power of Attorney
Date:       April 20, 1998               Date:       April 20, 1998
-----------------------------------     ---------------------------------------



X JACK T. CURRIE                         X    IRA W. PAINTON
-----------------------------------     ---------------------------------------
* Jack T. Currie by                      * Ira W. Painton by
Michael W. McCroskey, Power of Attorney  Michael W. McCroskey, Power of Attorney
Date:       April 20, 1998               Date:        April 20, 1998
     ------------------------------           ---------------------------------



X DONALD P. STEVENS                      X    STEVEN H. STUBBS
-----------------------------------     ---------------------------------------
* Donald P. Stevens by                   * Steven H. Stubbs by
Michael W. McCroskey, Power of Attorney  Michael W. McCroskey, Power of Attorney
Date:       April 20, 1998               Date:        April 20, 1998
     ------------------------------           ---------------------------------



X      MICHAEL W. MCCROSKEY
-----------------------------------
  Michael W. McCroskey
Date:       April 20, 1998
-----------------------------------


*Pursuant to a Power of Attorney executed by the Board of Directors dated December 16, 1994. Attached as Exhibit 99.B17 to Post-Effective
Amendment No. 91.

                          EXHIBIT INDEX

                               TO

                 POST-EFFECTIVE AMENDMENT NO. 93
                UNDER THE SECURITIES ACT OF 1933

                               AND

                        AMENDMENT NO. 25
              UNDER INVESTMENT COMPANY ACT OF 1940

                               FOR

               AMERICAN NATIONAL GROWTH FUND, INC.
                         ("REGISTRANT")


                    PART C  ITEM AND CAPTION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

       (a)   FINANCIAL STATEMENTS: -  Attached as exhibit to Statement of
                                      Additional Information

       (b)   EXHIBITS ATTACHED THIS FILING:

Exhibit 99.B10   Opinion of Registrant's counsel, Greer, Herz & Adams,
                 L.L.P.

Exhibit 99.B11 Consent of Tait, Weller & Baker and KPMG Peat Marwick LLP, independent accountants of Registrant

Exhibit 99.B14a  Tax Sheltered Annuity Forms Kit

Exhibit 99.B14b  Traditional, Roth and Education IRA Forms Kits

Exhibit 99.B16 Schedule of computation of performance quotations provided pursuant to Item 22. of Form N-1A

Exhibit 99.B19   Control List

Exhibit 27       Growth Fund Financial Data Schedules